UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08035

                              AFBA 5Star Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                            909 N. Washington Street
                              Alexandria, VA 22314
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Kimberley E. Wooding
                            909 N. Washington Street
                              Alexandria, VA 22314
                     ---------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 703-299-5794

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2005

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.




AFBA 5  STAR FUND, INC. ANNUAL REPORT

MARCH 31, 2005


                                 [LOGO OMITTED]

This report has been prepared for the general information of AFBA 5Star Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Class I shares are offered primarily for institutional investors as well as to members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies. Shares of AFBA 5Star Fund, Inc. are distributed by PFPC Distributors, Inc., King of Prussia, Pennsylvania.

MESSAGE
TO OUR SHAREHOLDERS

Dear Shareholder:

Thank you for your continued investments in the AFBA 5Star Funds. I am very pleased to present the Annual Report for the Funds for the year ended March 31, 2005.

The fiscal year ending March 31, 2005 had two distinct performance profiles for the fund industry in general. During the first nine months, total returns grew at a fairly strong rate, but during the last three months, January through March 2005, the investment climate produced mixed signals. While market fundamentals remained strong the entire year, this last quarter saw increasing concerns about rising interest rates, inflation and the price of oil. Responding to moves by the Federal Reserve, the longer term Treasury yields began to climb. The 10-year yield, after hovering in the 4% range for months, moved up to the 41/2% range again. If these rates increase too rapidly then inflation concerns heat up. However, we expect this rate of increase to flatten during the remainder of 2005.

With today's real and imagined market uncertainties, it is more important than ever to recognize that, in the longer term, the market historically has outperformed cash - and money managers with a disciplined investment approach have outperformed money managers who chase fads and flock to yesterday's "winners".

In the following pages you will find commentary from the Funds' portfolio managers at Kornitzer Capital Management (KCM). All of our portfolios are team-managed by highly skilled, seasoned professionals. Using a disciplined, analytical approach to managing the investments they seek financially strong companies that will benefit from certain positive long-term fundamental trends in our society. Once these companies have been identified and become candidates for our investment dollars, they then must be available at the right price - a valuation that makes sense. I encourage you to read their commentary.

As of March 31, 2005 the AFBA 5Star Funds included more than 13,000 accounts, totaling $334 million in assets under management. We thank you for your confidence and support. Please call us if we can provide additional services or assistance with your account.

Sincerely,



/S/ JOHN A. (AL) JOHNSON
---------------------------------
John A. (Al) Johnson
President, AFBA 5Star Funds, Inc.

PORTFOLIO
MANAGEMENT REVIEW

DEAR VALUED SHAREHOLDERS:

The year ending March 31, 2005 was a positive one in general for equity investors, with the S&P gaining 6.69%. Our message to shareholders this past year was that the market was transitioning from an economically induced rebound to one where investors would be focused on underlying fundamentals. As such, we communicated to our shareholders to not get discouraged by naturally slowing rates of growth.

As we write this, the Fed has raised interest rates seven successive times, albeit in a slow and measured fashion, and investors are focusing both on the prospects for continued economic growth as well as potential signs of inflation. For much of the past year or so, the market has been concerned with rising oil prices. Where oil prices will go in the short term, we do not know, but we do believe that oil is still a highly cyclical investment. We do not follow benchmark-driven industry weightings, and believe the long-term prospects of healthcare and technology companies far outweigh the prospects of most energy companies.

More than ever, we are focusing on the fundamental long-term prospects of our holdings, and continue to believe that our emphasis on underlying growth trends and valuation discipline will continue to benefit shareholders. Please see the investment results table, which outlines the performance for each of the funds. Please note that the performance quoted in this letter is that of the Class I of each Fund. Additionally, more information on the Fund holdings listed in this commentary may be viewed in the Schedule of Investments for each Fund provided in this Annual Report.

THE AFBA 5STAR SMALL CAP FUND saw particularly positive performance in gaming and other consumer discretionary stocks in particular, with names such as Orient Express Hotels, Ameristar Casinos and American Eagle Outfitters doing particularly well. As a result of our investment process, the fund has avoided commodities. Several holdings were added based upon our long-term trend and fundamental analysis including Corinthian Colleges (post secondary education), Central Garden & Pet (a maker of pet and garden supply related products), and Sybron Dental (a manufacturer of professional consumable dental products).

THE AFBA 5STAR MID CAP FUND was up modestly for the year. Like the Small Cap fund, not owning energy stocks was a drag on performance. In addition, several of the worst performing sectors were technology and healthcare, and the fund holds almost double the index weightings in both sectors. Discretionary stocks continued to perform well, especially within retail. Five of the top six performers in the fund were retail stocks, including Chico's, Abercrombie & Fitch, Michaels Stores, Talbots and CVS. We initiated a number of new positions including names in business services, retail, and healthcare such as Petsmart, Williams Sonoma, Pharmaceutical Product Development and Hewitt Associates. We continue to trim some of our most successful stocks based on valuation.

THE AFBA 5STAR LARGE CAP FUND was up modestly for the year and, like most of our other funds, had to try to make do without the benefit of energy related stocks. Helping to push performance were stocks such as FedEx, Johnson & Johnson, and Walgreens. The heavy exposure to technology and certain healthcare stocks hindered overall performance including Analog Devices, AU Optronics, Merck and Pfizer. Examples of stocks added to the portfolio that met our investment criteria include Royal Caribbean, Time Warner and Viacom.

THE AFBA 5STAR USA GLOBAL FUND had a relatively poor showing, again like some of the other funds, having strong weights within technology and healthcare, and reducing our energy exposure throughout the year. Stocks that performed well included Getty Images, Tempur-Pedic and Gillette. We added a number of new stocks to the fund including Gentex (a maker of self-dimming auto mirrors), Tiffany (a higher-end jeweler) and Gtech Holdings (manages lottery systems for various governments), all of which qualify for the fund's unique investment objective of investing only in U.S. companies that generate a substantial component of their revenues from overseas sources.

As one might imagine, given the industry related weakness witnessed in some of the other funds, the AFBA 5STAR SCIENCE AND TECHNOLOGY FUND had a relatively demur year, driven in large part by our semiconductor and biotech related exposure, but still managed to perform better than its related indices. Stocks such as Abbot Laboratories, American Medical Systems, Texas Instruments and Wind River performed well. We also added new stocks to the portfolio such as Barr Pharmaceuticals, Baxter International, Cabot Microelectronics and KLA Tencor.

THE AFBA 5STAR BALANCED FUND beat its comparative index this past year, with the fund returning 10.97% versus 6.69% for the S&P 500 Index. The fund invests in common stocks with rising dividends, as well as convertible and high yield bonds. We made a few bond purchases as opportunities presented themselves. We have been avoiding long term bonds to protect the portfolio from rising interest rates.

Over the past few months, corporate bond prices have corrected, and we will continue to invest in longer bonds as they reach our yield objectives. This will help increase the yield on our portfolio. We believe that the stock market will present opportunities, as well. Currently, the mix between bonds and stocks sits at approximately a 50/50% mix, with most stocks yielding above 2%. With our fixed income holdings, we are primarily focusing on higher yielding issuers and shorter-term convertibles, which should help to buffer the fund from future rises in interest rates.

THE AFBA 5STAR HIGH YIELD FUND posted another positive year, with a return of 2.54%. Due to historically low interest rates and historically low corporate yield spreads, we have let cash build quite dramatically in the fund as we anticipate a generally higher level of interest rates as the economy strengthens. While the build-up in cash may have held back the funds relative performance, our interest has been in the long-term and positioning the fund for the future. We patiently wait for appropriate returns to compensate for the risks inherent in investing in high yield bonds.

Thank you for your continued confidence in the AFBA 5Star Fund, Inc.

Sincerely,

/S/ JOHN C. KORNITZER                /S/ KENT W. GASAWAY
------------------------------       -------------------------------
John C. Kornitzer                    Kent W. Gasaway, CFA
President                            Senior Vice President
Kornitzer Capital Management         Kornitzer Capital Management

/S/ ROBERT MALE                       /S/ GRANT SARRIS
------------------------------       -------------------------------
Robert Male, CFA                     Grant Sarris, CFA
Senior Vice President                Senior Vice President
Kornitzer Capital Management         Kornitzer Capital Management

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)


                                         INVESTMENT RESULTS - ANNUAL TOTAL RETURN AS OF 3/31/05

                             INCEPTION      ONE YEAR        THREE YEARS     FIVE YEARS          SINCE     LIFE OF FUND
AFBA 5STAR FUND                DATE       ENDED 3/31/05   ENDED 3/31/05*  ENDED 3/31/05*     INCEPTION*    CUMULATIVE*
---------------------------------------------------------------------------------------------------------------------------------
BALANCED
     Class I                  6/3/97           10.97%           6.24%       4.94%               6.43%         62.86%
     Class A                 9/24/01            4.63%           4.15%        N/A                9.20%         36.25%
     Class B                 9/24/01            5.08%           4.18%        N/A                9.49%         37.54%
     Class C                 9/24/01            8.89%           5.16%        N/A                9.99%         39.75%
     Class R                 2/17/04           10.49%            N/A         N/A                8.77%          9.86%
LARGE CAP
     Class I                  6/3/97            1.45%          (0.64%)     (2.09%)              3.92%         35.11%
     Class A                 9/24/01           (4.46%)         (2.77%)       N/A                3.66%         13.47%
     Class B                 9/24/01           (4.34%)         (2.70%)       N/A                3.97%         14.65%
     Class C                 9/24/01           (0.59%)         (1.65%)       N/A                4.54%         16.90%
     Class R                 2/17/04            0.90%            N/A         N/A               (2.18%)        (2.44%)
HIGH YIELD
     Class I                  6/3/97            2.54%           8.55%       8.62%               6.01%         57.88%
     Class A                 9/24/01           (1.53%)          6.93%        N/A                7.27%         28.00%
     Class B                 9/24/01           (2.42%)          6.63%        N/A                7.18%         27.58%
     Class C                 9/24/01            0.45%           7.49%        N/A                7.64%         29.52%
     Class R                 2/17/04            2.00%            N/A         N/A                2.38%          2.67%
USA GLOBAL
     Class I                  6/3/97           (1.55%)         (0.66%)     (2.96%)              5.04%         46.97%
     Class A                 9/24/01           (7.21%)         (2.79%)       N/A                4.84%         18.06%
     Class B                 9/24/01           (7.16%)         (2.73%)       N/A                5.18%         19.43%
     Class C                 9/24/01           (3.51%)         (1.65%)       N/A                5.74%         21.68%
     Class R                 2/17/04           (2.08%)           N/A         N/A               (4.14%)        (4.62%)
SCIENCE & TECHNOLOGY
     Class I                10/12/01           (5.93%)          1.07%        N/A                4.76%         17.49%
     Class A                10/12/01          (11.27%)         (1.04%)       N/A                2.84%         10.20%
     Class B                10/12/01          (11.24%)         (1.01%)       N/A                3.15%         11.34%
     Class C                10/12/01           (7.75%)          0.08%        N/A                3.74%         13.59%
     Class R                 2/17/04           (6.39%)           N/A         N/A               (5.11%)        (5.70%)
SMALL CAP
     Class I                10/15/01            3.36%           7.66%        N/A               14.04%         57.48%
     Class A                10/15/01           (2.57%)          5.40%        N/A               11.90%         47.52%
     Class B                10/15/01           (2.46%)          5.62%        N/A               12.43%         49.93%
     Class C                10/15/01            1.29%           6.58%        N/A               12.91%         52.18%
     Class R                 2/17/04            2.85%            N/A         N/A                4.92%          5.51%
MID CAP
     Class I                  5/1/02            2.31%            N/A         N/A                9.69%         30.95%
     Class A                  5/1/02           (3.53%)           N/A         N/A                7.34%         22.92%
     Class B                  5/1/02           (3.44%)           N/A         N/A                7.63%         23.90%
     Class C                  5/1/02            0.31%            N/A         N/A                8.59%         27.15%
     Class R                 2/17/04            1.77%            N/A         N/A                4.68%          5.24%

* THREE YEAR, FIVE YEAR AND SINCE INCEPTION RETURNS ARE ANNUALIZED FOR PERIODS GREATER THAN ONE YEAR; CUMULATIVE RETURN IS NOT ANNUALIZED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. RETURNS CURRENT TO THE MOST RECENT MONTH-END ARE AVAILABLE AT WWW.AFBAFUNDS.COM. PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS PERFORMANCE WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. ALL INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, MANAGEMENT FEES OR OTHER EXPENSES.

PERFORMANCE INFORMATION IS RESTATED TO REFLECT THE CURRENT MAXIMUM FRONT-END SALES CHARGE (IN THE CASE OF CLASS A SHARES) OR THE MAXIMUM CONTIGENT DEFERRED SALES CHARGE (IN THE CASE OF CLASS B AND C SHARES), AND ASSUMES THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THE MAXIMUM FRONT-END SALES CHARGES FOR CLASS A SHARES ARE AS FOLLOWS: AFBA 5STAR BALANCED FUND, AFBA 5STAR LARGE CAP FUND, AFBA 5STAR USA GLOBAL FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND, AFBA 5STAR SMALL CAP FUND AND AFBA 5STAR MID CAP FUND - 5.50%: AFBA 5STAR HIGH YIELD FUND - 3.75%. THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES ARE AS
FOLLOWS: AFBA 5STAR BALANCED FUND, AFBA 5STAR LARGE CAP FUND, AFBA 5STAR USA GLOBAL FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND , AFBA 5STAR SMALL CAP FUND AND AFBA 5STAR MID CAP FUND - 4.75%: AFBA 5STAR HIGH YIELD FUND - 4.00%. THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES FOR ALL THE PORTFOLIOS IS 1.00%.

AFBA 5STAR BALANCED FUND - CLASS I SHARES VERSUS
Lipper Balanced Fund Index(2) and S&P 500 Index(1)

[Line chart omitted -- plot points are as follows:]

                                             6/3/97*       3/31/98      3/31/99      3/31/00     3/31/01
AFBA 5Star Balanced Fund - Class I            10,000        11,676       10,913       12,811      12,685
S&P 500 Index                                 10,000        13,162       15,595       18,395      14,412
Lipper Balanced Fund Index                    10,000        12,051       13,059       14,424      13,627

                                             3/31/02       3/31/03      3/31/04      3/31/05
AFBA 5Star Balanced Fund - Class I            13,609        11,335       14,676       16,286
S&P 500 Index                                 14,448        10,873       14,689       15,669
Lipper Balanced Fund Index                    13,964        12,168       15,221       15,995

*INCEPTION


AFBA 5STAR LARGE CAP FUND - CLASS I SHARES
VERSUS S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]

                                          6/3/97*       3/31/98      3/31/99      3/31/00     3/31/01
AFBA 5Star Large Cap Fund - Class I        10,000        11,892       11,723       15,031      13,533
S&P 500 Index                              10,000        13,162       15,595       18,395      14,412

                                          3/31/02      3/31/03       3/31/04      3/31/05
AFBA 5Star Large Cap Fund - Class I        13,787        9,481        13,318       13,511
S&P 500 Index                              14,448       10,873        14,689       15,669

*INCEPTION




AFBA 5STAR HIGH YIELD FUND - CLASS I SHARES
VERSUS LIPPER HIGH YIELD FUND INDEX(4) AND
MERRILL LYNCH HIGH YIELD CASH BOND INDEX(3)

[Line chart omitted -- plot points are as follows:]

                                            6/3/97*       3/31/98      3/31/99      3/31/00     3/31/01
AFBA 5Star High Yield Fund - Class I         10,000        10,948       10,023       10,452      11,862
Merrill Lynch High Yield Bond Index          10,000        11,123       11,340       11,189      11,646
Lipper High Yield Fund Index                 10,000        11,361       11,221       11,221      10,639

                                            3/31/02     3/31/03       3/31/04      3/31/05
AFBA 5Star High Yield Fund - Class I         12,357      12,865        15,446       15,789
Merrill Lynch High Yield Bond Index          11,865      12,300        14,963       15,980
Lipper High Yield Fund Index                 10,223      10,549        12,778       13,567

*INCEPTION


AFBA 5STAR USA GLOBAL FUND - CLASS I SHARES
VERSUS S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]

                                             6/3/97*       3/31/98      3/31/99      3/31/00     3/31/01
AFBA 5Star USA Global Fund - Class I          10,000        11,227       11,168       17,100      13,793
S&P 500 Index                                 10,000        13,162       15,595       18,395      14,412

                                             3/31/02     3/31/03       3/31/04      3/31/05
AFBA 5Star USA Global Fund - Class I          15,006      10,060        14,937       14,697
S&P 500 Index                                 14,448      10,873        14,689       15,669

*INCEPTION

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)


AFBA 5STAR SCIENCE & TECHNOLOGY FUND - CLASS I SHARES VERSUS
LIPPER SCIENCE & TECHNOLOGY FUND INDEX(5) AND S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]


                                                             10/12/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star Science & Technology Fund - Class I                  10,000        11,380        6,760       12,490      11,749
S&P 500 Index                                                   10,000        10,577        7,959       10,753      11,471
Lipper Science & Technology Fund Index                          10,000        10,429        6,565       10,068       9,511

*INCEPTION


AFBA 5STAR SMALL CAP FUND - CLASS I SHARES VERSUS
LIPPER SMALL CAP FUND INDEX(7) AND S&P 600 SMALL CAP INDEX(6)


[Line chart omitted -- plot points are as follows:]


                                                             10/15/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star Small Cap Fund - Class I                             10,000        12,620        8,290       15,237      15,748
S&P 600 Small Cap Index                                         10,000        12,199        9,172       14,354      16,233
Lipper Small Cap Fund Index                                     10,000        11,328        8,460       13,139      14,218

*INCEPTION


AFBA 5STAR MID CAP FUND - CLASS I SHARES VERSUS
LIPPER MID CAP FUND INDEX(9), S&P 500 INDEX(1) AND S&P 400 MID CAP INDEX(8)

[Line chart omitted -- plot points are as follows:]


                                                               5/1/02*       3/31/03      3/31/04      3/31/05
AFBA 5Star Mid Cap Fund - Class I                               10,000         7,770       12,800       13,095
S&P 400 Mid Cap Index                                           10,000         7,692       11,459       12,652
S&P 500 Index                                                   10,000         8,011       10,823       11,545
Lipper Mid Cap Fund Index                                       10,000         7,620       11,036       11,818

*INCEPTION

AFBA 5STAR BALANCED FUND - CLASS A, B, C SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER BALANCED FUND INDEX(2)

[Line chart omitted -- plot points are as follows:]


                                                         9/24/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star Balanced Fund - Class A                          9,450        11,396        9,517       12,306      13,625
AFBA 5Star Balanced Fund - Class B                         10,000        12,017        9,913       12,728      13,754
AFBA 5Star Balanced Fund - Class C                         10,000        12,017        9,911       12,717      13,975
S&P 500 Index                                              10,000        10,203        7,678       10,373      11,065
Lipper Balanced Fund Index                                 10,000        10,197        8,885       11,114      11,680

*INCEPTION OF CLASSES A, B AND C

AFBA 5STAR LARGE CAP FUND - CLASS A, B, C SHARES
VERSUS S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]


                                                         9/24/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star Large Cap Fund - Class A                         9,450        11,658        7,996       11,221      11,347
AFBA 5Star Large Cap Fund - Class B                        10,000        12,279        8,357       11,643      11,465
AFBA 5Star Large Cap Fund - Class C                        10,000        12,289        8,367       11,643      11,690
S&P 500 Index                                              10,000        10,203        7,678       10,373      11,065

*INCEPTION OF CLASSES A, B AND C

AFBA 5STAR HIGH YIELD FUND - CLASS A, B, C SHARES
VERSUS  MERRILL LYNCH HIGH YIELD CASH BOND INDEX(3) AND
LIPPER HIGH YIELD FUND INDEX(4)

[Line chart omitted -- plot points are as follows:]


                                                        9/24/01*       3/31/02      3/31/03      3/31/04     3/31/05

AFBA 5Star High Yield Fund - Class A                       9,625        10,072       10,466       12,515      12,799
AFBA 5Star High Yield Fund - Class B                      10,000        10,429       10,760       12,762      12,758
AFBA 5Star High Yield Fund - Class C                      10,000        10,429       10,754       12,768      12,952
Merrill Lynch High Yield Bond Index                       10,000        10,065       10,433       12,692      13,555
Lipper High Yield Fund Index                              10,000         9,823       10,136       12,279      13,123

*INCEPTION OF CLASSES A, B AND C


AFBA 5STAR USA GLOBAL FUND - CLASS A, B, C SHARES
VERSUS S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]


                                                      9/24/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star USA Global Fund - Class A                     9,450        12,139        8,118       12,024      11,806
AFBA 5Star USA Global Fund - Class B                    10,000        12,791        8,491       12,484      11,943
AFBA 5Star USA Global Fund - Class C                    10,000        12,791        8,491       12,484      12,168
S&P 500 Index                                           10,000        10,203        7,678       10,373      11,065

*INCEPTION OF CLASSES A, B AND C

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)


AFBA 5STAR SCIENCE & TECHNOLOGY FUND - CLASS A, B, C SHARES
VERSUS S&P 500 INDEX(1) AND LIPPER SCIENCE & TECHNOLOGY FUND INDEX(5)

[Line chart omitted -- plot points are as follows:]


                                                             10/12/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star Science & Technology Fund - Class A                   9,450        10,745        6,369       11,739      11,020
AFBA 5Star Science & Technology Fund - Class B                  10,000        11,330        6,670       12,190      11,134
AFBA 5Star Science & Technology Fund - Class C                  10,000        11,330        6,670       12,190      11,359
S&P 500 Index                                                   10,000        10,577        7,959       10,753      11,065
Lipper Science & Technology Fund Index                          10,000        10,429        6,565       10,068       9,511

*INCEPTION OF CLASSES A, B AND C


AFBA 5STAR SMALL CAP FUND - CLASS A, B, C SHARES VERSUS
S&P 600 SMALL CAP INDEX(6) AND LIPPER SMALL CAP FUND INDEX(7)

[Line chart omitted -- plot points are as follows:]


                                                             10/15/01*       3/31/02      3/31/03      3/31/04     3/31/05
AFBA 5Star Small Cap Fund - Class A                              9,450        11,907        7,806       14,307      14,752
AFBA 5Star Small Cap Fund - Class B                             10,000        12,570        8,170       14,877      14,992
AFBA 5Star Small Cap Fund - Class C                             10,000        12,570        8,170       14,877      15,217
S&P 600 Small Cap Index                                         10,000        12,199        9,172       14,354      16,233
Lipper Small Cap Fund Index                                     10,000        11,328        8,460       13,139      14,492

*INCEPTION OF CLASSES A, B AND C


AFBA 5STAR MID CAP FUND - CLASS A, B, C SHARES VERSUS
S&P 400 MID CAP INDEX(8), LIPPER MID CAP FUND INDEX(9) AND S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]


                                                               5/1/02*       3/31/03      3/31/04      3/31/05
AFBA 5Star Mid Cap Fund - Class A                                9,450         7,324       12,042       12,292
AFBA 5Star Mid Cap Fund - Class B                               10,000         7,690       12,550       12,715
AFBA 5Star Mid Cap Fund - Class C                               10,000         7,690       12,550       12,390
S&P 400 Mid Cap Index                                           10,000         7,500       11,459       12,652
S&P 500                                                         10,000         8,011       10,823       11,545
Lipper Mid Cap Fund Index                                       10,000         7,620       11,036       11,818

*INCEPTION OF CLASSES A, B AND C

AFBA 5STAR BALANCED FUND - CLASS R SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER BALANCED FUND INDEX(2)

[Line chart omitted -- plot points are as follows:]


                                              02/17/04*       9/30/04      3/31/05
AFBA 5Star Balanced Fund - Class R               10,000        10,418       10,986
S&P 500 Index                                    10,000         9,734       10,403
Lipper Balanced Fund Index                       10,000        10,093       10,601

*INCEPTION

AFBA 5STAR LARGE CAP FUND - CLASS R SHARES
VERSUS S&P 500 INDEX(1)



[Line chart omitted -- plot points are as follows:]


                                                02/17/04*       9/30/04      3/31/05
AFBA 5Star Large Cap Fund - Class R                10,000         9,127        9,756
S&P 500 Index                                      10,000         9,734       10,403

*INCEPTION


AFBA 5STAR HIGH YIELD FUND - CLASS R SHARES
VERSUS MERRILL LYNCH HIGH YIELD BOND INDEX(3) AND LIPPER HIGH YIELD
FUND INDEX(4)

[Line chart omitted -- plot points are as follows:]


                                               02/17/04*       9/30/04      3/31/05
AFBA 5Star High Yield Fund - Class R              10,000        10,186       10,267
Merrill Lynch High Yield Bond Index               10,000        10,432       10,741
Lipper High Yield Fund Index                      10,000        10,364       10,706

*INCEPTION


AFBA 5STAR USA GLOBAL FUND - CLASS R SHARES
VERSUS S&P 500 INDEX(1)

[Line chart omitted -- plot points are as follows:]


                                                02/17/04*       9/30/04      3/31/05
AFBA 5Star USA Global Fund - Class R               10,000         9,343        9,538
S&P 500 Index                                      10,000         9,734       10,403

*INCEPTION

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - CLASS R SHARES VERSUS
S&P 500 INDEX(1)  AND LIPPER SCIENCE & TECHNOLOGY FUND INDEX(5)

[Line chart omitted -- plot points are as follows:]


                                                             02/17/04*       9/30/04      3/31/05
AFBA 5Star Science & Technology Fund - Class R                  10,000         9,268        9,430
S&P 500 Index                                                   10,000         9,734       10,403
Lipper Science & Technology Fund Index                          10,000         8,572        9,102

*INCEPTION


AFBA 5STAR SMALL CAP FUND - CLASS R SHARES VERSUS
S&P INDEX 600 SMALL CAP INDEX(6) AND LIPPER SMALL CAP FUND INDEX(7)

[Line chart omitted -- plot points are as follows:]


                                                             02/17/04*       9/30/04      3/31/05
AFBA 5Star Small Cap Fund - Class R                             10,000         9,782       10,551
S&P 600 Small Cap Index                                         10,000        10,256       11,350
Lipper Small Cap Fund Index                                     10,000         9,998       11,001

*INCEPTION


AFBA 5STAR MID CAP FUND - CLASS R SHARES VERSUS
S&P 400 MID CAP INDEX(8), S&P 500 INDEX(1), AND LIPPER MID CAP FUND INDEX(9)

[Line chart omitted -- plot points are as follows:]


                                                             02/17/04*       9/30/04      3/31/05
AFBA 5Star Mid Cap Fund - Class R                               10,000         9,545       10,524
S&P 400 Mid Cap Index                                           10,000         9,818       10,969
S&P 500 Index                                                   10,000         9,734       10,403
Lipper Mid Cap Fund Index                                       10,000         9,935       10,881

*INCEPTION

BENCHMARK INFORMATION

1 THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

2 THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

3 THE MERRILL LYNCH HIGH YIELD CASH BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

4 THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

5 THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

6 THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

7 THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR- WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

8 THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE PERFORMANCE OF THE S&P 400 MID CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

9 THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

AFBA 5STAR FUND
        PORTFOLIO SUMMARY
                           AS OF 3/31/05


AFBA 5STAR BALANCED FUND
  SECTORS 1
   STOCKS
   Aerospace..................................      1.39%
   Consumer Cyclical..........................      1.30%
   Consumer Staples...........................      8.54%
   Energy.....................................     17.79%
   Entertainment..............................      3.01%
   Financial..................................     11.15%
   Health Care - Drugs........................      2.14%
   Health Care - Products.....................      1.66%
   Insurance..................................      1.54%
   Technology - Equipment.....................      1.47%
   Technology - Hardware......................      0.98%
   Technology - Semiconductor.................      0.76%
   Technology - Software......................      0.99%
   Transportation & Services..................      1.36%
   CONVERTIBLE PREFERRED STOCKS...............      2.16%
   CORPORATE BONDS............................     23.43%
   CONVERTIBLE CORPORATE BONDS................      9.49%
   MONEY MARKET ACCOUNT.......................     10.84%
     TOTAL....................................    100.00%


AFBA 5STAR HIGH YIELD FUND
  SECTORS 1
   STOCKS
   Consumer Cyclical..........................      0.54%
   Consumer Staples...........................      1.52%
   Energy.....................................      0.01%
   Financial..................................      2.60%
   Health Care - Drugs........................      0.45%
   Health Care - Products.....................      0.52%
   Technology - Equipment.....................      3.09%
   CONVERTIBLE PREFERRED STOCKS...............      2.60%
   CORPORATE BONDS............................     32.56%
   CONVERTIBLE CORPORATE BONDS................     18.51%
   MONEY MARKET ACCOUNT.......................     37.60%
     TOTAL....................................    100.00%


AFBA 5STAR SCIENCE & TECHNOLOGY FUND
  SECTORS 1
   STOCKS
   Health Care - Biomedical...................      4.70%
   Health Care - Drugs........................     17.38%
   Health Care - Products.....................     15.01%
   Technology - Equipment.....................     17.91%
   Technology - Hardware......................      6.02%
   Technology - Semiconductor.................     23.13%
   Technology - Software......................     13.28%
   MONEY MARKET ACCOUNT.......................      2.57%
     TOTAL....................................    100.00%


AFBA 5STAR MID CAP FUND
  SECTORS 1
   STOCKS
   Business Services..........................      1.82%
   Consumer Cyclical..........................     19.84%
   Education..................................      3.27%
   Entertainment..............................      7.38%
   Financial..................................     12.18%
   Health Care - Biomedical...................      4.72%
   Health Care - Drugs........................      9.45%
   Hotels.....................................      1.62%
   Technology - Hardware......................      2.18%
   Technology - Equipment.....................     10.25%
   Technology - Semiconductor.................      9.27%
   Technology - Software......................      7.28%
   MONEY MARKET ACCOUNT.......................     10.74%
     TOTAL....................................    100.00%

1 As a percentage to total holdings as of March 31, 2005. Holdings are subject to change.

AFBA 5STAR LARGE CAP FUND
  SECTORS 1
   STOCKS
   Consumer Cyclical..........................      2.45%
   Consumer Staples...........................     11.74%
   Entertainment..............................     12.69%
   Financial..................................     17.57%
   Health Care - Drugs........................     11.27%
   Health Care - Products.....................      7.90%
   Hotels.....................................      3.91%
   Technology - Hardware......................      2.27%
   Tachnology - Equipment.....................      4.30%
   Technology - Semiconductor.................      9.55%
   Technology - Software......................      8.36%
   Transportation & Services..................      6.10%
   MONEY MARKET ACCOUNT.......................      1.89%
     TOTAL....................................    100.00%


AFBA 5STAR USA GLOBAL FUND
  SECTORS 1
   STOCKS
   Business Services..........................      1.05%
   Capital Goods..............................      1.01%
   Consumer Cyclical..........................      8.38%
   Consumer Staples...........................     21.39%
   Energy.....................................      1.53%
   Health Care - Biomedical...................      4.79%
   Health Care - Drugs........................     10.77%
   Health Care - Products.....................     11.09%
   Insurance..................................      5.34%
   Technology - Equipment.....................      9.31%
   Technology - Hardware......................      1.79%
   Technology - Semiconductor.................     13.19%
   Technology - Software......................      5.29%
   MONEY MARKET ACCOUNT.......................      5.07%
     TOTAL....................................    100.00%

AFBA 5STAR SMALL CAP FUND
  SECTORS 1
   STOCKS
   Business Services..........................      0.81%
   Consumer Cyclical..........................     27.48%
   Consumer Staples...........................      3.22%
   Education..................................      7.29%
   Entertainment..............................      5.56%
   Financial..................................      6.34%
   Health Care - Biomedical...................      1.95%
   Health Care - Clinical.....................      0.42%
   Health Care - Drugs........................      4.75%
   Health Care - Products.....................     10.26%
   Hotels.....................................      1.84%
   Technology - Equipment.....................      6.06%
   Technology - Hardware......................      0.37%
   Technology - Semiconductor.................      9.69%
   Technology - Software......................      5.54%
   MONEY MARKET ACCOUNT.......................      8.42%
     TOTAL....................................    100.00%

1 As a percentage to total holdings as of March 31, 2005. Holdings are subject to change.

AFBA 5STAR FUND
                    EXPENSE TABLES
                           AS OF 3/31/05


                                 EXPENSE TABLES

As a Shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES     FOR THE PERIOD OCTOBER 1, 2004 TO MARCH 31, 2005
AFBA 5STAR BALANCED FUND


                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,056.90   $1,056.40   $1,051.40   $1,052.00   $1,054.50
Expenses Incurred During Period         $5.52       $6.80      $10.61      $10.61       $8.07

                                                   HYPOTHETICAL PERFORMANCE
                                                 (5% RETURN BEFORE EXPENSES)
                                      --------------------------------------------------------
                                      I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
------------------------------------  --------------------------------------------------------
Beginning account Value 10/01/04      $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05          $1,019.46  $1,018.20   $1,014.43   $1,014.43   $1,016.95
Expenses Incurred During Period           $5.44      $6.70      $10.47      $10.47       $7.95


For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08%, 2.08% and 1.58% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR LARGE CAP FUND

                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,071.70   $1,069.40   $1,066.70   $1,066.70   $1,066.70
Expenses Incurred During Period         $5.56       $6.84      $10.69      $10.69       $8.12


                                                   HYPOTHETICAL PERFORMANCE
                                                 (5% RETURN BEFORE EXPENSES)
                                      --------------------------------------------------------
                                      I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
----------------------------------------------------------------------------------------------
Beginning account Value 10/01/04      $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05          $1,019.46  $1,018.20   $1,014.43   $1,014.33   $1,016.95
Expenses Incurred During Period           $5.44      $6.70      $10.47      $10.47       $7.95

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR HIGH YIELD FUND

                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,010.20   $1,009.60   $1,005.70   $1,004.60  $ 1,007.90
Expenses Incurred During Period         $5.40       $6.65      $10.37      $10.37       $7.64

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                       --------------------------------------------------------
                                       I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
----------------------------------------------------------------------------------------------
Beginning account Value 10/01/04       $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05           $1,019.46  $1,018.20   $1,014.43   $1,014.43   $1,017.20
Expenses Incurred During Period            $5.44      $6.70      $10.47      $10.47       $7.70

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08%, 2.08% and 1.58% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR USA GLOBAL FUND

                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,021.00   $1,022.60   $1,018.90   $1,018.10   $1,021.00
Expenses Incurred During Period         $5.43       $6.69      $10.44      $10.44       $7.69


                                                  HYPOTHETICAL PERFORMANCE
                                                (5% RETURN BEFORE EXPENSES)
                                     --------------------------------------------------------
                                     I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
------------------------------------ --------------------------------------------------------
Beginning account Value 10/01/04     $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05         $1,019.46  $1,018.20   $1,014.43   $1,014.43   $1,017.20
Expenses Incurred During Period          $5.44      $6.70      $10.47      $10.47       $7.70

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR SCIENCE & TECHNOLOGY FUND



                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,019.90   $1,019.10   $1,015.10   $1,015.10   $1,017.40
Expenses Incurred During Period         $6.43       $7.68      $11.42      $11.42       $8.93

                                                   HYPOTHETICAL PERFORMANCE
                                                 (5% RETURN BEFORE EXPENSES)
                                      --------------------------------------------------------
                                      I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
-----------------------------------   --------------------------------------------------------
Beginning account Value 10/01/04      $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05          $1,018.46  $1,017.20   $1,013.42   $1,013.42   $1,015.94
Expenses Incurred During Period           $6.44      $7.70      $11.48      $11.48       $8.96

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR SMALL CAP FUND

                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,081.30   $1,079.80   $1,075.10   $1,075.10   $1,078.60
Expenses Incurred During Period         $6.62       $7.91      $11.76      $11.76       $9.20


                                                  HYPOTHETICAL PERFORMANCE
                                                (5% RETURN BEFORE EXPENSES)
                                     --------------------------------------------------------
                                     I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
-----------------------------------  --------------------------------------------------------
Beginning account Value 10/01/04     $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05         $1,018.46  $1,017.20   $1,013.42   $1,013.42   $1,015.94
Expenses Incurred During Period          $6.44      $7.70      $11.48      $11.48       $8.96

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR MID CAP FUND

                                                      ACTUAL PERFORMANCE
                                    ---------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,106.00   $1,104.90   $1,100.80   $1,100.80   $1,102.60
Expenses Incurred During Period         $6.70       $8.01      $11.91      $11.91       $9.31


                                                 HYPOTHETICAL PERFORMANCE
                                               (5% RETURN BEFORE EXPENSES)
                                    --------------------------------------------------------
                                    I SHARES   A SHARES    B SHARES    C SHARES    R SHARES
----------------------------------- --------------------------------------------------------
Beginning account Value 10/01/04    $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 3/31/05        $1,024.90  $1,017.20   $1,013.42   $1,013.42   $1,015.94
Expenses Incurred During Period         $6.44     $11.48      $11.48      $11.54       $8.96


For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR
BALANCED FUND


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 53.57%
AEROSPACE -- 1.37%
    5,000       Lockheed Martin Corp....................................................................    $  305,300
   10,000       Northrop Grumman Corp...................................................................       539,800
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               845,100
CONSUMER CYCLICAL -- 1.28%
   10,000       General Electric Co.....................................................................       360,600
   10,000       General Motors Corp.....................................................................       293,900
   10,000       The ServiceMaster Co....................................................................       135,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               789,500
CONSUMER STAPLES -- 8.46%
   10,000       Campbell Soup Co........................................................................       290,200
   15,000       The Coca-Cola Co........................................................................       625,050
   10,000       Colgate-Palmolive Co....................................................................       521,700
   30,000       ConAgra Foods, Inc......................................................................       810,600
    5,000       Costco Wholesale Corp...................................................................       220,900
   15,000       General Mills, Inc......................................................................       737,250
   15,000       H.J. Heinz Co...........................................................................       552,600
   10,000       Kellogg Co..............................................................................       432,700
   10,000       PepsiCo, Inc............................................................................       530,300
    7,000       Sara Lee Corp...........................................................................       155,120
    5,000       WM. Wrigley Jr. Co......................................................................       327,850
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,204,270
ENERGY -- 17.63%
    5,000       Amerada Hess Corp.......................................................................       481,050
   10,000       Anadarko Petroleum Corp.................................................................       761,000
   10,000       Apache Corp.............................................................................       612,300
   20,000       BP PLC (a)..............................................................................     1,248,000
   30,000       ChevronTexaco Corp......................................................................     1,749,300
   15,000       ConocoPhillips..........................................................................     1,617,600
    1,565       Eagle Geophysical, Inc.*................................................................        11,352
   15,000       Exxon Mobil Corp........................................................................       894,000
    9,000       Frontier Oil Corp.......................................................................       326,340
   20,000       Kerr-McGee Corp.........................................................................     1,566,600
   25,000       Marathon Oil Corp.......................................................................     1,173,000
   10,000       Suncor Energy, Inc......................................................................       402,100
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            10,842,642
ENTERTAINMENT -- 2.99%
   40,000       Argosy Gaming Co.*......................................................................     1,836,800
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL -- 11.04%
   30,000       Bank of America Corp....................................................................     1,323,000
   10,000       Cincinnati Financial Corp...............................................................       436,100

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL -- 11.04% -- (CONTINUED)
   17,000       Citigroup, Inc..........................................................................    $  763,980
   15,000       JPMorgan Chase & Co.....................................................................       519,000
   10,000       KeyCorp.................................................................................       324,500
    5,000       Lincoln National Corp...................................................................       225,700
   10,000       Marshall & Ilsley Corp..................................................................       417,500
   10,000       Northern Trust Corp.....................................................................       434,400
   15,000       Regions Financial Corp..................................................................       486,000
   25,000       U.S. Bancorp............................................................................       720,500
   20,000       Washington Mutual, Inc..................................................................       790,000
   10,000       Wilmington Trust Corp...................................................................       351,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            6,791,680
HEALTH CARE -- DRUGS -- 2.12%
   10,000       Abbott Laboratories.....................................................................       466,200
    5,000       Forest Laboratories, Inc.*..............................................................       184,750
    5,000       GlaxoSmithKline PLC (a).................................................................       229,600
   10,000       Wyeth...................................................................................       421,800
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,302,350
HEALTH CARE -- PRODUCTS -- 1.65%
   10,000       Baxter International, Inc...............................................................       339,800
   10,000       Johnson & Johnson.......................................................................       671,600
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,011,400
INSURANCE -- 1.52%
   10,000       The Allstate Corp.......................................................................       540,600
    5,000       The Chubb Corp..........................................................................       396,350
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               936,950
TECHNOLOGY -- EQUIPMENT -- 1.46%
   19,900       Pitney Bowes, Inc.......................................................................       897,888
-----------------------------------------------------------------------------------------------------------------------------


TECHNOLOGY -- HARDWARE -- 0.97%
    5,000       International Business Machines Corp....................................................       456,900
    5,000       SanDisk Corp.*..........................................................................       139,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               595,900
TECHNOLOGY -- SEMICONDUCTOR -- 0.76%
   20,000       Intel Corp..............................................................................       464,600
-----------------------------------------------------------------------------------------------------------------------------


TECHNOLOGY -- SOFTWARE -- 0.98%
   25,000       Microsoft Corp..........................................................................       604,250
-----------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
BALANCED FUND (CONTINUED)


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES OR
FACE AMOUNT     COMPANY                                                                                    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORTATION & SERVICES -- 1.34%
    5,000       FedEx Corp..............................................................................   $   469,750
   25,000       Southwest Airlines Co...................................................................       356,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               825,750
TOTAL COMMON STOCKS.....................................................................................    32,949,080
-----------------------------------------------------------------------------------------------------------------------------
(COST $25,754,731)

CONVERTIBLE PREFERRED STOCKS -- 2.14%
   30,600       ICO, Inc.,1.6875%, 12/31/49 *...........................................................       720,018
   12,500       TXI Capital Trust, Inc., 5.50%, 6/2/28..................................................       595,625

-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS......................................................................     1,315,643
-----------------------------------------------------------------------------------------------------------------------------
(COST $811,749)

CORPORATE BONDS -- 23.22%
$1,280,000      AaiPharma, Inc., 11.50% due 4/1/10  ....................................................       633,600
  100,000       Alpharma, Inc., 8.625% due 5/1/11 (b)...................................................        99,000
1,000,000       Charter Communications Holdings, 11.125% due 1/15/11....................................       812,500
  200,000       Eagle Geophysical, Inc., 10.75% due 7/15/08 (c) (d).....................................             0
  100,000       Fisher Communications, Inc., 8.625% due 9/15/14 ........................................       107,500
  500,000       General Motors Acceptance Corp., 8.00% due 11/1/31......................................       436,513
  375,000       Host Marriott LP, 9.25% due 10/1/07.....................................................       403,125
 1,000,000      Interface, Inc., 9.50% due 2/1/14 ......................................................     1,057,500
  100,000       Inverness Medical Innovations, 8.75% due 2/15/12 (b)....................................       102,000
  750,000       Jetblue Airways Corp., 3.75% due 3/15/35................................................       746,250
   25,000       John Q. Hammons Hotels, 8.875% due 5/15/12..............................................        26,938
   25,000       Kaiser Aluminum & Chemical, 12.75% due 2/1/10  (c) .....................................         4,063
   75,000       Mail-Well Corp., 9.625% due 3/15/12.....................................................        80,250
  215,000       Mandalay Resort Group, 7.625% due 7/15/13...............................................       226,825
  200,000       MGM Mirage, Inc., 8.375% due 2/1/11.....................................................       217,000
1,000,000       Mikohn Gaming, 11.875% due 8/15/08......................................................     1,075,000
  100,000       Park Place Entertainment, 8.125% due 5/15/11............................................       111,250
  350,000       Park Place Entertainment, 8.875% due 9/15/08............................................       384,562
  500,000       Penn National Gaming, Inc., 8.875% due 3/15/10..........................................       532,500
      678       Philip Services, 6.00% due 4/15/10 (d) (e)..............................................             0
  250,000       Pilgrim's Pride Corp., 9.25% due 11/15/13...............................................       276,250
  750,000       Pilgrim's Pride Corp., 9.625% due 9/15/11...............................................       817,500
   50,000       Swift Energy Co., 9.375% due 5/1/12.....................................................        54,500
1,350,000       Tesoro Petroleum Corp., 9.625% due 4/1/12...............................................     1,488,375
  750,000       Texas Industries, Inc., 10.25% due 6/15/11 .............................................       853,125
2,000,000       United Refining Co., 10.5% due 8/15/12 .................................................     2,020,000
  115,000       Wal-Mart Stores, 8.75% due 12/29/06.....................................................       115,106
1,500,000       Warner Chilcott, 8.75% due 2/01/15 (b)..................................................     1,515,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES OR
FACE AMOUNT     COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
$  75,000       WCI Communities, Inc., 10.625% due 2/15/11..............................................   $    81,656
  200,000       Williams Communications Group, Inc., 10.875% due 10/1/09 (c) (d)........................             0

TOTAL CORPORATE BONDS...................................................................................    14,277,888
-----------------------------------------------------------------------------------------------------------------------------
(COST $14,072,765)

CONVERTIBLE CORPORATE BONDS -- 9.41%
  250,000        Amylin Pharmaceuticals, Inc. 2.50% due 4/15/11 ........................................       222,188
  150,000       Axcan Pharma, Inc., 4.25% due 4/15/08 (b)...............................................       197,062
1,200,000       Bisys Group, Inc., 4.00% due 3/15/06....................................................     1,192,500
1,000,000       Edo Corp., 5.25% due 4/15/07............................................................     1,030,000
  900,000       Lions Gate Entertainment, 2.9375 % due 10/15/24 (b).....................................     1,037,250
1,000,000       Lions Gate Entertainment, 3.625 % due 3/15/25 (b).......................................     1,065,000
  500,000       Lions Gate Entertainment, 4.875 % due 12/15/10 (b)......................................     1,042,500
    2,000       Moran Energy, Inc., 8.75% due 1/15/08...................................................         1,970
   21,178       Philip Services Corp., 3.00% due 4/15/20 (d) (f)........................................             2
-----------------------------------------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE CORPORATE BONDS.......................................................................     5,788,472
-----------------------------------------------------------------------------------------------------------------------------
(COST $5,011,494)

MONEY MARKET ACCOUNT -- 10.74%
6,607,947       PNC Bank Money Market...................................................................     6,607,947
-----------------------------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT..............................................................................     6,607,947
-----------------------------------------------------------------------------------------------------------------------------
(COST $6,607,947)

TOTAL INVESTMENTS-- 99.08%..............................................................................    60,939,030
-----------------------------------------------------------------------------------------------------------------------------
(COST $52,258,686)

Other assets in excess of liabilities-- 0.92%...........................................................       566,424
-----------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS-- 100.00%.............................................................................. $  61,505,454
                                                                                                         =============

(A) -- AMERICAN DEPOSITORY RECEIPT.
(B) -- SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(C) -- SECURITY IN DEFAULT.
(D) -- SECURITY VALUED AT FAIR VALUE UNDER PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.
(E) -- PAYMENT-IN-KIND
(F) -- STEP-UP BOND
  * -- NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
LARGE CAP FUND


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.09%
CONSUMER CYCLICAL -- 2.44%
     8,900      Harley-Davidson, Inc....................................................................     $ 514,064
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES -- 11.73%
     9,900      Colgate-Palmolive Co....................................................................       516,483
    11,400      McDonald's Corp.........................................................................       354,996
     9,800      PepsiCo, Inc............................................................................       519,694
    11,600      Sysco Corp..............................................................................       415,280
    14,900      Walgreen Co.............................................................................       661,858
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,468,311
ENTERTAINMENT -- 12.69%
     5,900      Carnival Corp...........................................................................       305,679
     6,700      Electronic Arts, Inc.*..................................................................       346,926
    17,400      IAC/InterActiveCorp *...................................................................       387,498
     9,900      International Game Technology...........................................................       263,934
     9,200      Royal Caribbean Cruises Ltd.............................................................       411,148
     7,900      The Walt Disney Co......................................................................       226,967
    23,800      Time Warner, Inc.*......................................................................       417,690
     8,900      Viacom, Inc.............................................................................       309,987
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,669,829
FINANCIAL -- 17.57%
    15,700      American Express Co.....................................................................       806,509
    14,200      The Bank of New York Co.,  Inc..........................................................       412,510
     5,100      The Goldman Sachs Group, Inc............................................................       560,949
     9,900      Mellon Financial Corp...................................................................       282,546
    11,000      Morgan Stanley .........................................................................       629,750
    15,300      Northern Trust Corp.....................................................................       664,632
     8,800      Principal Financial Group, Inc..........................................................       338,712
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             3,695,608
HEALTH CARE -- DRUGS -- 11.27%
    14,400      Abbott Laboratories.....................................................................       671,328
    16,100      Bayer AG (a)............................................................................       532,749
     3,800      Schering AG (a).........................................................................       253,840
    33,200      Schering-Plough Corp....................................................................       602,580
    10,000      Teva Pharmaceutical Industries, Ltd. (a)................................................       310,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,370,497
HEALTH CARE -- PRODUCTS -- 7.90%
    14,500      Baxter International, Inc...............................................................       492,710
    13,100      Boston Scientific Corp.*................................................................       383,699
    11,700      Johnson & Johnson.......................................................................       785,772
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,662,181

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS -- 3.91%
    12,300      Marriott International, Inc. - Class A..................................................   $   822,378
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- EQUIPMENT -- 4.30%
    24,910      AU Optronics Corp. (a)..................................................................       365,181
    34,900      Nokia Oyj (a)...........................................................................       538,507
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               903,688
TECHNOLOGY -- HARDWARE -- 2.27%
    20,300      Cisco Systems, Inc.*....................................................................       363,167
     3,000      Dell, Inc.*.............................................................................       115,260
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               478,427
TECHNOLOGY -- SEMI-CONDUCTOR -- 9.55%
    11,900      Analog Devices, Inc.....................................................................       430,066
    19,200      Applied Materials, Inc.*................................................................       312,000
    15,000      Intel Corp..............................................................................       348,450
    23,400      Texas Instruments, Inc..................................................................       596,466
    11,000      Xilinx, Inc.............................................................................       321,530
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,008,512
TECHNOLOGY -- SOFTWARE -- 8.36%
    16,500      Automatic Data Processing, Inc..........................................................       741,675
    12,221      First Data Corp.........................................................................       480,407
    22,200      Microsoft Corp. ........................................................................       536,574
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,758,656
TRANSPORTATION & SERVICES -- 6.10%
     7,700      FedEx Corp. ............................................................................       723,415
    39,250      Southwest Airlines Co. .................................................................       558,920
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,282,335

TOTAL COMMON STOCKS.....................................................................................    20,634,486
-----------------------------------------------------------------------------------------------------------------------------
COST $18,809,542)

MONEY MARKET ACCOUNT -- 1.89%
   396,498      PNC Bank Money Market...................................................................       396,498
-----------------------------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT..............................................................................       396,498
-----------------------------------------------------------------------------------------------------------------------------
(COST $396,498)

TOTAL INVESTMENTS-- 99.98%..............................................................................    21,030,984
-----------------------------------------------------------------------------------------------------------------------------
(COST $19,206,040).........

Other assets in excess of liabilities-- 0.02%...........................................................         4,564
                                                                                                         -------------

TOTAL NET ASSETS-- 100.00%.............................................................................. $  21,035,548
                                                                                                         =============

(A) -- AMERICAN DEPOSITORY RECEIPT.
 *  -- NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES OR
FACE AMOUNT      COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 8.61%
CONSUMER CYCLICAL -- 0.54%
    18,000      The ServiceMaster Co....................................................................     $ 243,000
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.50%
     9,000      The Coca-Cola Co........................................................................       375,030
    11,250      ConAgra Foods, Inc......................................................................       303,975
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               679,005
ENERGY -- 0.01%
       298      Exide Technologies*.....................................................................         3,844
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL -- 2.57%
     6,000      Bank of America Corp....................................................................       264,600
     5,300      Citigroup, Inc..........................................................................       238,182
     7,700      KeyCorp.................................................................................       249,865
     7,600      W.P. Stewart & Co., Ltd.................................................................       172,216
     6,100      Washington Mutual, Inc..................................................................       240,950
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,165,813
HEALTH CARE -- DRUGS -- 0.44%
     6,050      Bayer AG (a)............................................................................       200,195
-----------------------------------------------------------------------------------------------------------------------------

HEALTH CARE -- PRODUCTS -- 0.51%
     7,200      Mentor Corp.............................................................................       231,120
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- EQUIPMENT -- 3.04%
    17,500      AU Optronics Corp. (a)..................................................................       256,550
    23,000      Nokia Oyj (a)...........................................................................       354,890
     9,600      SBC Communications, Inc.................................................................       227,424
    14,500      Sprint Corp.............................................................................       329,875
     6,000      Verizon Communications, Inc.............................................................       213,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,381,739

TOTAL COMMON STOCKS.....................................................................................     3,906,059
-----------------------------------------------------------------------------------------------------------------------------
(COST $3,826,400)

WARRANTS -- 0.00%
ENERGY -- 0.00%
       746      Exide Technologies*.....................................................................        1,343
-----------------------------------------------------------------------------------------------------------------------------

TOTAL WARRANTS  ........................................................................................        1,343
-----------------------------------------------------------------------------------------------------------------------------
(COST $37,600)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES OR
FACE AMOUNT     COMPANY                                                                                    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 2.57%
       500      Adelphia Communications Corp., 13.00%, due 7/15/09 (c).................................. $        1,625
    14,500      Boston Private Financial Corp., 4.875% due 10/01/34 (b).................................        705,063
     1,370      Eagle GeoPhysical, Inc.* (d)............................................................          9,937
    10,000      ICO, Inc., 1.6878%, 12/31/49*...........................................................        235,300
     4,500      TXI Capital Trust, Inc., 5.50%, 6/2/28*.................................................        214,425

-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS......................................................................      1,166,350
-----------------------------------------------------------------------------------------------------------------------------
(COST $1,070,151)

CORPORATE BONDS -- 32.10%
 $ 600,000      AaiPharma, Inc., 11.50% due 4/1/10 (c)..................................................        297,000
   545,000      Allied Waste North America, 7.875% due 4/15/13..........................................        546,363
   150,000      Allied Waste North America, 9.25% due 9/1/12............................................        161,250
   240,000      AlPharma, Inc., 8.625% due 5/1/11 (b)...................................................        237,600
   220,000      Ameristar Casinos, Inc,, 10.75% due 2/15/09.............................................        241,450
    95,000      Argosy Gaming Co., 7.00% due 1/15/14....................................................        103,194
   240,000      Aztar Corp., 7.875% due 6/15/14 ........................................................        256,200
   325,000      Bausch & Lomb, Inc., 7.125% due 8/1/28..................................................        350,149
   275,000      Central Garden & Pet Co., 9.125% due 2/1/13.............................................        297,000
    75,000      Charter Communications Holdings, 8.00% due 4/30/12 (b)..................................         75,000
   105,000      Charter Communications Holdings, 8.625% due 4/1/09......................................         81,638
   100,000      Charter Communications Holdings, 11.125% due 1/15/11 ...................................         81,250
   175,000      Eagle Geophysical, Inc., 10.75% due 7/15/08 (c) (d).....................................              0
   200,000      Elizabeth Arden, Inc., 7.75% due 1/15/14 ...............................................        207,000
    25,000      Fisher Communications, Inc., 8.625% due 9/15/14.........................................         26,875
    60,000      Fisher Scientific Intl., 8.00% due 9/1/13...............................................         65,550
   400,000      Ford Motor Co., 7.45% due 7/16/31.......................................................        362,812
   425,000      General Motors Acceptance Corp., 8.00% due 11/1/31......................................        371,036
   460,000      Giant Industries, 8.00% due 5/15/14.....................................................        462,300
   275,000      Host Marriott LP, 9.25% due 10/1/07.....................................................        295,625
   325,000      Interface, Inc., 9.50% due 2/1/14.......................................................        343,688
   200,000      Interface, Inc.,10.375% due 2/1/10......................................................        225,000
    60,000      Inverness Medical Innovations, 8.75% due 2/15/12........................................         61,200
   575,000      Iron Mountain, Inc., 7.75% due 1/15/15..................................................        570,688
   575,000      Isle of Capri Casinos, 7.00% due 3/1/14.................................................        572,125
    50,000      John Q. Hammons Hotels, 8.875% due 5/15/12..............................................         53,875
    90,000      Kaiser Aluminum & Chemical, 12.75% due 2/1/10 (c).......................................         14,625
   250,000      Mail-Well Corp., 9.625% due 3/15/12.....................................................        267,500
   325,000      Mandalay Resort Group, 7.625% due 7/15/13...............................................        342,875
    70,000      Mandalay Resort Group, 10.25% due 8/1/07................................................         76,475
   100,000      MGM Mirage, Inc., 8.375% due 2/1/11.....................................................        108,500
   425,000      Mikohn Gaming Corp., 11.875% due 8/15/08................................................        456,875


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
HIGH YIELD FUND (CONTINUED)


SCHEDULE OF INVESTMENTS
March 31, 2005

FACE AMOUNT      COMPANY                                                                                   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  $175,000      Mobile Mini, Inc., 9.50% due 7/1/13..................................................... $      197,750
   100,000      Park Place Entertainment, 8.125% due 5/15/11 ...........................................        111,250
    75,000      Park Place Entertainment, 8.875% due 9/15/08............................................         82,406
   330,000      Penn National Gaming, Inc., 8.875% due 3/15/10..........................................        351,450
       723      Philip Services, 6.00% due 4/15/10 (c) (d) (e)..........................................              0
   325,000      Phillips Van-Heusen, 7.75% due 11/15/23.................................................        334,750
   125,000      Pilgrims Pride Corp., 9.25% due 11/15/13................................................        138,125
   275,000      Pilgrims Pride Corp., 9.625% due 9/15/11................................................        299,750
   350,000      Premcor Refining Group, 7.50% due 6/15/15...............................................        361,375
   250,000      Premcor Refining Group, 9.25% due 2/1/10................................................        276,250
    50,000      Premcor Refining Group, 9.50% due 2/1/13................................................         56,125
    50,000      Pulte Homes, Inc., 8.125% due 3/1/11....................................................         56,447
   100,000      Purina Mills, Inc., 9.00% due 3/15/10 (c) (d)...........................................              0
    35,000      Rayovac Corp., 8.50% due 10/1/13........................................................         36,225
    50,000      Rent-A-Center, Inc., 7.50% due 5/1/10...................................................         50,000
   110,000      Rent-Way, Inc., 11.875% due 6/15/10.....................................................        122,375
   250,000      Rodgers Wireless, Inc., 7.50% due 03/15/15..............................................        259,375
   550,000      Royal Caribbean Cruises, 7.50% due 10/15/27.............................................        588,500
    50,000      Swift Energy Co., 9.375% due 5/1/12.....................................................         54,500
   525,000      Tesoro Petroleum Corp., 9.625% due 4/1/12...............................................        578,812
   250,000      Texas Industries, Inc., 10.25% due 6/15/11..............................................        284,374
   450,000      Titan Corp., 8.00% due 5/15/11..........................................................        470,250
   600,000      United Refining Co., 10.50% due 8/15/12.................................................        606,000
   275,000      US Concrete, Inc., 8.375% due 4/1/14....................................................        275,000
   900,000      Warner Chilcott Corp., 8.75% due 2/1/15 (b).............................................        909,000
   425,000      WCI Communities, Inc., 10.625% due 2/15/11..............................................        462,718
    50,000      Williams Communication Group, Inc., 11.70% due 8/1/08 (c) (d)...........................              0
   100,000      Williams Communication Group, Inc., 11.875% due 8/1/10 (c) (d)..........................              0

TOTAL CORPORATE BONDS...................................................................................     14,575,525
-----------------------------------------------------------------------------------------------------------------------------
(COST $14,119,625)

CONVERTIBLE CORPORATE BONDS -- 18.25%
   700,000      Amylin Pharmaceuticals, Inc., 2.50% due 04/15/11........................................        622,125
   200,000      Axcan Pharmaceuticals, Inc., 4.25% due 4/15/08 (b)......................................        262,750
   265,000      Best Buy, 2.25% due 1/15/22.............................................................        271,957
   550,000      Bisys Group, Inc., 4.00% due 3/15/06....................................................        546,563
   165,000      Community Health Systems, 4.25% due 10/15/08............................................        182,119
   492,000      Exide Technologies, 2.90% due 12/15/11 (b) (c)..........................................              0
   700,000      Fairchild Semiconductor, Inc., 5.00% due 11/1/08........................................        710,500
   465,000      First Horizon Pharmaceuticals, 1.75% due 3/8/24 (b).....................................        453,956

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES OR
FACE AMOUNT     COMPANY                                                                                     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
  $250,000      JetBlue Airways Corp., 3.50% due 7/15/33................................................    $   215,625
   750,000      JetBlue Airways Corp., 3.75% due 3/15/35................................................        746,250
   500,000      Lions Gate Entertainment, 2.9375% due 10/15/24 (b)......................................        576,250
   500,000      Lions Gate Entertainment, 4.875% due 12/15/10 (b).......................................      1,042,500
    49,000      Moran Energy, Inc., 8.75% due 1/15/08...................................................         48,265
   547,000      NCO Group, Inc., 4.75% due 4/15/06......................................................        536,060
   132,000      OHM Corp., 8.00% due 10/1/06 (c) (d)....................................................             13
   500,000      Overstock.com, Inc., 3.75% due 12/1/11..................................................        460,625
    22,589      Philip Services, 3.00% due 4/15/20 (d) (f)..............................................              2
   175,000      Wind River Systems, Inc., 3.75% due 12/15/06............................................        171,500
   250,000      Wind River Systems, Inc., 3.75% due 12/15/06 (b)........................................        245,000
   620,000      WMS Industries, 2.75% due 7/15/10 (b)...................................................        960,225
   250,000      XM Satellite Radio Holdings, Inc., 1.75% due 12/1/09 (b)................................        233,750

TOTAL CONVERTIBLE CORPORATE BONDS.......................................................................      8,286,035
---------------------------------------------------------------------------------------------------------------------------
(COST $7,395,571)

MONEY MARKET ACCOUNT -- 37.07%
16,829,660      PNC Bank Money Market...................................................................     16,829,660
---------------------------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT..............................................................................     16,829,660
---------------------------------------------------------------------------------------------------------------------------
(COST $16,829,660)

TOTAL INVESTMENTS-- 98.60%..............................................................................     44,763,628
---------------------------------------------------------------------------------------------------------------------------
(COST $43,279,007)

Other assets in excess of liabilities -- 1.40%..........................................................        636,857
                                                                                                          -------------

TOTAL NET ASSETS-- 100.00%..............................................................................  $  45,400,485
                                                                                                          =============

(A) -- AMERICAN DEPOSITORY RECEIPT.
(B) -- SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(C) -- SECURITY IN DEFAULT.
(D) -- SECURITY VALUED AT FAIR VALUE UNDER PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.
(E) -- PAYMENT-IN-KIND
(F) -- STEP-UP BOND
  * -- NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
USA GLOBAL FUND


SCHEDULE OF INVESTMENTS
March 31, 2005

 SHARES         COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.94%
BUSINESS SERVICES -- 1.05%
    12,300      Heidrick & Struggles International, Inc.*...............................................   $   452,271
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS -- 1.01%
     8,500      Teleflex, Inc...........................................................................       435,030
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL -- 8.39%
    40,500      GTech Holdings Corp.....................................................................       952,965
     4,300      Getty Images, Inc.*.....................................................................       305,773
    16,500      Johnson Controls, Inc...................................................................       920,040
    18,400      Lear Corp...............................................................................       816,224
    17,200      Tiffany & Co............................................................................       593,744
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             3,588,746
CONSUMER STAPLES -- 21.39%
    17,900      Colgate-Palmolive Co....................................................................       933,843
    25,500      H. J. Heinz Co..........................................................................       939,420
    20,000      Kimberly-Clark Corp.....................................................................     1,314,600
    40,400      McDonald's Corp.........................................................................     1,258,056
    38,800      Sara Lee Corp...........................................................................       859,808
     8,800      Tempur-Pedic International, Inc.*.......................................................       164,208
    25,800      The Coca-Cola Co........................................................................     1,075,086
    23,000      The Gillette Co.........................................................................     1,161,040
    22,100      Wrigley, (Wm.) Jr. Co...................................................................     1,449,097
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             9,155,158
ENERGY -- 1.53%
    15,100      Halliburton Co..........................................................................       653,075
-----------------------------------------------------------------------------------------------------------------------------

HEALTH CARE -- BIOMEDICAL -- 4.79%
    20,800      Millipore Corp.*........................................................................       902,720
    18,700      Sigma-Aldrich Corp......................................................................     1,145,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,048,095
HEALTH CARE -- DRUGS -- 10.77%
    34,200      Abbott Laboratories.....................................................................     1,594,404
    27,800      QLT, Inc.*..............................................................................       357,508
    78,500      Schering-Plough Corp....................................................................     1,424,775
    29,200      Wyeth...................................................................................     1,231,656
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             4,608,343
HEALTH CARE -- PRODUCTS -- 11.09%
    35,800      Baxter International, Inc...............................................................     1,216,484
    20,500      Boston Scientific Corp.*................................................................       600,445
    22,200      Johnson & Johnson.......................................................................     1,490,952
    29,000      Mentor Corp.............................................................................       930,900
    14,100      Sybron Dental Specialties, Inc.*........................................................       506,190
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             4,744,971

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE -- 5.34%
    23,700      AFLAC, Inc.............................................................................. $     883,062
    25,300      American International Group, Inc.......................................................     1,401,873
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,284,935
TECHNOLOGY -- EQUIPMENT -- 9.31%
    23,700      Cabot Microelectronics Corp.*...........................................................       743,706
    17,600      Cognex Corp.............................................................................       437,888
    29,400      Gentex Corp.............................................................................       937,860
    20,300      Molex, Inc..............................................................................       535,108
    35,700      Motorola, Inc...........................................................................       534,429
    22,200      Waters Corp.*...........................................................................       794,538
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             3,983,529
TECHNOLOGY -- HARDWARE -- 1.79%
    42,800      Cisco Systems, Inc.*....................................................................       765,692
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- SEMICONDUCTOR -- 13.19%
    26,100      Analog Devices, Inc.....................................................................       943,254
    48,530      Applied Materials, Inc.*................................................................       788,612
    55,100      Fairchild Semiconductor International, Inc.*............................................       844,683
    62,300      Intel Corp..............................................................................     1,447,229
    13,900      KLA-Tencor Corp.........................................................................       639,539
    47,600      National Semiconductor Corp.............................................................       981,036
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,644,353
TECHNOLOGY -- SOFTWARE -- 5.29%
    52,100      Microsoft Corp.  .......................................................................     1,259,257
    13,450      National Instruments Corp...............................................................       363,823
    51,400      Oracle Corp.*...........................................................................       641,472
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,264,552

TOTAL COMMON STOCKS.....................................................................................    40,628,750
-----------------------------------------------------------------------------------------------------------------------------
(COST  $39,654,118)

MONEY MARKET ACCOUNT -- 5.07%
2,171,304       PNC Bank Money Market...................................................................     2,171,304
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MONEY MARKET ACCOUNT..............................................................................     2,171,304
-----------------------------------------------------------------------------------------------------------------------------
(COST  $2,171,304)

TOTAL INVESTMENTS -- 100.01 %...........................................................................    42,800,054
-----------------------------------------------------------------------------------------------------------------------------
(COST $41,825,422)

Liabilities in excess of other assets-- 0.01%...........................................................        (4,047)
                                                                                                           -----------

TOTAL NET ASSETS-- 100.00%..............................................................................   $42,796,007
                                                                                                           ===========

*  -- NON-INCOME PRODUCING SECURITY.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
SCIENCE & TECHNOLOGY
FUND


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.84%
HEALTH CARE - BIOMEDICAL -- 4.67%
     1,700      Charles River Laboratories International, Inc.*......................................... $      79,968
     3,400      MedImmune, Inc.*........................................................................        80,954
     1,000      Millipore Corp.*........................................................................        43,400
     1,000      Sigma-Aldrich Corp......................................................................        61,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               265,572
HEALTH CARE -- DRUGS -- 17.27%
     2,100      Abbott Laboratories.....................................................................        97,902
     4,800      Amylin Pharmaceuticals, Inc.*...........................................................        83,952
     3,300      AtheroGenics, Inc.*.....................................................................        43,197
     3,600      Axcan Pharma, Inc.*.....................................................................        60,588
     1,300      Barr Pharmaceuticals, Inc.*.............................................................        63,479
     3,100      Bayer AG (a)............................................................................       102,579
     1,700      OSI Pharmaceuticals, Inc.*..............................................................        70,278
     5,300      QLT, Inc.*..............................................................................        68,158
       900      Schering AG (a).........................................................................        60,120
     4,700      Schering-Plough Corp....................................................................        85,305
     1,700      Shire Pharmaceuticals Group PLC (a).....................................................        58,276
     2,200      Teva Pharmaceutical Industries Ltd. (a).................................................        68,200
     2,000      Watson Pharmaceuticals, Inc.*...........................................................        61,460
     1,400      Wyeth...................................................................................        59,052
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               982,546
HEALTH CARE -- PRODUCTS -- 14.92%
     9,500      Align Technology, Inc.*.................................................................        59,280
     3,200      American Medical Systems Holdings, Inc.*................................................        54,976
     2,400      Baxter International, Inc...............................................................        81,552
     1,800      Boston Scientific Corp.*................................................................        52,722
     1,700      Covance, Inc.*..........................................................................        80,937
     2,850      Given Imaging Ltd.* ....................................................................        84,160
     1,050      INAMED Corp.*...........................................................................        73,374
       900      Johnson & Johnson.......................................................................        60,444
     2,900      Mentor Corp.............................................................................        93,090
     2,300      Pharmaceutical Product Development, Inc.*...............................................       111,435
     2,700      Sybron Dental Specialties, Inc.*........................................................        96,930
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               848,900
TECHNOLOGY -- EQUIPMENT -- 17.80%
     5,100      ADTRAN, Inc.............................................................................        89,964
     3,300      Agilent Technologies, Inc.*.............................................................        73,260
     6,265      AU Optronics Corp. (a)..................................................................        91,845
     3,000      Cabot Microelectronics Corp. *..........................................................        94,140
     2,300      Cognex  Corp............................................................................        57,224
     1,400      Diebold, Inc............................................................................        76,790

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TECHNOLOGY -- EQUIPMENT -- 17.80% (CONTINUED)
     1,100      Fisher Scientific International, Inc.*..................................................     $  62,612
     3,500      Jabil Circuit, Inc.*....................................................................        99,820
     2,200      Molex, Inc..............................................................................        57,992
     6,600      Nokia Oyj (a)...........................................................................       101,838
     8,300      Plexus Corp.*...........................................................................        95,533
     2,300      Scientific-Atlanta, Inc.................................................................        64,906
     1,300      Waters Corp.*...........................................................................        46,527
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,012,451
 TECHNOLOGY -- HARDWARE -- 5.99%
     4,475      Cisco Systems, Inc.*....................................................................        80,058
     1,300      Dell, Inc.*.............................................................................        49,946
     6,600      EMC Corp. *.............................................................................        81,312
     4,650      SanDisk Corp.*..........................................................................       129,270
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               340,586
TECHNOLOGY -- SEMI-CONDUCTOR -- 22.99%
     3,500      Altera Corp.*...........................................................................        69,230
     2,800      Analog Devices, Inc.....................................................................       101,192
     4,900      Applied Materials, Inc..................................................................        79,625
     2,000      Broadcom Corp.*.........................................................................        59,840
     2,500      Cree, Inc.*.............................................................................        54,375
     6,100      Fairchild Semiconductor International, Inc.*............................................        93,513
     2,800      FormFactor, Inc.*.......................................................................        63,392
     5,325      Intel Corp..............................................................................       123,700
     1,900      KLA-Tencor Corp. .......................................................................        87,419
     1,650      Maxim Integrated Products, Inc..........................................................        67,435
     3,050      Microchip Technology, Inc...............................................................        79,331
     4,000      MKS Instruments, Inc.*..................................................................        63,520
     4,900      National Semiconductor Corp.............................................................       100,989
     3,100      Novellus Systems, Inc. *................................................................        82,863
     5,000      Semtech Corp.*..........................................................................        89,350
     3,600      Texas Instruments, Inc..................................................................        91,764
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,307,538
TECHNOLOGY -- SOFTWARE -- 13.20%
    10,000      Adaptec, Inc.*..........................................................................        47,900
    12,800      BEA Systems, Inc. *.....................................................................       102,016
     3,500      Cadence Design Systems, Inc.*...........................................................        52,325
     4,500      Citrix Systems, Inc.*...................................................................       107,190
     5,000      FileNET Corp. *.........................................................................       113,900
     2,900      Manhattan Associates, Inc.*.............................................................        59,073
     4,100      Microsoft Corp..........................................................................        99,097
     2,000      National Instruments Corp...............................................................        54,100
     5,000      Oracle Corp.*...........................................................................        62,400

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
SCIENCE & TECHNOLOGY
FUND (CONTINUED)


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TECHNOLOGY -- SOFTWARE ---13.20% -- (CONTINUED)

     3,500      Wind River Systems, Inc.*...............................................................  $     52,780
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               750,781

TOTAL COMMON STOCKS.....................................................................................     5,508,374
-----------------------------------------------------------------------------------------------------------------------------
(COST $4,989,581)

MONEY MARKET ACCOUNT -- 2.55%
   145,152      PNC Bank Money Market...................................................................       145,152
-----------------------------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT..............................................................................       145,152
-----------------------------------------------------------------------------------------------------------------------------
(COST $145,152)

TOTAL INVESTMENTS-- 99.39%..............................................................................     5,653,526
-----------------------------------------------------------------------------------------------------------------------------
(COST $5,134,733)

Other assets in excess of liabilities-- 0.61%...........................................................        34,538
-----------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS-- 100.00%..............................................................................   $ 5,688,064
                                                                                                           ===========

(A)  -- AMERICAN DEPOSITORY RECEIPT.
  *  -- NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 90.42%
BUSINESS SERVICES -- 0.80%
    32,200      Heidrick & Struggles International, Inc.*...............................................   $ 1,183,994
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL -- 27.13%
    13,200      Abercrombie & Fitch Co.-- Class A.......................................................       755,568
    46,800      American Eagle Outfitters, Inc..........................................................     1,382,940
   142,700      Borders Group, Inc......................................................................     3,798,674
    22,600      Brunswick Corp. ........................................................................     1,058,810
    58,500      Central Garden & Pet Co.*...............................................................     2,565,810
   113,300      Christopher & Banks Corp................................................................     1,994,080
    22,550      Coachmen Industries, Inc................................................................       306,680
     5,500      Ethan Allen Interiors, Inc..............................................................       176,000
   105,900      FirstService Corp.*.....................................................................     2,138,121
    92,607      GameStop Corp.*.........................................................................     2,065,136
   130,400      J. Jill Group, Inc.*....................................................................     1,794,304
   132,300      Monaco Coach Corp.......................................................................     2,136,645
    16,100      Overstock.com, Inc.*....................................................................       692,139
    61,500      Oxford Industries, Inc..................................................................     2,250,285
   135,400      Rent-A-Center, Inc.*....................................................................     3,697,774
    88,100      Tuesday Morning Corp.*..................................................................     2,543,447
    85,200      WCI Communties, Inc.*...................................................................     2,562,816
    33,600      Winnebago Industries, Inc...............................................................     1,061,760
   159,900      WMS Industries, Inc.*...................................................................     4,502,784
    91,300      Zale Corp.*.............................................................................     2,713,436
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            40,197,209
CONSUMER STAPLES -- 3.18%
   113,900      Performance Food Group Co.*.............................................................     3,152,752
    54,200      United Natural Foods, Inc.*.............................................................     1,551,746
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             4,704,498
EDUCATION -- 7.20%
    49,100      Bright Horizons Family Solutions, Inc.*.................................................     1,656,634
   162,500      Corinthian Colleges, Inc.*..............................................................     2,554,500
   142,700      DeVry, Inc.*............................................................................     2,699,884
   139,800      Educate, Inc.*..........................................................................     1,939,026
    37,500      ITT Educational Services, Inc.*.........................................................     1,818,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            10,668,794
ENTERTAINMENT -- 5.49%
    38,700      Ameristar Casinos, Inc..................................................................     2,116,116
    50,200      Argosy Gaming Co.*......................................................................     2,305,184
    37,800      Isle of Capri Casinos, Inc.*............................................................     1,003,212
    61,000      Alliance Gaming Corp.*..................................................................       584,990

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
SMALL CAP FUND (CONTINUED)


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

ENTERTAINMENT -- 5.49% -- (CONTINUED)
    72,400      Penn National Gaming, Inc.*.............................................................  $  2,127,112
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,136,614
FINANCIAL -- 6.26%
     9,800      A.G. Edwards, Inc.......................................................................       439,040
    56,300      Boston Private Financial Holdings, Inc. ................................................     1,337,125
    30,450      Gabelli Asset Management, Inc...........................................................     1,359,593
    76,500      Navigant Consulting, Inc.*..............................................................     2,083,095
    36,500      The Phoenix Companies, Inc..............................................................       466,470
    31,900      Raymond James Financial, Inc............................................................       966,570
    91,200      W.P. Stewart & Co., Ltd.................................................................     2,066,592
    15,700      Wilmington Trust Corp...................................................................       551,070
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             9,269,555
 HEALTH CARE -- BIOMEDICAL -- 1.93%
    75,000      Cambrex Corp............................................................................     1,597,500
    26,800      Charles River Laboratories International, Inc.*.........................................     1,260,672
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,858,172
HEALTH CARE -- CLINICAL -- 0.41%
    30,200      VCA Antech, Inc.*.......................................................................       610,946
-----------------------------------------------------------------------------------------------------------------------------

HEALTH CARE -- DRUGS -- 4.69%
    92,000      Amylin Pharmaceuticals, Inc.*...........................................................     1,609,080
   129,800      Axcan Pharma, Inc.*.....................................................................     2,184,534
    72,400      First Horizon Pharmaceutical Corp.*.....................................................     1,222,112
   150,000      QLT, Inc.*..............................................................................     1,929,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             6,944,726
HEALTH CARE -- PRODUCTS -- 10.13%
   271,800      Align Technology, Inc.*.................................................................     1,696,032
   114,900      American Medical Systems Holdings, Inc.*................................................     1,973,982
    27,800      Covance, Inc.*..........................................................................     1,323,558
    31,650      INAMED Corp.*...........................................................................     2,211,702
   102,600      Mentor Corp.............................................................................     3,293,460
    63,200      Pharmaceutical Product Development, Inc.*...............................................     3,062,040
    40,100      Sybron Dental Specialties, Inc.*........................................................     1,439,590
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            15,000,364
HOTELS -- 1.82%
   103,400      Orient-Express Hotel Ltd.-- Class A ....................................................     2,698,740
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- EQUIPMENT -- 5.98%
   140,300      ADTRAN, Inc.............................................................................     2,474,892
   101,500      Cabot Microelectronics Corp.*...........................................................     3,185,070
     9,900      Fisher Scientific International, Inc.*..................................................       563,508
    15,700      Gentex Corp.............................................................................       500,830

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TECHNOLOGY -- EQUIPMENT -- 5.98% -- (CONTINUED)
   185,450      Plexus Corp.*........................................................................... $   2,134,529

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,858,829
TECHNOLOGY -- HARDWARE -- 0.36%
    19,300      SanDisk Corp.*..........................................................................       536,540
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- SEMICONDUCTOR -- 9.56%
   103,200      Cree, Inc.*.............................................................................     2,244,600
   207,900      Fairchild Semiconductor International, Inc.*............................................     3,187,107
    36,800      FormFactor, Inc.*.......................................................................       833,152
    21,300      Lam Research Corp.*.....................................................................       614,718
   284,100      Micrel, Inc.*...........................................................................     2,619,402
   151,300      MKS Instruments, Inc.*..................................................................     2,402,644
   126,800      Semtech Corp.*..........................................................................     2,265,916
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            14,167,539
 TECHNOLOGY -- SOFTWARE -- 5.48%
   222,500      Adaptec, Inc.*..........................................................................     1,065,775
   149,700      FileNET Corp.*..........................................................................     3,410,166
   111,000      Manhattan Associates, Inc.*.............................................................     2,261,070
    20,550      National Instruments Corp...............................................................       555,878
    54,400      Wind River Systems, Inc.*...............................................................       820,352
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,113,241

TOTAL COMMON STOCKS.....................................................................................   133,949,761
-----------------------------------------------------------------------------------------------------------------------------
(COST $126,883,882)

MONEY MARKET ACCOUNT -- 8.31%
12,310,497      PNC Bank Money Market...................................................................    12,310,497
-----------------------------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT..............................................................................    12,310,497
-----------------------------------------------------------------------------------------------------------------------------
(COST $12,310,497)

TOTAL INVESTMENTS-- 98.73%..............................................................................   146,260,258
-----------------------------------------------------------------------------------------------------------------------------
(COST $139,194,379)

Other assets in excess of liabilities-- 1.27%...........................................................     1,881,240
                                                                                                          -------------

TOTAL NET ASSETS-- 100.00%.............................................................................. $ 148,141,498
                                                                                                         =============

 * -- NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
MID CAP FUND


SCHEDULE OF INVESTMENTS
March 31, 2005

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 88.05%
BUSINESS SERVICES -- 1.80%
     5,000      Iron Mountain, Inc. *...................................................................  $    144,200
     1,200      Stericycle, Inc. *......................................................................        53,040
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               197,240
CONSUMER CYCLICAL -- 19.57%
     3,700      Abercrombie & Fitch Co. - Class A ......................................................       211,788
     2,700      Autoliv, Inc............................................................................       128,655
     6,400      Barnes & Noble, Inc.*...................................................................       220,736
     4,600      Chico's FAS, Inc. *.....................................................................       129,996
     2,350      CVS Corp................................................................................       123,657
     1,500      Harley-Davidson, Inc....................................................................        86,640
     4,200      Michaels Stores, Inc....................................................................       152,460
       550      Mohawk Industries, Inc. *...............................................................        46,365
     3,800      PETsMART, Inc...........................................................................       109,250
     1,700      The St. Joe Company.....................................................................       114,410
     7,000      The Talbots, Inc........................................................................       223,860
     4,600      Tiffany & Co............................................................................       158,792
     3,600      Weight Watchers International, Inc. *...................................................       154,728
     4,600      Williams-Sonoma, Inc. *.................................................................       169,050
     3,700      Winnebago Industries, Inc...............................................................       116,920
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,147,307
EDUCATION -- 3.22%
     5,300      Career Education Corp. *................................................................       181,578
     9,100      DeVry, Inc. *...........................................................................       172,172
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               353,750
ENTERTAINMENT -- 7.28%
    16,600      EMI Group plc (a).......................................................................       148,211
     4,600      Harrah's Entertainment, Inc. ...........................................................       297,068
     1,900      International Game Technology ..........................................................        50,654
     1,500      MGM MIRAGE *............................................................................       106,230
     4,400      Royal Caribbean Cruises Ltd.............................................................       196,636
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               798,799
FINANCIAL -- 12.02%
     6,400      A.G. Edwards, Inc.......................................................................       286,720
     5,300      ChoicePoint, Inc. *.....................................................................       212,583
     3,200      H&R Block, Inc..........................................................................       161,856
     5,000      Hewitt Associates, Inc.*................................................................       133,000
    12,600      Janus Capital Group, Inc................................................................       175,770
     3,000      Legg Mason, Inc.........................................................................       234,420
     2,100      Mellon Financial Corp...................................................................        59,934
     1,400      Principal Financial Group, Inc..........................................................        53,886
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,318,169

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SHARES          COMPANY                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE -- BIOMEDICAL -- 4.66%
     7,100      MedImmune, Inc. *....................................................................... $     169,051
     4,200      Millipore Corp. *.......................................................................       182,280
     2,600      Sigma-Aldrich Corp......................................................................       159,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               510,581
HEALTH CARE -- DRUGS -- 9.32%
     9,700      Amylin Pharmaceuticals, Inc.*...........................................................       169,653
     3,700      Barr Pharmaceuticals, Inc. *............................................................       180,671
     5,300      Pharmaceutical Product Development, Inc. *..............................................       256,785
     7,000      Shire Pharmaceuticals Group PLC (a).....................................................       239,960
     5,700      Watson Pharmaceuticals, Inc. *..........................................................       175,161
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,022,230
HOTELS -- 1.60%
     5,300      Fairmont Hotels & Resorts, Inc..........................................................       175,642
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- EQUIPMENT -- 10.11%
    11,300      AU Optronics Corp. (a)..................................................................       165,658
     2,500      Diebold, Inc............................................................................       137,125
     2,600      Fisher Scientific International Inc. *..................................................       147,992
     4,200      Garmin Ltd..............................................................................       194,544
     6,100      Jabil Circuit, Inc. *...................................................................       173,972
     5,300      Scientific-Atlanta, Inc.................................................................       149,566
     3,925      Waters Corp.*...........................................................................       140,476
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,109,333
TECHNOLOGY -- HARDWARE -- 2.15%
     8,500      SanDisk Corp. *.........................................................................       236,300
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- SEMICONDUCTOR -- 9.14%
     8,200      Altera Corp. *..........................................................................       162,196
    11,200      Fairchild Semiconductor International, Inc. *...........................................       171,696
     3,000      KLA-Tencor Corp. .......................................................................       138,030
     8,800      National Semiconductor Corp. ...........................................................       181,368
     7,000      Novellus Systems, Inc. *................................................................       187,110
     9,100      Semtech Corp. *.........................................................................       162,617
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,003,017
TECHNOLOGY -- SOFTWARE -- 7.18%
    19,400      BEA Systems, Inc. *.....................................................................       154,618
     8,000      Cadence Design Systems, Inc. *..........................................................       119,600
     9,000      Citrix Systems, Inc. *..................................................................       214,380

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AFBA 5STAR
MIDCAP FUND (CONTINUED)


SCHEDULE OF INVESTMENTS
March 31, 2005

 SHARES                                                                                                     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TECHNOLOGY -- SOFTWARE -- 7.18% -- (CONTINUED)
     2,500      Fiserv, Inc. *..........................................................................   $     99,500
     5,100      Take-Two Interactive Software, Inc. *...................................................        199,410
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                787,508

TOTAL COMMON STOCKS.....................................................................................      9,659,876
-----------------------------------------------------------------------------------------------------------------------------
(COST $8,790,484)

MONEY MARKET ACCOUNT -- 10.60%
 1,162,758      PNC Bank Money Market...................................................................      1,162,758
-----------------------------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT..............................................................................      1,162,758
-----------------------------------------------------------------------------------------------------------------------------
(COST $1,162,758)

TOTAL INVESTMENTS-- 98.65%..............................................................................     10,822,634
-----------------------------------------------------------------------------------------------------------------------------
(COST $9,953,242)

Other assets in excess of liabilities-- 1.35%...........................................................        148,478
-----------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS-- 100.00%..............................................................................  $  10,971,112
                                                                                                          =============

(A) -- AMERICAN DEPOSITORY RECEIPT
 *  -- NON-INCOME PRODUCING SECURITY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

STATEMENTS OF ASSETS
AND LIABILITIES

March 31, 2005

                                                                  BALANCED        LARGE CAP        HIGH YIELD
                                                                    FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at value.................................     $ 60,939,030      $ 21,030,984    $ 44,763,628
     Receivables:
       Investment securities sold ........................           35,000                --         866,685
       Dividends..........................................           40,374            12,335          11,500
       Interest ..........................................          364,057               662         419,360
       Capital shares sold  ..............................          241,134             3,345         168,978
       From advisor ......................................               --             2,116              --
     Prepaid expenses and other assets....................           42,527            40,024          41,818
                                                                -----------       -----------      -----------
        Total assets  ....................................       61,662,122        21,089,466      46,271,969
                                                                -----------       -----------      -----------
LIABILITIES:
     Payables:
       Investment securities purchased....................               --                --         520,406
       Capital shares redeemed ...........................           38,228             4,459         245,686
       Dividend distributions.............................            9,737                --           9,806
       Administrative fees ...............................           10,250             8,333          10,250
       Professional fees .................................           33,152            13,407          28,155
       Custody fees ......................................            3,529             3,068           3,412
       To advisor.........................................           29,824             7,957          13,708
       Other accrued expenses.............................           31,948            16,694          40,061
                                                                -----------       -----------      -----------
        Total liabilities  ...............................          156,668            53,918         871,484
                                                                -----------       -----------      -----------
NET ASSETS   .............................................      $61,505,454       $21,035,548     $45,400,485
                                                                ===========       ===========     ===========
NET ASSETS CONSIST OF:
     Capital (capital stock and paid-in capital) .........     $ 57,005,368      $ 21,159,841    $ 43,470,892
     Accumulated net investment income (loss).............          (45,936)           11,382         (15,167)
     Accumulated net realized gain (loss) from investment
           transactions ..................................       (4,134,322)      (1,960,619)         460,139
     Net unrealized appreciation from
           investment transactions........................        8,680,344         1,824,944       1,484,621
                                                                -----------       -----------      -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES...............      $61,505,454       $21,035,548     $45,400,485
                                                                ===========       ===========     ===========
     Investments at cost..................................     $ 52,258,686      $ 19,206,040     $43,279,007
                                                                ===========       ===========     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                BALANCED         LARGE CAP      HIGH YIELD
                                                                  FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
       Net Assets ......................................      $ 46,670,288     $ 20,263,378    $  12,247,784
                                                              ============     ============    =============
       Shares of Capital Stock Outstanding..............         3,829,443        1,593,323        1,341,781
                                                              ============     ============    =============
       Net Asset Value Per Share........................      $      12.19     $      12.72    $        9.13
                                                              ============     ============    =============

CLASS A SHARES
       Net Assets.......................................      $  7,247,305     $    412,278    $  22,128,310
                                                              ============     ============    =============
       Shares of Capital Stock Outstanding..............           576,323           32,605        2,267,448
                                                              ============     ============    =============
       Net Asset Value Per Share........................      $      12.58     $      12.64    $        9.76
                                                              ============     ============    =============

CLASS B SHARES
       Net Assets ......................................      $    809,867     $    120,967    $   2,302,408
                                                              ============     ============    =============
       Shares of Capital Stock Outstanding .............            65,210            9,830          239,600
                                                              ============     ============    =============
       Net Asset Value Per Share .......................      $      12.42     $      12.31    $        9.61
                                                              ============     ============    =============

CLASS C SHARES
       Net Assets ......................................      $  6,764,002     $    228,164    $   8,711,223
                                                              ============     ============    =============
       Shares of Capital Stock Outstanding..............           543,866           18,535          917,737
                                                              ============     ============    =============
       Net Asset Value Per Share........................      $      12.44     $      12.31    $        9.49
                                                              ============     ============    =============

CLASS R SHARES
       Net Assets ......................................      $     13,992     $     10,761    $      10,760
                                                              ============     ============    =============
       Shares of Capital Stock Outstanding..............             1,158              867            1,197
                                                              ============     ============    =============
       Net Asset Value Per Share........................      $      12.08     $      12.41    $        8.99
                                                              ============     ============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS
AND LIABILITIES (CONTINUED)

March 31, 2005


                                                                USA GLOBAL         SCIENCE &
                                                                   FUND         TECHNOLOGY FUND
------------------------------------------------------------------------------------------------
ASSETS:
     Investments at value.................................      $42,800,054       $ 5,653,526
     Receivables:
       Investment securities sold.........................               --                --
       Dividends..........................................           42,643               870
       Interest...........................................            4,789               361
       Capital shares sold................................            8,600             2,561
       From advisor.......................................               --            27,849
     Prepaid expenses and other assets....................           41,698            32,586
                                                                -----------        ----------
        Total assets......................................       42,897,784         5,717,753
                                                                -----------        ----------
LIABILITIES:
     Payables:
       Investment securities purchased....................               --             7,013
       Capital shares redeemed............................           12,881                --
       Administrative fees................................           10,250             8,333
       Professional fees..................................           27,426             3,762
       Custody fees.......................................            2,882             4,685
       To advisor.........................................           25,522                --
       Other accrued expenses.............................           22,816             5,896
                                                                -----------        ----------
        Total liabilities.................................          101,777            29,689
                                                                -----------        ----------
NET ASSETS................................................      $42,796,007        $5,688,064
                                                                ===========        ==========
NET ASSETS CONSIST OF:
     Capital (capital stock and paid-in capital)..........      $44,987,458        $5,067,736
     Accumulated net investment income (loss).............            3,036                --
     Accumulated net realized gain (loss) from investment
           transactions...................................       (3,169,119)          101,535
     Net unrealized appreciation from
           investment transactions........................          974,632           518,793
                                                                -----------        ----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES...............      $42,796,007        $5,688,064
                                                                ===========        ==========
     Investments at cost..................................      $41,825,422        $5,134,733
                                                                ===========        ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                               USA GLOBAL       SCIENCE &
                                                                  FUND        TECHNOLOGY FUND
----------------------------------------------------------------------------------------------
CLASS I SHARES
       Net Assets.......................................      $  39,611,634     $ 3,835,072
                                                              =============     ===========
       Shares of Capital Stock Outstanding..............          2,849,802         326,950
                                                              =============     ===========
       Net Asset Value Per Share........................      $       13.90     $     11.73
                                                              =============     ===========

CLASS A SHARES
       Net Assets.......................................      $   1,268,599     $   949,853
                                                              =============     ===========
       Shares of Capital Stock Outstanding..............             91,946          81,635
                                                              =============     ===========
       Net Asset Value Per Share........................      $       13.80     $     11.64
                                                              =============     ===========

CLASS B SHARES
       Net Assets.......................................      $      52,425     $   350,878
                                                              =============     ===========
       Shares of Capital Stock Outstanding..............              3,893          30,950
                                                              =============     ===========
       Net Asset Value Per Share........................      $       13.47     $     11.34
                                                              =============     ===========

CLASS C SHARES
       Net Assets.......................................      $   1,853,310     $   542,831
                                                              =============     ===========
       Shares of Capital Stock Outstanding..............            137,541          47,862
                                                              =============     ===========
       Net Asset Value Per Share........................      $       13.47     $     11.34
                                                              =============     ===========

CLASS R SHARES
       Net Assets.......................................      $      10,039     $     9,430
                                                              =============     ===========
       Shares of Capital Stock Outstanding..............                736             814
                                                              =============     ===========
       Net Asset Value Per Share........................      $       13.64     $     11.58
                                                              =============     ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS
AND LIABILITIES (CONTINUED)


March 31, 2005

                                                               SMALL CAP            MID CAP
                                                                  FUND               FUND
-----------------------------------------------------------------------------------------------
ASSETS:
     Investments at value.................................    $146,260,258        $10,822,634
     Receivables:
       Investment securities sold.........................         177,068             53,295
       Dividends..........................................          28,434              4,725
       Interest...........................................          19,460              1,582
       Capital shares sold................................       2,055,944             74,628
       From advisor.......................................              --             22,658
     Prepaid expenses and other assets....................          56,751             41,818
                                                              ------------        -----------
        Total assets......................................     148,597,915         11,021,340
                                                              ------------        -----------
LIABILITIES:
     Payables:
       Investment securities purchased....................         139,211                 --
       Capital shares redeemed............................          95,869             22,696
       Administrative fees................................          16,148              8,333
       Professional fees..................................          45,511              3,921
       Custody fees.......................................           3,975              4,926
       To advisor.........................................          57,201                 --
       Other accrued expenses.............................          98,502             10,352
                                                              ------------        -----------
        Total liabilities.................................         456,417             50,228
                                                              ------------        -----------
NET ASSETS................................................    $148,141,498        $10,971,112
                                                              ============        ===========
NET ASSETS CONSIST OF:
       Capital (capital stock and paid-in capital)........    $140,405,037        $10,157,782
       Accumulated net realized gain (loss) from investment
             transactions.................................         670,582            (56,062)
       Net unrealized appreciation from
             investment transactions......................       7,065,879            869,392
                                                               -----------        -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES...............    $148,141,498        $10,971,112
                                                              ============        ===========
       Investments at cost................................    $139,194,379        $ 9,953,242
                                                              ============        ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                               SMALL CAP         MID CAP
                                                                  FUND             FUND
---------------------------------------------------------------------------------------------
CLASS I SHARES
       Net Assets.......................................     $  7,004,904       $ 2,631,663
                                                             ============       ===========
       Shares of Capital Stock Outstanding..............          446,794           203,078
                                                             ============       ===========
       Net Asset Value Per Share........................     $      15.68       $     12.96
                                                             ============       ===========

CLASS A SHARES
       Net Assets.......................................     $121,160,668       $ 4,474,115
                                                             ============       ===========
       Shares of Capital Stock Outstanding..............        7,796,183           347,737
                                                             ============       ===========
       Net Asset Value Per Share........................     $      15.54       $     12.87
                                                             ============       ===========

CLASS B SHARES
       Net Assets.......................................     $  2,623,772       $    93,408
                                                             ============       ===========
       Shares of Capital Stock Outstanding..............          173,167             7,426
                                                             ============       ===========
       Net Asset Value Per Share........................     $      15.15       $     12.58
                                                             ============       ===========

CLASS C SHARES
       Net Assets.......................................     $ 17,341,591       $ 3,761,399
                                                             ============       ===========
       Shares of Capital Stock Outstanding..............        1,144,486           298,952
                                                             ============       ===========
       Net Asset Value Per Share........................     $      15.15       $     12.58
                                                             ============       ===========

CLASS R SHARES
       Net Assets.......................................     $     10,563*      $    10,527
                                                             ============       ===========
       Shares of Capital Stock Outstanding..............              682*              822
                                                             ============       ===========
       Net Asset Value Per Share........................     $      15.48       $     12.81
                                                             ============       ===========


* ACTUAL NET ASSETS ARE $10,563.23, ACTUAL SHARES ARE 682.398

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
OF OPERATIONS


March 31, 2005


                                                                  BALANCED              LARGE CAP            HIGH YIELD
                                                                    FUND                   FUND                 FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...................................................     $  785,970            $  305,178            $  154,529
Interest....................................................      1,657,902                 8,248             1,756,077
Foreign taxes withheld......................................           (244)               (5,132)                 (762)
                                                                 ----------            ----------            ----------
                                                                  2,443,628               308,294             1,909,844
                                                                 ----------            ----------            ----------
EXPENSES:
Advisor fees................................................        429,338               170,913               360,009
Transfer Agent fees.........................................        225,655               208,885               222,266
Administration fees.........................................        195,000               195,000               195,000
Registration fees...........................................         55,360                55,360                55,435
12b-1 fees..................................................         34,159                 2,487                80,418
Audit fees..................................................         25,929                10,314                22,119
Shareholder service fees....................................         23,599                 1,775                81,850
Custodian fees..............................................         20,074                17,714                20,311
Legal fees..................................................         16,923                 7,209                14,185
Printing fees...............................................         15,226                 6,599                13,535
Director fees...............................................         12,842                 5,198                11,321
Insurance fees..............................................          7,289                 3,650                 5,095
Miscellaneous fees..........................................         15,419                 8,785                17,389
                                                                 ----------            ----------            ----------
   Total expenses before reimbursement and waivers..........      1,076,813               693,889             1,098,933
   Less: expense reimbursement and waivers..................       (439,449)             (416,167)             (450,653)
                                                                 ----------            ----------            ----------
   Net expenses.............................................        637,364               277,722               648,280
                                                                 ----------            ----------            ----------
   Net investment income (loss).............................      1,806,264                30,572             1,261,564
                                                                 ----------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) from investment transactions.......     (1,088,310)               76,272               718,756
Net unrealized appreciation (depreciation)
        on investments......................................      4,729,938               119,157              (816,775)
                                                                 ----------            ----------            ----------
                                                                  3,641,628               195,429               (98,019)
                                                                 ----------            ----------            ----------
Net increase (decrease) in net assets
        resulting from operations...........................     $5,447,892            $  226,001            $1,163,545
                                                                 ==========            ==========            ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                     USA GLOBAL                SCIENCE &
                                                                        FUND                TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...................................................         $  678,977                $   36,590
Interest....................................................             39,282                     2,205
Foreign taxes withheld......................................                 --                    (1,043)
                                                                     ----------                ----------
                                                                        718,259                    37,752
                                                                     ----------                ----------
EXPENSES:
Advisor fees................................................            346,393                    47,892
Transfer Agent fees.........................................            229,634                   192,383
Administration fees.........................................            195,000                   195,000
Registration fees...........................................             55,495                    55,055
12b-1 fees..................................................             11,657                     5,564
Audit fees..................................................             21,328                     3,011
Shareholder service fees....................................              6,464                     3,491
Custodian fees..............................................             17,598                    27,819
Legal fees..................................................             14,427                     1,946
Printing fees...............................................             12,736                     1,889
Director fees...............................................             10,635                     1,606
Insurance fees..............................................              6,546                     2,114
Miscellaneous fees..........................................             10,131                     6,338
                                                                     ----------                ----------
   Total expenses before reimbursement and waivers..........            938,044                   544,108
   Less: expense reimbursement and waivers..................           (365,694)                 (458,427)
                                                                     ----------                ----------
   Net expenses.............................................            572,350                    85,681
                                                                     ----------                ----------
   Net investment income (loss).............................            145,909                   (47,929)
                                                                     ----------                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) from investment transactions.......            (36,949)                  189,117
Net unrealized appreciation (depreciation)
        on investments......................................           (832,148)                 (526,396)
                                                                     ----------                ----------
                                                                       (869,097)                 (337,279)
                                                                     ----------                ----------
Net increase (decrease) in net assets
        resulting from operations...........................         $ (723,188)                $(385,208)
                                                                     ==========                 =========


                                                                         SMALL CAP                MID CAP
                                                                            FUND                    FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...................................................             $  409,148              $  34,597
Interest....................................................                118,327                  8,789
Foreign taxes withheld......................................                   (314)                  (651)
                                                                         ----------             ----------
                                                                            527,161                 42,735
                                                                         ----------             ----------
EXPENSES:
Advisor fees................................................                633,469                 53,251
Transfer Agent fees.........................................                290,158                194,808
Administration fees.........................................                201,933                195,000
Registration fees...........................................                 64,590                 57,400
12b-1 fees..................................................                 90,933                 11,507
Audit fees..................................................                 38,135                  3,221
Shareholder service fees....................................                180,388                 10,055
Custodian fees..............................................                 27,208                 24,165
Legal fees..................................................                 18,552                  1,819
Printing fees...............................................                 20,601                  1,820
Director fees...............................................                 18,159                  1,651
Insurance fees..............................................                  1,825                    730
Miscellaneous fees..........................................                 25,784                  5,390
                                                                         ----------             ----------
   Total expenses before reimbursement and waivers..........              1,611,750                560,817
   Less: expense reimbursement and waivers..................               (325,682)              (454,053)
                                                                         ----------             ----------
   Net expenses.............................................              1,286,068                106,764
                                                                         ----------             ----------
   Net investment income (loss).............................               (758,907)               (64,029)
                                                                         ----------             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) from investment transactions.......              1,502,749                 58,158
Net unrealized appreciation (depreciation)
        on investments......................................              2,065,927                187,381
                                                                         ----------             ----------
                                                                          3,568,676                245,539
                                                                         ----------             ----------
Net increase (decrease) in net assets
        resulting from operations...........................             $2,809,769             $  181,510
                                                                         ==========             ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES
IN NET ASSETS


                                                                                        BALANCED FUND
                                                                                YEAR                    YEAR
                                                                                ENDED                   ENDED
                                                                           MARCH 31, 2005          MARCH 31, 2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) ......................................    $ 1,806,264           $  1,661,024
     Net realized gain (loss) from investment transactions .............     (1,088,310)               648,006
     Net unrealized appreciation (depreciation) on investments .........      4,729,938              7,521,602
                                                                            -----------            -----------
         Net increase in net assets
            resulting from operations ..................................      5,447,892              9,830,632

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income .............................................     (1,803,625)            (1,670,356)
     Net realized gain from investment transactions ....................             --                     --
                                                                            -----------            -----------
         Total distributions to shareholders ...........................     (1,803,625)            (1,670,356)

CAPITAL SHARE TRANSACTIONS:*
     Shares sold .......................................................     10,558,499              5,896,611
     Reinvested distributions ..........................................      1,768,921              1,657,147
     Shares repurchased ................................................     (1,509,524)              (608,513)
     Redemption fees received ..........................................            355                     --
                                                                            -----------            -----------
         Net increase (decrease) from capital share transactions .......     10,818,251              6,945,245
                                                                            -----------            -----------
         Net increase (decrease) in net assets .........................     14,462,518             15,105,521
                                                                            -----------            -----------

NET ASSETS:
     Beginning of year .................................................     47,042,936             31,937,415
                                                                            -----------            -----------
     End of year .......................................................    $61,505,454            $47,042,936
                                                                            ===========            ===========
     Undistributed net investment income (loss) at end of year .........    $   (45,936)           $   (48,575)
                                                                            ===========            ===========
*Fund share transactions:
     Shares issued .....................................................        865,306                536,380
     Reinvested distributions ..........................................        147,753                152,817
     Shares redeemed ...................................................       (123,932)               (54,991)
                                                                            -----------            -----------
         Net increase (decrease) in fund shares ........................        889,127                634,206
                                                                            ===========            ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                                        LARGE CAP FUND
                                                                                   YEAR                  YEAR
                                                                                   ENDED                 ENDED
                                                                              MARCH 31, 2005        MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) ......................................        $    30,572            $   (17,600)
     Net realized gain (loss) from investment transactions .............             76,272               (568,420)
     Net unrealized appreciation (depreciation) on investments .........            119,157              6,804,162
                                                                                -----------            -----------
         Net increase in net assets
            resulting from operations ..................................            226,001              6,218,142

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income .............................................            (19,190)               (28,917)
     Net realized gain from investment transactions ....................                 --                     --
                                                                                -----------            -----------
         Total distributions to shareholders ...........................            (19,190)               (28,917)

CAPITAL SHARE TRANSACTIONS:*
     Shares sold .......................................................            931,280              1,310,830
     Reinvested distributions ..........................................             18,761                 28,276
     Shares repurchased ................................................         (2,279,417)              (595,586)
     Redemption fees received ..........................................                 19                     --
                                                                                -----------            -----------
         Net increase (decrease) from capital share transactions .......         (1,329,357)               743,520
                                                                                -----------            -----------
         Net increase (decrease) in net assets .........................         (1,122,546)             6,932,745
                                                                                -----------            -----------

NET ASSETS:
     Beginning of year .................................................         22,158,094             15,225,349
                                                                                -----------            -----------
     End of year .......................................................        $21,035,548            $22,158,094
                                                                                ===========            ===========
     Undistributed net investment income (loss) at end of year .........        $    11,382            $        --
                                                                                ===========            ===========
*Fund share transactions:
     Shares issued .....................................................             75,023                110,862
     Reinvested distributions ..........................................              1,416                  2,638
     Shares redeemed ...................................................           (186,945)               (50,403)
                                                                                -----------            -----------
         Net increase (decrease) in fund shares ........................           (110,506)                63,097
                                                                                ===========            ===========



                                                                                                  HIGH YIELD FUND
                                                                                            YEAR                 YEAR
                                                                                            ENDED                ENDED
                                                                                       MARCH 31, 2005       MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) .......................................                $1,261,564          $  1,019,577
     Net realized gain (loss) from investment transactions ..............                   718,756               673,926
     Net unrealized appreciation (depreciation) on investments ..........                  (816,775)            2,737,185
                                                                                        -----------          ------------
         Net increase in net assets
            resulting from operations ...................................                 1,163,545             4,430,688

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................................                (1,255,710)           (1,019,337)
     Net realized gain from investment transactions .....................                  (203,126)                   --
                                                                                        -----------          ------------
         Total distributions to shareholders ............................                (1,458,836)           (1,019,337)

CAPITAL SHARE TRANSACTIONS:*
     Shares sold ........................................................                27,940,067            19,589,602
     Reinvested distributions ...........................................                 1,260,007               827,523
     Shares repurchased .................................................               (14,952,469)          (10,378,753)
     Redemption fees received ...........................................                       124                    --
                                                                                        -----------          ------------
         Net increase (decrease) from capital share transactions ........                14,247,729            10,038,372
                                                                                        -----------          ------------
         Net increase (decrease) in net assets ..........................                13,952,438            13,449,723
                                                                                        -----------          ------------

NET ASSETS:
     Beginning of year ..................................................                31,448,047            17,998,324
                                                                                        -----------          ------------
     End of year ........................................................               $45,400,485          $ 31,448,047
                                                                                        ===========          ============
     Undistributed net investment income (loss) at end of year ..........               $   (15,167)         $    (21,021)
                                                                                        ===========          ============
*Fund share transactions:
     Shares issued ......................................................                 2,860,332             2,115,257
     Reinvested distributions ...........................................                   130,464                91,749
     Shares redeemed ....................................................                (1,521,547)           (1,097,796)
                                                                                        -----------          ------------
         Net increase (decrease) in fund shares .........................                 1,469,249             1,109,210
                                                                                        ===========          ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)


                                                                                    USA GLOBAL FUND

                                                                                YEAR              YEAR
                                                                                ENDED             ENDED
                                                                           MARCH 31, 2005    MARCH 31, 2004
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) .......................................    $   145,909       $    11,185
     Net realized gains (losses) from investment transactions. ..........        (36,949)         (150,469)
     Net unrealized appreciation (depreciation) on investments ..........       (832,148)       13,976,771
                                                                             -----------       -----------
         Net increase (decrease) in net assets
              resulting from operations .................................       (723,188)       13,837,487

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................................       (154,058)               --
     Net realized gain from investment transactions .....................            --                 --
                                                                             -----------       -----------
         Total distributions to shareholders ............................       (154,058)               --

CAPITAL SHARE TRANSACTIONS:*
     Shares sold ........................................................      3,459,353         1,897,758
     Reinvested distributions ...........................................        151,778                --
     Shares repurchased .................................................     (2,927,612)       (1,216,676)
     Redemption fees received ...........................................              8                --
                                                                             -----------       -----------
         Net increase from capital share transactions ...................        683,527           681,082
                                                                             -----------       -----------
         Net increase (decrease) in net assets ..........................       (193,719)       14,518,569
                                                                             -----------       -----------

NET ASSETS:
     Beginning of year ..................................................     42,989,726        28,471,157
                                                                             -----------       -----------
     End of year ........................................................    $42,796,007       $42,989,726
                                                                             ===========       ===========
     Undistributed net investment income at end of year .................    $     3,036       $    11,185
                                                                             ===========       ===========

*Fund share transactions:
     Shares issued ......................................................        251,845           149,193
     Reinvested distributions ...........................................         10,476                --
     Shares redeemed ....................................................       (213,062)          (98,699)
                                                                             -----------       -----------
         Net increase in fund shares ....................................         49,259            50,494
                                                                             ===========       ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                              SCIENCE &
                                                                                           TECHNOLOGY FUND

                                                                                        YEAR               YEAR
                                                                                        ENDED              ENDED
                                                                                   MARCH 31, 2005     MARCH 31, 2004
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) .......................................           $   (47,929)       $   (34,523)
     Net realized gains (losses) from investment transactions. ..........               189,117            137,866
     Net unrealized appreciation (depreciation) on investments ..........              (526,396)         2,137,313
                                                                                    -----------        -----------
         Net increase (decrease) in net assets
              resulting from operations .................................              (385,208)         2,240,656

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................................                    --                 --
     Net realized gain from investment transactions .....................               (10,483)                --
                                                                                    -----------        -----------
         Total distributions to shareholders ............................               (10,483)                --

CAPITAL SHARE TRANSACTIONS:*
     Shares sold ........................................................             1,694,679          1,383,273
     Reinvested distributions ...........................................                10,297                 --
     Shares repurchased .................................................            (1,534,779)          (199,895)
     Redemption fees received ...........................................                     2                 --
                                                                                    -----------        -----------
         Net increase from capital share transactions ...................               170,199          1,183,378
                                                                                    -----------        -----------
         Net increase (decrease) in net assets ..........................              (225,492)         3,424,034
                                                                                    -----------        -----------

NET ASSETS:
     Beginning of year ..................................................             5,913,556          2,489,522
                                                                                    -----------        -----------
     End of year ........................................................           $ 5,688,064        $ 5,913,556
                                                                                    ===========        ===========
     Undistributed net investment income at end of year .................           $        --        $        --
                                                                                    ===========        ===========

*Fund share transactions:
     Shares issued ......................................................               143,670            124,175
     Reinvested distributions ...........................................                   813                 --
     Shares redeemed ....................................................              (130,968)           (17,587)
                                                                                    -----------        -----------
         Net increase in fund shares ....................................                13,515            106,588
                                                                                    ===========        ===========





                                                                                          SMALL CAP FUND

                                                                                       YEAR              YEAR
                                                                                       ENDED             ENDED
                                                                                  MARCH 31, 2005    MARCH 31, 2004
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) .......................................          $  (758,907)      $  (154,438)
     Net realized gains (losses) from investment transactions. ..........            1,502,749           281,911
     Net unrealized appreciation (depreciation) on investments ..........            2,065,927         6,838,470
                                                                                   -----------       -----------
         Net increase (decrease) in net assets
              resulting from operations .................................            2,809,769         6,965,943

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................................                   --                --
     Net realized gain from investment transactions .....................              (67,143)          (70,256)
                                                                                   -----------       -----------
         Total distributions to shareholders ............................              (67,143)          (70,256)

CAPITAL SHARE TRANSACTIONS:*
     Shares sold ........................................................          140,026,983        25,273,275
     Reinvested distributions ...........................................               63,128            69,607
     Shares repurchased .................................................          (28,553,528)       (4,167,365)
     Redemption fees received ...........................................                2,199                --
                                                                                   -----------       -----------
         Net increase from capital share transactions ...................          111,538,782        21,175,517
                                                                                   -----------       -----------
         Net increase (decrease) in net assets ..........................          114,281,408        28,071,204
                                                                                   -----------       -----------

NET ASSETS:
     Beginning of year ..................................................           33,860,090         5,788,886
                                                                                   -----------       -----------
     End of year ........................................................         $148,141,498       $33,860,090
                                                                                   ===========       ===========
     Undistributed net investment income at end of year .................          $        --       $        --
                                                                                   ===========       ===========

*Fund share transactions:
     Shares issued ......................................................            9,279,928         1,921,164
     Reinvested distributions ...........................................                3,851             5,232
     Shares redeemed ....................................................           (1,971,411)         (377,738)
                                                                                   -----------       -----------
         Net increase in fund shares ....................................            7,312,368         1,548,658
                                                                                   ===========       ===========




                                                                                         MID CAP FUND

                                                                                    YEAR               YEAR
                                                                                    ENDED              ENDED
                                                                               MARCH 31, 2005     MARCH 31, 2004
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss) .......................................       $   (64,029)       $   (20,054)
     Net realized gains (losses) from investment transactions. ..........            58,158             71,142
     Net unrealized appreciation (depreciation) on investments ..........           187,381            977,733
                                                                                -----------        -----------
         Net increase (decrease) in net assets
              resulting from operations .................................           181,510          1,028,821

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income ..............................................                --                 --
     Net realized gain from investment transactions .....................           (87,277)                --
                                                                                -----------        -----------
         Total distributions to shareholders ............................           (87,277)                --

CAPITAL SHARE TRANSACTIONS:*
     Shares sold ........................................................         7,678,703          2,397,487
     Reinvested distributions ...........................................            86,245                 --
     Shares repurchased .................................................        (1,341,692)          (256,294)
     Redemption fees received ...........................................                30                 --
                                                                                -----------        -----------
         Net increase from capital share transactions ...................         6,423,286          2,141,193
                                                                                -----------        -----------
         Net increase (decrease) in net assets ..........................         6,517,519          3,170,014
                                                                                -----------        -----------

NET ASSETS:
     Beginning of year ..................................................         4,453,593          1,283,579
                                                                                -----------        -----------
     End of year ........................................................       $10,971,112        $ 4,453,593
                                                                                ===========        ===========
     Undistributed net investment income at end of year .................       $        --        $        --
                                                                                ===========        ===========

*Fund share transactions:
     Shares issued ......................................................           611,657            207,377
     Reinvested distributions ...........................................             6,546                 --
     Shares redeemed ....................................................          (109,555)           (23,331)
                                                                                -----------        -----------
         Net increase in fund shares ....................................           508,648            184,046
                                                                                ===========        ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION:
The AFBA 5Star Fund, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with the following series: AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds". Each Fund offers five classes of shares, Class A, Class B, Class C, Class I and Class R. Shares of all classes of a Fund represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services provided to them.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT VALUATION - Equity securities owned by a Fund are valued using the official closing price or the last sale price on the Exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are not readily available, or the price is not considered representative of market value, any security or other asset is valued at their fair value as determined in good faith by the Company's pricing committee under procedures adopted by the Company's Board of Directors.

B. FEDERAL AND STATE TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

C. OPTIONS - In order to produce incremental earnings and protect gains, the Funds may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written as of March 31, 2005.

D. EXPENSES - The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund or class are charged to that Fund or class, while general Fund expenses are allocated among the Company's respective series based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative share value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

E. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of market discount and amortization of premium on debt securities, is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. During the year ended March 31, 2005, the Balanced, Large Cap, USA Global and Science & Technology Funds received a one-time special dividend on a security held in its portfolio (Microsoft Corp.), of $75,000, $66,600, $144,000 and $10,500, respectively. The dividend which represents 10%, 22%, 21% and 29% of dividend income was reflected in the accompanying financial statements, is not expected to recur.

F. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS - Dividends from the Balanced Fund's net investment income, if any, are declared and paid quarterly. Dividends from the High Yield Fund's net investment income, if any, are declared and paid monthly. Dividends from the Large Cap, USA Global, Science & Technology, Small Cap and Mid Cap Funds' net investment income, if any, are declared and paid semi-annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date. Distributions of net investment income are determined on a class level and realized gains are determined on a Fund level.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

H. INDEMNIFICATION ARRANGEMENTS - In the normal course of business, the Company enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Company in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

3. CAPITAL SHARE TRANSACTIONS:

The Balanced, Large Cap, High Yield, USA Global and Mid Cap Funds are authorized to issue 10,000,000 shares per class with a Par Value of $1.00. The Science & Technology and Small Cap Funds are authorized to issue 5,000,000 shares per class with a Par Value of $1.00.

Effective February 17, 2005 a 2% fee is assessed on redemptions of Fund shares held less than 60 days to deter short-term trading and protect the interest of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of Fund shares. The fees are paid to the Fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.


Transactions in the capital shares of the Funds were as follows:

                                          BALANCED FUND
                     -----------------------------------------------------------
                               YEAR ENDED                    YEAR ENDED
                            MARCH 31, 2005                 MARCH 31, 2004
CLASS I:                SHARES           AMOUNT        SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            77,779      $    937,406       74,084      $   791,490
Shares reinvested       129,169         1,540,552      146,634        1,586,922
Shares redeemed         (43,680)         (526,181)     (28,767)        (314,865)
                     ----------      ------------     --------     ------------
Net increase            163,268      $  1,951,777      191,951     $  2,063,547
                     ==========      ============     ========     ============


                                        BALANCED FUND (CONTINUED)
                     -----------------------------------------------------------

                             YEAR ENDED                    YEAR ENDED
                           MARCH 31, 2005                 MARCH 31, 2004
CLASS A:               SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued           405,067      $  4,957,408      244,002     $  2,707,225
Shares reinvested        10,685           131,932        3,248           37,117
Shares redeemed         (75,257)         (923,175)     (20,006)        (224,600)
                     ----------      ------------     --------     ------------
Net increase            340,495      $  4,166,165      227,244     $  2,519,742
                     ==========      ============     ========     ============

CLASS B:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            36,098      $    436,232       27,012     $    286,990
Shares reinvested           971            11,832          572            6,373
Shares redeemed          (1,392)          (16,548)      (2,635)         (28,479)
                     ----------      ------------     --------     ------------
Net increase             35,677      $    431,516       24,949     $    264,884
                     ==========      ============     ========     ============

CLASS C:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued           346,114      $  4,224,447      190,402     $  2,100,906
Shares reinvested         6,902            84,290        2,359           26,695
Shares redeemed          (3,603)          (43,265)      (3,583)         (40,569)
                     ----------      ------------     --------     ------------
Net increase            349,413      $  4,265,472      189,178     $  2,087,032
                     ==========      ============     ========     ============

CLASS R:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued               248      $      3,049          880     $     10,000
Shares reinvested            26               315            4               40
                     ----------      ------------     --------     ------------
Net increase                274      $      3,364          884     $     10,040
                     ==========      ============     ========     ============


                                          LARGE CAP FUND
                     -----------------------------------------------------------

                             YEAR ENDED                      YEAR ENDED
                           MARCH 31, 2005                  MARCH 31, 2004
CLASS I:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            47,123      $    588,012       69,988     $    826,430
Shares reinvested         1,416            18,761        2,638           28,276
Shares redeemed        (170,105)       (2,072,335)     (41,676)        (493,845)
                     ----------      ------------     --------     ------------
Net increase
 (decrease)            (121,566)     $ (1,465,562)      30,950     $    360,861
                     ==========      ============     ========     ============


CLASS A:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            13,308      $    164,963       22,422     $    266,087
Shares redeemed         (10,666)         (132,292)      (5,451)         (65,657)
                     ----------      ------------     --------     ------------
Net increase              2,642      $     32,671       16,971     $    200,430
                     ==========      ============     ========     ============

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

                                         LARGE CAP FUND (CONTINUED)
                     -----------------------------------------------------------

                               YEAR ENDED                      YEAR ENDED
                             MARCH 31, 2005                 MARCH 31, 2004
CLASS B:               SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued             4,756      $     58,500        4,827     $     54,513
Shares redeemed              --                --       (2,326)         (24,849)
                     ----------      ------------     --------     ------------
Net increase              4,756      $     58,500        2,501     $     29,664
                     ==========      ============     ========     ============

CLASS C:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued             9,755      $    118,620       12,839     $    153,800
Shares redeemed          (6,174)          (74,771)        (950)         (11,235)
                     ----------      ------------     --------     ------------
Net increase              3,581      $     43,849       11,889     $    142,565
                     ==========      ============     ========     ============

CLASS R:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued                81      $      1,000          786     $     10,000
                     ----------      ------------     --------     ------------
Net increase                 81      $      1,000          786     $     10,000
                     ==========      ============     ========     ============

                                          HIGH YIELD FUND
--------------------------------------------------------------------------------

                              YEAR ENDED                   YEAR ENDED
                            MARCH 31, 2005               MARCH 31, 2004
CLASS I:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            46,246      $    429,012       75,679     $    667,763
Shares reinvested        46,824           434,401       53,265          468,820
Shares redeemed         (63,604)         (586,865)     (75,330)        (660,377)
                     ----------      ------------     --------     ------------
Net increase             29,466      $    276,548       53,614     $    476,206
                     ==========      ============     ========     ============

CLASS A:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued         2,555,640      $ 25,016,515    1,346,689     $ 12,668,592
Shares reinvested        63,500           630,494       21,003          198,252
Shares redeemed      (1,303,478)      (12,879,060)    (899,026)      (8,594,389)
                     ----------      ------------     --------     ------------
Net increase          1,315,662      $ 12,767,949      468,666     $  4,272,455
                     ==========      ============     ========     ============

CLASS B:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            64,301      $    627,430      142,997     $  1,305,533
Shares reinvested         3,384            33,138        2,797           26,014
Shares redeemed         (36,891)         (359,488)     (11,495)        (107,193)
                     ----------      ------------     --------     ------------
Net increase             30,794      $    301,080      134,299     $  1,224,354
                     ==========      ============     ========     ============

                                       HIGH YIELD FUND (CONTINUED)
--------------------------------------------------------------------------------

                               YEAR ENDED                    YEAR ENDED
                             MARCH 31, 2005                 MARCH 31, 2004
CLASS C:               SHARES            AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued           194,090      $  1,866,610      548,789     $  4,937,714
Shares reinvested        16,721           161,656       14,680          134,405
Shares redeemed        (117,574)       (1,126,932)    (111,945)      (1,016,794)
                     ----------      ------------     --------     ------------
Net increase             93,237      $    901,334      451,524     $  4,055,325
                     ==========      ============     ========     ============

CLASS R:               SHARES            AMOUNT        SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued                55      $        500        1,103     $     10,000
Shares reinvested            35               318           --               --
Shares redeemed              --                --            4               32
                     ----------      ------------     --------     ------------
Net increase                 90      $         81       81,107     $     10,032
                     ==========      ============     ========     ============

                                         USA GLOBAL FUND
--------------------------------------------------------------------------------

                               YEAR ENDED                    YEAR ENDED
                            MARCH 31, 2005                 MARCH 31, 2004
CLASS I:               SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued            50,165      $    704,089       66,805     $    834,275
Shares reinvested        10,345           149,899           --               --
Shares redeemed        (169,944)       (2,335,572)     (70,593)        (882,488)
                     ----------      ------------     --------     ------------
Net decrease           (109,434)     $ (1,481,584)      (3,788)    $    (48,213)
                     ==========      ============     ========     ============

CLASS A:               SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued            72,103      $    995,468       57,297     $    723,212
Shares reinvested           131             1,879           --               --
Shares redeemed         (20,429)         (284,626)     (27,203)        (322,400)
                     ----------      ------------     --------     ------------
Net increase             51,805      $    712,721       30,094     $    400,812
                     ==========      ============     ========     ============

CLASS B:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued             1,177      $     15,490        2,243     $     31,003
Shares redeemed            (589)           (8,220)          --               --
                     ----------      ------------     --------     ------------
Net increase                588      $      7,270        2,243     $     31,003
                     ==========      ============     ========     ============

--------------------------------------------------------------------------------

                              YEAR ENDED                    YEAR ENDED
                           MARCH 31, 2005                  MARCH 31, 2004
CLASS C:               SHARES          AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued           128,363      $  1,743,806       22,149     $    299,268
Shares redeemed         (22,100)         (299,186)        (903)         (11,788)
                     ----------      ------------     --------     ------------
Net increase            106,263      $  1,444,620       21,246     $    287,480
                     ==========      ============     ========     ============

CLASS R:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued                37      $        500          699     $     10,000
                     ----------      ------------     --------     ------------
Net increase                 37      $        500          699     $     10,000
                     ==========      ============     ========     ============

                                      SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                              YEAR ENDED                    YEAR ENDED
                            MARCH 31, 2005                 MARCH 31, 2004
CLASS I:               SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued            30,438      $    364,891       61,707     $    652,952
Shares reinvested           579             7,374           --               --
Shares redeemed        (112,990)       (1,320,029)     (13,733)        (157,396)
                     ----------      ------------     --------     ------------
Net increase
(decrease)              (81,973)     $   (947,764)      47,974     $    495,556
                     ==========      ============     ========     ============

CLASS A:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            74,959      $    876,906       19,731     $    228,107
Shares reinvested           131             1,658           --               --
Shares redeemed         (14,481)         (176,341)      (3,647)         (40,021)
                     ----------      ------------     --------     ------------
Net increase             60,609      $    702,223       16,084     $    188,086
                     ==========      ============     ========     ============

CLASS B:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued            23,704      $    281,099        6,104     $     64,580
Shares reinvested            49               601           --               --
Shares redeemed             (74)             (834)         (50)            (597)
                     ----------      ------------     --------     ------------
Net increase             23,679      $    280,866        6,054     $     63,983
                     ==========      ============     ========     ============

                      SCIENCE & TECHNOLOGY FUND (CONTINUED)
--------------------------------------------------------------------------------

                              YEAR ENDED                   YEAR ENDED
                            MARCH 31, 2005                MARCH 31, 2004
CLASS C:               SHARES           AMOUNT         SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares issued            14,569      $    171,783       35,820     $    427,634
Shares reinvested            53               647           --               --
Shares redeemed          (3,423)          (37,573)        (157)          (1,881)
                     ----------      ------------     --------     ------------
Net increase             11,199      $    134,857       35,663     $    425,753
                     ==========      ============     ========     ============

CLASS R:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued                --      $         --          813     $     10,000
Shares reinvested             1                17           --               --
                     ----------      ------------     --------     ------------
Net increase                  1      $      17             813     $     10,000
                     ==========      ============     ========     ============

                                          SMALL CAP FUND
--------------------------------------------------------------------------------

                              YEAR ENDED                  YEAR ENDED
                            MARCH 31, 2005                MARCH 31, 2004
CLASS I:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued           152,667      $  2,269,945       97,800     $  1,270,934
Shares reinvested           260             4,312        1,591           21,330
Shares redeemed        (163,378)       (2,362,018)     (49,388)        (609,150)
                     ----------      ------------     --------     ------------
Net increase
(decrease)              (10,451)     $    (87,761)      50,003     $    683,114
                     ==========      ============     ========     ============

CLASS A:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued         8,114,529      $122,809,663    1,462,834     $ 19,550,316
Shares reinvested         2,945            48,444        2,440           32,527
Shares redeemed      (1,727,377)      (24,985,336)    (291,341)      (3,116,235)
                     ----------      ------------     --------     ------------
Net increase          6,390,097      $ 97,872,771    1,173,933      $16,466,608
                     ==========      ============     ========     ============

CLASS B:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued           126,469      $  1,841,755       40,045     $    491,112
Shares reinvested            93             1,494          175            2,291
Shares redeemed          (3,025)          (45,641)     (12,071)        (134,895)
                     ----------      ------------     --------     ------------
Net increase            123,537      $  1,797,608       28,149     $    358,508
                     ==========      ============     ========     ============

CLASS C:               SHARES           AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Shares issued           885,327      $ 13,090,643      319,804     $  3,950,913
Shares reinvested           552             8,871        1,026           13,459
Shares redeemed         (76,695)       (1,143,350)     (24,938)        (307,085)
                     ----------      ------------     --------     ------------
Net increase            809,184      $ 11,956,164      295,892     $  3,657,287
                     ==========      ============     ========     ============

NOTESTO FINANCIAL
STATEMENTS (CONTINUED)

                                      SMALL CAP FUND (CONTINUED)
                       ---------------------------------------------------------
                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2005                MARCH 31, 2004
CLASS R:                 SHARES         AMOUNT         SHARES         AMOUNT
                       ---------------------------------------------------------
Shares issued                  936   $     14,977            681   $     10,000
Shares reinvested                1              7             --             --
Shares redeemed               (936)       (14,984)            --             --
                        ----------   ------------       --------   ------------
Net increase                     1   $         --            681   $     10,000
                        ==========   ============       ========   ============

                                               MID CAP FUND
                       ---------------------------------------------------------
                                 YEAR ENDED                   PERIOD ENDED
                               MARCH 31, 2005                MARCH 31, 2004
CLASS I:                 SHARES         AMOUNT         SHARES         AMOUNT
                       ---------------------------------------------------------
Shares issued               56,669    $   707,399         51,203    $   582,103
Shares reinvested            2,179         28,997           --             --
Shares redeemed            (53,507)      (658,285)        (5,139)       (56,600)
                       -----------    -----------    -----------    -----------
Net increase                 5,341    $    78,111         46,064    $   525,503
                       ===========    ===========    ===========    ===========

CLASS A:                  SHARES         AMOUNT         SHARES         AMOUNT
                       ---------------------------------------------------------
Shares issued              286,525    $ 3,595,070        114,296    $ 1,329,008
Shares reinvested            2,377         31,452           --             --
Shares redeemed            (47,583)      (581,710)       (18,192)      (199,694)
                       -----------    -----------    -----------    -----------
Net increase               241,319    $ 3,044,812         96,104    $ 1,129,314
                       ===========    ===========    ===========    ===========

CLASS B:                    SHARES         AMOUNT         SHARES         AMOUNT
                       ---------------------------------------------------------
Shares issued                3,298    $    41,370          3,061    $    33,315
Shares reinvested               67            871           --             --
                       -----------    -----------    -----------    -----------
Net increase                 3,365    $    42,241          3,061    $    33,315
                       ===========    ===========    ===========    ===========

                                        MID CAP FUND (CONTINUED)
                       ---------------------------------------------------------
                                 YEAR ENDED                   PERIOD ENDED
                               MARCH 31, 2005                MARCH 31, 2004
CLASS C:                 SHARES         AMOUNT         SHARES         AMOUNT
                       ---------------------------------------------------------
Shares issued              265,165    $ 3,334,576         38,004    $   443,061
Shares reinvested            1,914         24,812           --             --
Shares redeemed             (8,465)      (101,667)          --             --
                       -----------    -----------    -----------    -----------
Net increase               258,614    $ 3,257,721         38,004    $   443,061
                       ===========    ===========    ===========    ===========

CLASS R:                  SHARES         AMOUNT         SHARES         AMOUNT
                       ---------------------------------------------------------
Shares reinvested                9    $       113            813    $    10,000
                       -----------    -----------    -----------    -----------
Net increase                     9    $       113            813    $    10,000
                       ===========    ===========    ===========    ===========

4. AGREEMENTS AND OTHER TRANSACTIONS
WITH AFFILIATES:

Management fees are paid to AFBA 5Star Investment Management Company ("AFBA") at the rate of 0.80% per annum of the average daily net asset values of the Fund. AFBA employs at its own expense Kornitzer Capital Management, Inc. ("KCM") to assist in the investment counseling function for the Funds. AFBA pays KCM a fee of one third of one percent (0.33%) for this service. For the year ended March 31, 2005, KCM received $176,752, $70,356, $149,257, $141,541, $30,016, $250,584
and $21,928 for the Balanced, Large Cap, High Yield, USA Global, Science & Technology, Small Cap and Mid Cap Funds, respectively.

During the year ended March 31, 2005, AFBA had contractually agreed to pay, for all classes, certain expenses of the Balanced and High Yield Funds such that the total annual operating expenses of a Fund would not exceed 1.08% (excluding 12b-1 fees) of its average daily net assets. This agreement continues through July 31, 2005 and may terminate thereafter. AFBA had contractually agreed to pay certain expenses of the Large Cap, USA Global, Science & Technology, Small Cap and Mid Cap Funds such that the total annual operating expenses would not exceed 1.28% (excluding 12b-1 fees) of each Fund's average daily net assets. This agreement continues through July 31, 2005 and may terminate thereafter. In order to maintain these expense limitations for the year ended March 31, 2005,

--------------------------------------------------------------------------------


AFBA has reimbursed the Large Cap, Science & Technology and Mid Cap Funds for expenses in the amount of $10,409, $143,244, and $136,171, respectively.

When a Fund's assets grow to a point where fee waivers and/or expense reimbursements are no longer necessary to meet the expense limitation target, AFBA may seek to recoup amounts it waived or expenses that it paid. AFBA will only seek to recoup such amounts if total fund operating expenses plus the amounts recouped do not exceed the expense limitation target. AFBA shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid. The table below indicates the total amount of fees waived and/or expenses borne by AFBA during the last three years ended March 31, 2005 and is therefore currently eligible for recoupment by AFBA assuming that the total fund operating expenses are low enough so that when added to total recoupment amounts they do not exceed the expense limitation target:

     Balanced Fund                  $799,765
     Large Cap Fund                  719,452
     High Yield Fund                 811,847
     USA Global Fund                 743,878
     Science & Technology Fund       534,647
     Small Cap Fund                  527,022
     Mid Cap Fund                    430,490

The table below indicates the amount of advisory fees waived for the year ended March 31, 2005:

     Balanced Fund                  $233,272
     Large Cap Fund                  170,913
     High Yield Fund                 251,232
     USA Global Fund                 155,999
     Science & Technology Fund        47,892
     Small Cap Fund                  145,949
     Mid Cap Fund                     53,251

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of administration fees waived for the year ended March 31, 2005:

     Balanced Fund                   $72,000
     Large Cap Fund                   95,000
     High Yield Fund                  75,832
     USA Global Fund                  72,000
     Science & Technology Fund        95,000
     Small Cap Fund                   63,000
     Mid Cap Fund                     95,000

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of transfer agent fees waived for the year ended March 31, 2005:

     Balanced Fund                   $134,177
     Large Cap Fund                   139,845
     High Yield Fund                  123,589
     USA Global Fund                  137,695
     Science & Technology Fund        172,291
     Small Cap Fund                   116,733
     Mid Cap Fund                     169,631

PFPC Trust Company serves as the custody agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a custodian agreement.

The Funds have adopted a Shareholder Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Plan authorizes payments by the Funds in connection with the distribu-

NOTES TO FINANCIAL

--------------------------------------------------------------------------------


tion and servicing of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.75% of each Fund's average daily net assets for Class A shares, up to 1.00% of each Fund's average daily net assets for Class B and C shares and up to 0.50% of each Fund's average daily net assets for Class R shares.

The table below indicate these expenses by specific classes for the year ended March 31, 2005:

                                    12B-1 FEES
----------------------------------------------------------
FUND                      CLASS B     CLASS C      CLASS R
----------------------------------------------------------
Balanced                   $4,233     $29,889       $37
Large Cap                     777       1,676        34
High Yield                 16,410      63,972        36
USA Global                    362      11,262        33
Science & Technology        1,998       3,532        34
Small Cap                  12,457      78,440        36
Mid Cap                       491      10,981        35


                         SHAREHOLDER SERVICE FEES
----------------------------------------------------------
FUND              CLASS A   CLASS B    CLASS C     CLASS R
----------------------------------------------------------
Balanced         $12,210     $1,411     $9,963     $15
Large Cap            942        259        559      15
High Yield        55,041      5,470     21,324      15
USA Global         2,575        120      3,754      15
Science &
  Technology       1,633        666      1,177      15
Small Cap        150,090      4,152     26,146      15
Mid Cap            6,216        164      3,660      15

5. INVESTMENT TRANSACTIONS:
Investment transactions for the year ended March 31, 2005 (excluding maturities of short-term commercial notes and repurchase agreements) were as follows:

   BALANCED FUND
      Purchases......................$18,382,390
      Proceeds from sales.............12,934,704

   LARGE CAP FUND
      Purchases.......................$5,181,724
      Proceeds from sales..............4,830,969

   HIGH YIELD FUND
      Purchases......................$17,348,806
      Proceeds from sales.............12,860,419

   USA GLOBAL FUND
      Purchases......................$16,279,515
      Proceeds from sales.............14,557,291

   SCIENCE & TECHNOLOGY FUND
      Purchases.......................$2,972,122
      Proceeds from sales..............2,719,236

   SMALL CAP FUND
      Purchases.....................$123,189,231
      Proceeds from sales.............18,755,810

   MID CAP FUND
      Purchases.......................$6,569,365
      Proceeds from sales..............1,288,222

6. FEDERAL INCOME TAX INFORMATION:
No provision for Federal income taxes is required since the Fund has qualified and intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because Federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------


Distributions during the year ended March 31, 2005 were characterized as follows for tax purposes:

                               ORDINARY LONG TERM
FUND                                 INCOME                   CAPITAL GAIN
--------------------------------------------------------------------------------
Balanced                           $1,803,625                $        --
Large Cap                              19,190                         --
High Yield                          1,255,710                    203,126
USA Global                            154,058                         --
Science & Technology                       --                     10,483
Small Cap                                  --                     67,143
Mid Cap                                36,237                     51,040

The tax character of net assets at March 31, 2005 were as follows:

                                                                   UNDISTRIBUTED
                                                                     ORDINARY
                        UNREALIZED              UNREALIZED            INCOME
FUND                   APPRECIATION            DEPRECIATION           (LOSS)
--------------------------------------------------------------------------------
Balanced                $10,570,788           $(1,926,201)           $(45,936)
Large Cap                 3,316,434            (1,557,620)             11,382
High Yield                2,431,105              (946,484)            267,577
USA Global                5,344,035            (4,372,498)              3,036
Science &
  Technology                800,116              (297,876)            118,088
Small Cap                13,509,721            (6,764,114)            294,169
Mid Cap                   1,058,923              (230,786)             12,219

                        UNDISTRIBUTED
                          LONG-TERM
                        CAPITAL GAIN/
                        (CAPITAL LOSS           PAID-IN
FUND                    CARRYFORWARD)           CAPITAL           NET ASSETS
--------------------------------------------------------------------------------
Balanced               $(4,098,565)           $57,005,368        $61,505,454
Large Cap               (1,894,489)            21,159,841         21,035,548
High Yield                 177,395             43,470,892         45,400,485
USA Global              (3,166,024)            44,987,458         42,796,007
Science &
   Technology                   --              5,067,736          5,688,064
Small Cap                  696,685            140,405,037        148,141,498
Mid Cap                    (27,028)            10,157,782         10,971,112


Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended March 31, 2005, the Balanced and Mid Cap Funds had deferred $926,175 and $27,028, respectively in capital losses. For the fiscal year ended March 31, 2005, the Funds had no deferred currency losses.

Further, each Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for Federal income tax purposes. During the year ended March 31, 2005, Large Cap and High Yield Funds utilized $130,146 and $32,511 respectively of prior year capital loss carryforward. For Federal income tax purposes, the Funds had capital loss carryovers at March 31, 2005 as follows:

  DATE OF            BALANCED               LARGE CAP               USA GLOBAL
EXPIRATION             FUND                   FUND                     FUND
------------------------------------------------------------------------------
2009               $   65,097              $       --              $       --
2010                   23,004                 173,911                 664,107
2011                  979,049               1,113,721               2,311,174
2012                1,935,625                 606,857                 156,889
2013                  169,615                      --                  33,854
                    ---------               ---------               ---------
Total              $3,172,390              $1,894,489              $3,166,024
                   ==========              ==========              ==========


For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2005, the Funds recorded the following permanent reclassifications which resulted from net operating losses, with offsetting adjustments made to paid-in-capital. Results of operation and net assets were not affected by these reclassifications:

                                     UNDISTRIBUTED             NET REALIZED
                                    NET INVESTMENT              GAIN (LOSS)
FUND                                 INCOME (LOSS)             ON INVESTMENTS
-----------------------------------------------------------------------------
Science & Technology                 $  47,927                  $ (47,927)
Small Cap                              758,907                   (758,907)
Mid Cap                                 64,029                    (64,029)

NOTES TO FINANCIAL

--------------------------------------------------------------------------------


As of March 31, 2005, the cost of securities for Federal income tax purposes was as follows:

FUND                                            TAX COST
---------------------------------------------------------
Balanced                                    $  52,294,443
Large Cap                                      19,272,170
High Yield                                     43,279,007
USA Global                                     41,828,517
Science & Technology                            5,151,286
Small Cap                                     139,514,651
Mid Cap                                         9,994,497

7. CONCENTRATION OF OWNERSHIP:
At any time, the Funds may have concentrations of shareholders holding a significant percentage of shares outstanding in their respective share classes. Investment activities of these shareholders could have a material impact on the class.

At March 31, 2005, each share class had the following number of shareholders who held in the aggregate the following percentage of outstanding shares:

                                                                        % OF
                                            NUMBER OF                OUTSTANDING
SHARE CLASS                               SHAREHOLDERS                 SHARES
--------------------------------------------------------------------------------
Balanced Fund Class I                           1                         92
Balanced Fund Class B                           1                         26
Balanced Fund Class R                           1                         79
Large Cap Fund Class I                          1                         76
Large Cap Fund Class A                          1                         22
Large Cap Fund Class B                          1                         20
Large Cap Fund Class C                          1                         42
Large Cap Fund Class R                          1                         91
High Yield Fund Class I                         1                         80
High Yield Fund Class A                         1                         39
High Yield Fund Class R                         1                         95
USA Global Fund Class I                         1                         86
USA Global Fund Class B                         3                        100
USA Global Fund Class C                         1                         24
USA Global Fund Class R                         1                         95
Science & Technology Fund Class A               1                         25
Science & Technology Fund Class I               1                         83
Science & Technology Fund Class B               1                         23
Science & Technology Fund Class C               1                         26
Science & Technology Fund Class R               1                        100
Small Cap Fund Class A                          1                         30
Small Cap Fund Class I                          1                         70
Small Cap Fund Class R                          1                        100
Mid Cap Fund Class I                            1                         83
Mid Cap Fund Class B                            2                         60
Mid Cap Fund Class R                            1                        100

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS
BALANCED FUND


                                                                                              CLASS I
-----------------------------------------------------------------------------------------------------------------------------



CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                             YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                         2005       2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................   $11.37     $ 9.14     $11.34     $10.91     $11.49
                                                                         ------     ------     ------     ------     ------
Income from investment operations:
       Net investment income .........................................     0.41       0.45       0.29       0.35       0.34
       Net gain (loss) on securities (both realized and unrealized) ..     0.82       2.23      (2.18)      0.43      (0.45)
                                                                         ------     ------     ------     ------     ------
   Total from investment operations ..................................     1.23       2.68      (1.89)      0.78      (0.11)
                                                                         ------     ------     ------     ------     ------
   Less distributions:
       Dividends from net investment income ..........................    (0.41)     (0.45)     (0.31)     (0.35)     (0.35)
       Distributions from capital gains ..............................       --         --         --         --      (0.12)
                                                                         ------     ------     ------     ------     ------
   Total distributions ...............................................    (0.41)     (0.45)     (0.31)     (0.35)     (0.47)
                                                                         ------     ------     ------     ------     ------
Net asset value, end of period .......................................   $12.19     $11.37     $ 9.14     $11.34     $10.91
                                                                         ======     ======     ======     ======     ======
Total return* ........................................................    10.97%     29.61%    (16.71%)     7.28%     (0.98%)
                                                                         ======     ======     ======     ======     ======


Ratios/Supplemental Data

Net assets, end of period (in millions) ..............................   $   47     $   42     $   32     $   38     $   35
Ratio of expenses to average net assets** ............................     1.08%      1.08%      1.08%      1.08%      1.06%
Ratio of net investment income to average net assets** ...............     3.49%      4.18%      3.06%      3.06%      4.05%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ...................     1.87%      2.22%      2.42%      1.74%      1.10%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers** ............     2.70%      3.04%      1.72%      2.40%      4.01%
Portfolio turnover rate ..............................................       27%        43%        33%        17%        28%
-----------------------------------------------------------------------------------------------------------------------------

  * TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR. ** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
*** SALES OF CLASS A, B, & C SHARES BEGAN SEPTEMBER 24, 2001.
  # SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60


                                                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------
                                                                                                          FOR THE
                                                                           YEAR       YEAR       YEAR     PERIOD
                                                                          ENDED       ENDED     ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                              MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                          2005       2004       2003      2002***
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................    $11.69     $ 9.30     $11.45     $ 9.60
                                                                          ------     ------     ------     ------
Income from investment operations:
       Net investment income .........................................      0.35       0.32       0.25       0.13
       Net gain (loss) on securities (both realized and unrealized) ..      0.89       2.39      (2.14)      1.85
                                                                          ------     ------     ------     ------
   Total from investment operations ..................................      1.24       2.71      (1.89)      1.98
                                                                          ------     ------     ------     ------
   Less distributions:
       Dividends from net investment income ..........................     (0.35)     (0.32)     (0.26)     (0.13)
       Distributions from capital gains ..............................        --         --         --         --
                                                                          ------     ------     ------     ------
   Total distributions ...............................................     (0.35)     (0.32)     (0.26)     (0.13)
                                                                          ------     ------     ------     ------
Net asset value, end of period .......................................    $12.58     $11.69     $ 9.30     $11.45
                                                                          ======     ======     ======     ======
Total return* ........................................................     10.72%     29.32%    (16.49%)    20.60%
                                                                          ======     ======     ======     ======


Ratios/Supplemental Data

Net assets, end of period (in millions) ..............................    $    7     $    3     $ 0.08     $ 0.04
Ratio of expenses to average net assets** ............................      1.33%      1.33%      1.33%      1.33%
Ratio of net investment income to average net assets** ...............      3.15%      3.97%      2.88%      2.88%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ...................      2.25%      2.46%      2.72%      1.87%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers** ............      2.23%      2.84%      1.49%      2.34%
Portfolio turnover rate ..............................................        27%        43%        33%        17%
------------------------------------------------------------------------------------------------------------------




                                                                                          CLASS B
------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR THE
                                                                          YEAR       YEAR       YEAR      PERIOD
                                                                          ENDED      ENDED      ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                             MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                         2005       2004       2003      2002***
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................   $11.56     $ 9.23     $11.41     $ 9.60
                                                                         ------     ------     ------     ------
Income from investment operations:
       Net investment income .........................................     0.27       0.28       0.18       0.13
       Net gain (loss) on securities (both realized and unrealized) ..     0.86       2.33      (2.18)      1.81
                                                                         ------     ------     ------     ------
   Total from investment operations ..................................     1.13       2.61      (2.00)      1.94
                                                                         ------     ------     ------     ------
   Less distributions:
       Dividends from net investment income ..........................    (0.27)     (0.28)     (0.18)     (0.13)
       Distributions from capital gains ..............................       --         --         --         --
                                                                         ------     ------     ------     ------
   Total distributions ...............................................    (0.27)     (0.28)     (0.18)     (0.13)
                                                                         ------     ------     ------     ------
Net asset value, end of period .......................................   $12.42     $11.56     $ 9.23     $11.41
                                                                         ======     ======     ======     ======
Total return* ........................................................     9.83%     28.40%    (17.51%)    20.17%
                                                                         ======     ======     ======     ======


Ratios/Supplemental Data

Net assets, end of period (in millions) ..............................   $ 0.81     $ 0.34     $ 0.04     $ 0.01
Ratio of expenses to average net assets** ............................     2.08%      2.08%      2.08%      2.08%
Ratio of net investment income to average net assets** ...............     2.40%      3.19%      2.28%      2.19%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ...................     2.98%      3.20%      3.49%      3.17%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers** ............     1.50%      2.07%      0.87%      1.10%
Portfolio turnover rate ..............................................       27%        43%        33%        17%
------------------------------------------------------------------------------------------------------------------



                                                                                          CLASS C
-------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR THE
                                                                          YEAR       YEAR       YEAR      PERIOD
                                                                         ENDED       ENDED     ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                             MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                         2005       2004       2003      2002***
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................   $11.57     $ 9.23     $11.41     $ 9.60
                                                                         ------     ------     ------     ------
Income from investment operations:
       Net investment income .........................................     0.27       0.26       0.18       0.13
       Net gain (loss) on securities (both realized and unrealized) ..     0.87       2.34      (2.18)      1.81
                                                                         ------     ------     ------     ------
   Total from investment operations ..................................     1.14       2.60      (2.00)      1.94
                                                                         ------     ------     ------     ------
   Less distributions:
       Dividends from net investment income ..........................    (0.27)     (0.26)     (0.18)     (0.13)
       Distributions from capital gains ..............................       --         --         --         --
                                                                         ------     ------     ------     ------
   Total distributions ...............................................    (0.27)     (0.26)     (0.18)     (0.13)
                                                                         ------     ------     ------     ------
Net asset value, end of period .......................................   $12.44     $11.57     $ 9.23     $11.41
                                                                         ======     ======     ======     ======
Total return* ........................................................     9.89%     28.31%    (17.53%)    20.17%
                                                                         ======     ======     ======     ======


Ratios/Supplemental Data

Net assets, end of period (in millions) ..............................   $    7     $    2     $ 0.05     $ 0.01
Ratio of expenses to average net assets** ............................     2.08%      2.08%      2.08%      2.08%
Ratio of net investment income to average net assets** ...............     2.36%      3.23%      2.22%      2.19%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ...................     3.06%      3.20%      3.47%      3.17%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers** ............     1.38%      2.11%      0.83%      1.10%
Portfolio turnover rate ..............................................       27%        43%        33%        17%
-------------------------------------------------------------------------------------------------------------------



                                                                              CLASS R
-------------------------------------------------------------------------------------------
                                                                                    FOR THE
                                                                           YEAR      PERIOD
                                                                          ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                              MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                          2005      2004#
-------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................    $11.25     $11.36
                                                                          ------     ------
Income from investment operations:
       Net investment income .........................................      0.33       0.05
       Net gain (loss) on securities (both realized and unrealized) ..      0.84      (0.11)
                                                                          ------     ------
   Total from investment operations ..................................      1.17      (0.06)
                                                                          ------     ------
   Less distributions:
       Dividends from net investment income ..........................     (0.34)     (0.05)
       Distributions from capital gains ..............................        --         --
                                                                          ------     ------
   Total distributions ...............................................     (0.34)     (0.05)
                                                                          ------     ------
Net asset value, end of period .......................................    $12.08     $11.25
                                                                          ======     ======
Total return* ........................................................     10.49      (0.57%)
                                                                          ======     ======

Ratios/Supplemental Data

Net assets, end of period (in millions) ..............................    $ 0.01     $  0.01
Ratio of expenses to average net assets** ............................      1.58%      1.58%
Ratio of net investment income to average net assets** ...............      2.96%      3.82%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ...................      2.09%      2.50%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers** ............      2.45%      2.89%
Portfolio turnover rate ..............................................        27%        43%
--------------------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

LARGE CAP FUND


                                                                              CLASS I
--------------------------------------------------------------------------------------------------------



CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                             YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                    2005       2004       2003       2002       2001
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $12.55     $ 8.94     $13.00     $12.76     $14.76
                                                    ------     ------     ------     ------     ------
   Income from investment operations:
       Net investment income (loss)                   0.02     .(0.03)      0.02      (0.03)      0.03
       Net gain (loss) on securities
          (both realized and unrealized)              0.16       3.66      (4.08)      0.27      (1.43)
                                                    ------     ------     ------     ------     ------
   Total from investment operations                   0.18       3.63      (4.06)      0.24      (1.40)
                                                    ------     ------     ------     ------     ------
   Less distributions:
       Dividends from net investment income          (0.01)     (0.02)        --         --      (0.02)
       Distributions from capital gains                 --         --         --         --      (0.31)
       Return of capital                                --         --         --         --      (0.27)
                                                    ------     ------     ------     ------     ------
   Total distributions                               (0.01)     (0.02)        --         --      (0.60)
                                                    ------     ------     ------     ------     ------
Net asset value, end of period                      $12.72     $12.55      $8.94     $13.00     $12.76
                                                    ======     ======     ======     ======     ======
Total return*                                         1.45%     40.60%    (31.23%)     1.88%     (9.97%)
                                                    ======     ======     ======     ======     ======
Ratios/Supplemental Data

Net assets, end of period (in millions)             $   20     $   22     $   15     $   22     $   20
Ratio of expenses to average net assets**             1.28%      1.08%      1.08%      1.08%      1.06%
Ratio of net investment income (loss)
   to average net assets**                            0.16%     (0.08%)     0.18%     (0.21%)     0.14%
Ratio of expenses to average net assets before
   contractual expense reimbursement
   and waivers**                                      3.22%      3.29%      3.63%      2.25%      1.09%
Ratio of net investment income (loss)
   to average net assets before
   contractual expense reimbursement
   and waivers**                                     (1.78%)    (2.29%)    (2.37%)    (1.38%)     0.11%
Portfolio turnover rate                                 24%        45%        13%        11%        29%
--------------------------------------------------------------------------------------------------------


  * TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR. ** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
*** SALES OF CLASS A, B, & C SHARES BEGAN SEPTEMBER 24, 2001.
  # SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                     CLASS A
---------------------------------------------------------------------------------------------
                                                                                     FOR THE
                                                       YEAR     YEAR       YEAR      PERIOD
                                                      ENDED     ENDED      ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK         MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                     2005       2004       2003      2002***
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.50      $8.91     $12.99     $10.53
                                                     ------     ------     ------     -------
   Income from investment operations:
       Net investment income (loss)                   (0.01)     (0.03)        --      (0.02)
       Net gain (loss) on securities
          (both realized and unrealized)               0.15       3.62      (4.08)      2.48
                                                     ------     ------     ------     -------
   Total from investment operations                    0.14       3.59      (4.08)      2.46
                                                     ------     ------     ------     -------
   Less distributions:
       Dividends from net investment income              --         --         --         --
       Distributions from capital gains           .      --         --         --         --
       Return of capital                                 --         --         --         --
                                                     ------     ------     ------     -------
   Total distributions                                   --         --         --         --
                                                     ------     ------     ------     -------
Net asset value, end of period                       $12.64     $12.50      $8.91     $12.99
                                                     ======     ======     ======    =======
Total return*                                          1.12%     40.29%    (31.41%)    23.36%
                                                     ======     ======     ======    =======
Ratios/Supplemental Data

Net assets, end of period (in millions)               $0.41      $0.37      $0.12      $0.07
Ratio of expenses to average net assets**              1.53%      1.33%      1.33%      1.33%
Ratio of net investment income (loss)
   to average net assets**                            (0.07%)    (0.36%)    (0.05%)    (0.49%)
Ratio of expenses to average net assets before
   contractual expense reimbursement
   and waivers**                                       3.59%      3.52%      3.93%      2.97%
Ratio of net investment income (loss)
   to average net assets before
   contractual expense reimbursement
   and waivers**                                      (2.13%)    (2.55%)    (2.65%)    (2.13%)
Portfolio turnover rate                                  24%        45%        13%        11%
-----------------------------------------------------------------------------------------------





                                                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------

                                                                                                          FOR THE
                                                         YEAR            YEAR            YEAR              PERIOD
                                                        ENDED            ENDED           ENDED              ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK           MARCH 31,        MARCH 31,       MARCH 31,          MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                       2005              2004            2003             2002***
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $12.26          $  8.80           $12.93            $10.53
                                                       ------          -------           ------            ------
   Income from investment operations:

       Net investment income (loss)                     (0.09)           (0.05)           (0.08)            (0.06)
       Net gain (loss) on securities
          (both realized and unrealized)                 0.14             3.51            (4.05)             2.46
                                                       ------          -------           ------            ------
   Total from investment operations                      0.05             3.46            (4.13)             2.40
                                                       ------          -------           ------            ------
   Less distributions:

       Dividends from net investment income                --               --               --                --
       Distributions from capital gains                    --               --               --                --
       Return of capital                                   --               --               --                --
                                                       ------          -------           ------            ------
   Total distributions                                     --               --               --                --
                                                       ------          -------           ------            ------
Net asset value, end of period                         $12.31           $12.26          $  8.80            $12.93
                                                       ======           ======          =======            ======

Total return*                                            0.41%           39.32%          (31.94%)           22.79%
                                                       ======           ======          =======            ======
Ratios/Supplemental Data

Net assets, end of period (in millions).               $ 0.12          $  0.06          $  0.02           $  0.02
Ratio of expenses to average net assets**                2.28%            2.08%            2.08%             2.08%
Ratio of net investment income (loss)
   to average net assets**.                             (0.81%)          (1.07%)          (0.82%)           (1.24%)
Ratio of expenses to average net assets before
   contractual expense reimbursement
   and waivers**                                         4.41%            4.29%            4.65%             3.94%
Ratio of net investment income (loss)
   to average net assets before
   contractual expense reimbursement
   and waivers**                                        (2.94%)          (3.28%)          (3.39%)           (3.10%)
Portfolio turnover rate                                    24%              45%              13%               11%
-------------------------------------------------------------------------------------------------------------------------





                                                                          CLASS C
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            FOR THE
                                                      YEAR             YEAR               YEAR               PERIOD
                                                      ENDED            ENDED             ENDED               ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK         MARCH 31,        MARCH 31,          MARCH 31,           MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                     2005             2004               2003               2002***
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.26          $  8.81            $12.93              $10.53
                                                     -----           -------            ------              ------
   Income from investment operations:

       Net investment income (loss)                   (0.10)             --              (0.08)              (0.08)
       Net gain (loss) on securities
          (both realized and unrealized)               0.15             3.45             (4.04)               2.48
                                                     ------          -------            ------              ------
   Total from investment operations                    0.05             3.45             (4.12)               2.40
                                                     ------          -------            ------              ------
   Less distributions:

       Dividends from net investment income              --               --                --                  --
       Distributions from capital gains                  --               --                --                  --
       Return of capital                                 --               --                --                  --
                                                     ------          -------            ------              ------
   Total distributions                                   --               --                --                  --
                                                     ------          -------            ------              ------
Net asset value, end of period                       $12.31           $12.26           $  8.81              $12.93
                                                     ======           ======           =======              ======
Total return*                                          0.41%           39.16%           (31.86%)             22.79%
                                                     ======           ======           =======              ======
Ratios/Supplemental Data

Net assets, end of period (in millions).            $  0.23          $  0.18           $  0.03             $  0.01
Ratio of expenses to average net assets**              2.28%            2.09%             2.08%               2.08%
Ratio of net investment income (loss)
   to average net assets**.                           (0.79%)          (1.11%)           (0.83%)             (1.20%)
Ratio of expenses to average net assets before
   contractual expense reimbursement
   and waivers**                                       4.27%            4.27%             4.66%               3.95%
Ratio of net investment income (loss)
   to average net assets before
   contractual expense reimbursement
   and waivers**                                      (2.78%)          (3.29%)           (3.41%)             (3.07%)
Portfolio turnover rate                                  24%              45%               13%                 11%
------------------------------------------------------------------------------------------------------------------------




                                                                CLASS R
-------------------------------------------------------------------------------------

                                                                          FOR THE
                                                          YEAR            PERIOD
                                                          ENDED            ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              MARCH 31,        MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                          2005            2004#
------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.30            $12.72
                                                         ------            ------
   Income from investment operations:

       Net investment income (loss)                       (0.04)            --
       Net gain (loss) on securities
          (both realized and unrealized)                   0.15             (0.42)
                                                         ------            ------
   Total from investment operations                        0.11             (0.42)
                                                         ------            ------
   Less distributions:

       Dividends from net investment income                  --                --
       Distributions from capital gains                      --                --
       Return of capital                                     --                --
                                                         ------            ------
   Total distributions                                       --                --
                                                         ------            ------
Net asset value, end of period                           $12.41            $12.30
                                                         ======            ======
Total return*                                             (0.90%)           (3.30%)
                                                         ======            ======
Ratios/Supplemental Data

Net assets, end of period (in millions)                 $  0.01           $  0.01
Ratio of expenses to average net assets**                  1.78%             1.61%
Ratio of net investment income (loss)
   to average net assets**                                (0.33%)           (0.28%)
Ratio of expenses to average net assets before
   contractual expense reimbursement
   and waivers**                                           3.88%             3.22%
Ratio of net investment income (loss)
   to average net assets before
   contractual expense reimbursement
   and waivers**                                          (2.43%)           (1.90%)
Portfolio turnover rate                                      24%               45%
---------------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

HIGH YIELD FUND

                                                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------------

CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                         YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                            2005           2004             2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 9.23        $  8.04          $  8.26         $  8.81      $  8.72
                                                            ------        -------          -------         -------      -------
Income from investment operations:

       Net investment income                                 0.29           0.37             0.54            0.76         0.84
       Net gain (loss) on securities
        (both realized unrealized)                          (0.06)          1.20            (0.23)          (0.41)        0.27
                                                            ------        -------          -------         -------      -------
   Total from investment operations                          0.23           1.57             0.31            0.35         1.11
                                                            ------        -------          -------         -------      -------
   Less distributions:

       Dividends from net investment income                  (0.29)         (0.38)           (0.53)          (0.79)       (0.87)
       Distributions from capital gains                      (0.04)           --                --            (0.02)      (0.15)
       Return of capital                                       --             --                --           (0.09)          --
                                                            ------        -------          -------         -------      -------
   Total distributions                                       (0.33)         (0.38)           (0.53)          (0.90)       (1.02)
                                                            ------        -------          -------         -------      -------
Net asset value, end of period                             $  9.13        $  9.23          $  8.04         $  8.26        $8.81
                                                           =======        =======          =======         =======        =====
Total return*                                                 2.54%         19.80%            4.11%           4.18%       13.49%
                                                            ======        =======          =======         =======        =====
Ratios/Supplemental Data

Net assets, end of period (in millions)                    $    12        $    12            $  .10         $     9       $    8
Ratio of expenses to average net assets**                     1.08%          1.08%            1.08%           1.08%        1.06%
Ratio of net investment income to average net assets**        3.18%          4.20%            6.72%           8.82%       10.55%
Ratio of expenses to average net assets
   before contractual expense reimbursement
   and waivers**                                              2.09%          2.82%            4.57%           3.68%        1.19%
Ratio of net investment income to average net
   assets before contractual expense reimbursement
   and waivers**                                              2.17%          2.46%            3.23%           6.22%       10.42%
Portfolio turnover rate                                         47%            44%              36%             34%          36%
---------------------------------------------------------------------------------------------------------------------------------

  * TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR. ** ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
*** SALES OF CLASS A, B, & C SHARES BEGAN SEPTEMBER 24, 2001.
  # SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                                                                 CLASS A
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       FOR THE
                                                               YEAR               YEAR                 YEAR            PERIOD
                                                               ENDED             ENDED                ENDED             ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                  MARCH 31,          MARCH 31,            MARCH 31,         MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                              2005               2004                 2003            2002***
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.86             $  8.57               $8.68           $ 8.55
                                                             -------             -------               -----           ------
Income from investment operations:

       Net investment income                                    0.28                0.37                0.43             0.24
       Net gain (loss) on securities
         (both realized unrealized)                            (0.06)               1.28               (0.11)            0.16
                                                              -------             -------               -----           ------
   Total from investment operations                             0.22                1.65                0.32             0.40
                                                             -------             -------               -----           ------
   Less distributions:

       Dividends from net investment income                    (0.28)              (0.36)              (0.43)           (0.24)
       Distributions from capital gains                        (0.04)                 --                  --            (0.01)
       Return of capital                                          --                  --                  --            (0.02)
                                                             -------             -------               -----           ------
   Total distributions                                         (0.32)              (0.36)              (0.43)           (0.27)
                                                             -------             -------               -----           ------
Net asset value, end of period                               $  9.76             $  9.86               $8.57           $ 8.68
                                                             =======             =======               =====           ======
Total return*                                                   2.27%              19.54%               3.92%           4.64%
                                                             =======             =======               =====           ======
Ratios/Supplemental Data

Net assets, end of period (in millions)                      $    22             $     9              $.   4            $0.11
Ratio of expenses to average net assets**                       1.33%               1.33%               1.33%            1.33%
Ratio of net investment income to average net assets**          2.90%               3.90%               6.10%            8.39%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**              2.32%               3.06%               4.61%            4.71%
Ratio of net investment income to average net
   assets before contractual expense reimbursement
   and waivers**                                                1.91%               2.17%               2.82%            5.01%
Portfolio turnover rate                                           47%                 44%                 36%              34%
-------------------------------------------------------------------------------------------------------------------------------



                                                                                             CLASS B
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         FOR THE
                                                                YEAR                 YEAR                 YEAR           PERIOD
                                                               ENDED                 ENDED                ENDED           ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                  MARCH 31,             MARCH 31,           MARCH 31,       MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                               2005                  2004                2003           2002***
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.71              $  8.44              $  8.54         $  8.55
                                                              -------              -------              -------         -------
Income from investment operations:

       Net investment income                                     0.21                 0.28                 0.36            0.29
       Net gain (loss) on securities
         (both realized unrealized)                             (0.06)                1.27                (0.11)           0.07
                                                              -------              -------              -------         -------
   Total from investment operations                              0.15                 1.55                 0.25            0.36
                                                              -------              -------              -------         -------
   Less distributions:

       Dividends from net investment income                     (0.21)               (0.28)               (0.35)          (0.29)
       Distributions from capital gains                         (0.04)                  --                   --           (0.01)
       Return of capital                                           --                   --                   --           (0.07)
                                                              -------              -------              -------         -------
   Total distributions                                          (0.25)               (0.28)               (0.35)          (0.37)
                                                              -------              -------              -------         -------
Net asset value, end of period                                $  9.61              $  9.71              $  8.44         $  8.54
                                                              =======              =======              =======         =======
Total return*                                                    1.54%               18.61%                3.17%           4.29%
                                                              =======              =======              =======         =======
Ratios/Supplemental Data

Net assets, end of period (in millions)                       $     2              $     2               $ 0.63          $ 0.02
Ratio of expenses to average net assets**                        2.08%                2.08%                2.08%           2.07%
Ratio of net investment income to average net assets**           2.18%                3.10%                5.60%           7.91%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**               3.11%                3.83%                5.47%           5.84%
Ratio of net investment income to average
   net assets before contractual expense
   reimbursement and waivers**                                   1.15%                1.35%                2.21%           4.14%
Portfolio turnover rate                                            47%                  44%                  36%             34%
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                             CLASS C
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       FOR THE
                                                                  YEAR             YEAR                YEAR             PERIOD
                                                                  ENDED            ENDED              ENDED             ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                     MARCH 31,         MARCH 31,          MARCH 31,         MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                 2005              2004               2003            2002***
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.60            $  8.34           $  8.48           $  8.55
                                                               -------            -------           -------           -------
Income from investment operations:

       Net investment income                                      0.21               0.28              0.40              0.35
       Net gain (loss) on securities
         (both realized unrealized)                              (0.07)              1.26             (0.15)             0.01
                                                               -------            -------           -------           -------
   Total from investment operations                               0.14               1.54              0.25              0.36
                                                               -------            -------           -------           -------
   Less distributions:

       Dividends from net investment income                      (0.21)             (0.28)            (0.39)            (0.35)
       Distributions from capital gains                          (0.04)                --                --             (0.01)
       Return of capital                                            --                --                 --             (0.07)
                                                               -------            -------           -------           -------
   Total distributions                                           (0.25)             (0.28)            (0.39)            (0.43)
                                                               -------            -------           -------           -------
Net asset value, end of period                                 $  9.49            $  9.60           $  8.34           $  8.48
                                                               =======            =======           =======           =======
Total return*                                                     1.44%             18.73%             3.11%             0.65%
                                                               =======            =======           =======           =======
Ratios/Supplemental Data

Net assets, end of period (in millions)                        $     9            $     8           $     3           $  0.01
Ratio of expenses to average net assets**                         2.08%              2.08%             2.08%             2.08%
Ratio of net investment income to average net assets**            2.18%              3.14%             5.29%             7.82%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                3.10%              3.82%             5.33%             5.89%
Ratio of net investment income to average net
   assets before contractual expense reimbursement
   and waivers**                                                  1.16%              1.40%             2.04%             4.01%
Portfolio turnover rate                                             47%                44%               36%               34%
---------------------------------------------------------------------------------------------------------------------------------





                                                                                       CLASS R
-----------------------------------------------------------------------------------------------------------

                                                                                                  FOR THE
                                                                              YEAR                PERIOD
                                                                              ENDED                ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                 MARCH 31,            MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2005                 2004#
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  9.09               $  9.06
                                                                             -------               -------
Income from investment operations:

       Net investment income                                                    0.24                  0.04
       Net gain (loss) on securities
         (both realized unrealized)                                            (0.06)                 0.02
                                                                             -------               -------
   Total from investment operations                                             0.18                  0.06
                                                                             -------               -------
   Less distributions:

       Dividends from net investment income                                    (0.24)                (0.03)
       Distributions from capital gains                                        (0.04)                   --
       Return of capital                                                          --                    --
                                                                             -------               -------
   Total distributions                                                         (0.28)                (0.03)
                                                                             -------               -------
Net asset value, end of period                                               $  8.99               $  9.09
                                                                             =======               =======
Total return*                                                                   2.00%                 0.65%
                                                                             =======               =======
Ratios/Supplemental Data

Net assets, end of period (in millions)                                     $   0.01               $  0.01
Ratio of expenses to average net assets**                                       1.58%                 1.58%
Ratio of net investment income to average net assets**                          2.68%                 3.41%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                              2.61%                 3.15%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers**                              1.65%                 1.85%
Portfolio turnover rate                                                           47%                   44%
-----------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

USA GLOBAL FUND


                                                                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------------




CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                       YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                           2005           2004             2003            2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $14.17        $  9.54           $14.23          $13.08         $16.90
                                                           ------        -------           ------          ------         ------
   Income from investment operations:

       Net investment income (loss)                          0.05             --            (0.02)          (0.06)          0.01
       Net gain (loss) on securities
         (both realized and unrealized)                     (0.27)          4.63            (4.67)           1.21          (3.22)
                                                           ------        -------           ------          ------         ------
   Total from investment operations                         (0.22)          4.63            (4.69)           1.15          (3.21)
                                                           ------        -------           ------          ------         ------
   Less distributions:

       Dividends from net investment income                 (0.05)           --                --              --             --
       Distributions from capital gains                       --             --                --              --          (0.55)
       Return of capital                                      --             --                --              --          (0.06)
                                                           ------        -------           ------          ------         ------
   Total distributions                                      (0.05)           --                --              --          (0.61)
                                                           ------        -------           ------          ------         ------
Net asset value, end of period                             $13.90         $14.17          $  9.54          $14.23         $13.08
                                                           ======        =======          =======          ======         ======
Total return*                                               (1.55%)       48.53%           (32.96%           8.79%        (19.34%)
                                                           ======        =======          =======          ======         ======
Ratios/Supplemental Data

Net assets, end of period (in millions)                   $    40        $    42          $    28         $    42        $    38
Ratio of expenses to average net assets**                    1.28%          1.08%            1.08%           1.08%          1.06%
Ratio of net investment income (loss) to
      average net assets**                                   0.37%          0.04%           (0.19%)         (0.44%)        (0.08%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**           2.12%          2.32%            2.49%           1.73%          1.07%
Ratio of net investment income (loss) to average
   net assets contractual expense reimbursement
   and waivers**                                            (0.47%)        (1.20%)          (1.60%)         (1.09%)        (0.09%)
Portfolio turnover rate                                        37%            23%              11%             13%            14%
-----------------------------------------------------------------------------------------------------------------------------------

*    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS A, B, & C SHARES BEGAN SEPTEMBER 24, 2001.
#    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                                                                              CLASS A
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      FOR THE
                                                                    YEAR              YEAR            YEAR            PERIOD
                                                                    ENDED,            ENDED           ENDED            ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                       MARCH 31,          MARCH 31,       MARCH 31,        MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                   2005               2004           2003            2002***
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $14.08          $  9.51          $14.22            $11.07
                                                                    -----            -----           -----             -----
   Income from investment operations:

       Net investment income (loss)                                  0.03            (0.01)          (0.04)            (0.02)
       Net gain (loss) on securities
         (both realized and unrealized)                             (0.28)            4.58           (4.67)             3.17
                                                                    -----            -----           -----             -----
   Total from investment operations                                 (0.25)            4.57           (4.71)             3.15
                                                                    -----            -----           -----             -----
   Less distributions:

       Dividends from net investment income                         (0.03)              --              --                --
       Distributions from capital gains                                --               --              --                --
       Return of capital                                               --               --              --                --
                                                                    -----            -----           -----             -----
   Total distributions                                              (0.03)              --              --                --
                                                                    -----            -----           -----             -----
Net asset value, end of period                                     $13.80           $14.08         $  9.51            $14.22
                                                                   ======           ======         =======            ======
Total return*                                                      (1.81%)           48.05%         (33.12%)           28.46%
                                                                   ======           ======         =======            ======
Ratios/Supplemental Data

Net assets, end of period (in millions)                            $    1          $  0.57         $  0.10           $  0.16
Ratio of expenses to average net assets**                            1.53%            1.34%           1.33%             1.33%
Ratio of net investment income (loss) to
   average net assets**                                              0.22%           (0.12%)         (0.46%)           (0.86%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                   2.48%            2.53%           2.71%             2.29%
Ratio of net investment income (loss) to
   average net assets contractual expense
   reimbursement and waivers**                                      (0.73%)          (1.31%)         (1.84%)           (1.82%)
Portfolio turnover rate                                                37%              23%             11%               13%
----------------------------------------------------------------------------------------------------------------------------------






                                                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                   YEAR         YEAR        YEAR        PERIOD
                                                                  ENDED        ENDED       ENDED        ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                      MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                  2005         2004        2003        2002***
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   13.82   $    9.40   $   14.17   $   11.07
                                                                 ---------   ---------   ---------   ---------
   Income from investment operations:

       Net investment income (loss)                                  (0.07)      (0.04)      (0.13)      (0.10)
       Net gain (loss) on securities
         (both realized and unrealized)                              (0.28)       4.46       (4.64)       3.20
                                                                 ---------   ---------   ---------   ---------
   Total from investment operations                                  (0.35)       4.42       (4.77)       3.10
                                                                 ---------   ---------   ---------   ---------
   Less distributions:

       Dividends from net investment income                             --          --          --          --
       Distributions from capital gains                                 --          --          --          --
       Return of capital                                                --          --          --          --
                                                                 ---------   ---------   ---------   ---------
   Total distributions                                                  --          --          --          --
                                                                 ---------   ---------   ---------   ---------
Net asset value, end of period                                   $   13.47   $   13.82   $    9.40   $   14.17
                                                                 =========   =========   =========   =========
Total return*                                                        (2.53%)     47.02%     (33.66%)     28.00%
                                                                 =========   =========   =========   =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                          $    0.05   $    0.05   $    0.01   $    0.01 $
Ratio of expenses to average net assets**                             2.28%       2.09%       2.08%       2.08%
Ratio of net investment income (loss) to average net assets**        (0.57%)     (0.88%)     (1.19%)     (1.46%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                    3.17%       3.32%       3.50%       3.12%
Ratio of net investment income (loss) to average net assets
   contractual expense reimbursement and waivers**                   (1.46%)     (2.12%)     (2.61%)     (2.50%)
Portfolio turnover rate                                                 37%         23%         11%         13%
-----------------------------------------------------------------------------------------------------------------


                                                                                     CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                                                       FOR THE
                                                                     YEAR       YEAR        YEAR        PERIOD
                                                                    ENDED      ENDED       ENDED        ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                        MARCH 31,  MARCH 31,   MARCH 31,    MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                    2005       2004        2003       2002***
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   13.82   $    9.40   $   14.16   $   11.07
                                                                ---------   ---------   ---------   ---------
   Income from investment operations:

       Net investment income (loss)                                 (0.01)      (0.05)      (0.10)      (0.09)
       Net gain (loss) on securities
         (both realized and unrealized)                             (0.34)       4.47       (4.66)       3.18
                                                                ---------   ---------   ---------   ---------
   Total from investment operations                                 (0.35)       4.42       (4.76)       3.09
                                                                ---------   ---------   ---------   ---------
   Less distributions:

       Dividends from net investment income                            --          --          --          --
       Distributions from capital gains                                --          --          --          --
       Return of capital                                               --          --          --          --
                                                                ---------   ---------   ---------   ---------
   Total distributions                                                 --          --          --          --
                                                                ---------   ---------   ---------   ---------
Net asset value, end of period                                  $   13.47   $   13.82   $    9.40   $   14.16
                                                                =========   =========   =========   =========
Total return*                                                       (2.53%)     47.02%     (33.62%)     27.91%
                                                                =========   =========   =========   =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                         $       2   $    0.43   $    0.09   $    0.01
Ratio of expenses to average net assets**                            2.28%       2.09%       2.08%       2.08%
Ratio of net investment income (loss) to
   average net assets**                                             (0.50%)     (0.90%)     (1.15%)     (1.46%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                   3.23%       3.31%       3.56%       3.13%
Ratio of net investment income (loss) to average net assets
   contractual expense reimbursement and waivers**                  (1.45%)     (2.12%)     (2.63%)     (2.51%)
Portfolio turnover rate                                                37%         23%         11%         13%
----------------------------------------------------------------------------------------------------------------


                                                                         CLASS R
----------------------------------------------------------------------------------------
                                                                               FOR THE
                                                                     YEAR       PERIOD
                                                                    ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                        MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                    2005       2004#
----------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   13.93   $   14.30
                                                                ---------   ---------
   Income from investment operations:

       Net investment income (loss)                                 (0.02)      (0.37)
       Net gain (loss) on securities
         (both realized and unrealized)                             (0.27)         --
                                                                ---------   ---------
   Total from investment operations                                 (0.29)      (0.37)
                                                                ---------   ---------
   Less distributions:

       Dividends from net investment income                            --          --
       Distributions from capital gains                                --          --
       Return of capital                                               --          --
                                                                ---------   ---------
   Total distributions                                                 --          --
                                                                ---------   ---------
Net asset value, end of period                                  $   13.64   $   13.93
                                                                =========   =========
Total return*                                                       (2.08%)     (2.59%)
                                                                =========   =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                         $    0.01   $    0.01
Ratio of expenses to average net assets**                            1.78%       1.61%
Ratio of net investment income (loss) to average net assets**       (0.12%)     (0.27%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                   2.65%       2.51%
Ratio of net investment income (loss) to average net assets
   contractual expense reimbursement and waivers**                  (0.99%)     (1.17%)
Portfolio turnover rate                                                37%         23%
----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SCIENCE & TECHNOLOGY FUND


                                                                                         CLASS I
------------------------------------------------------------------------------------------------------------------------

                                                                                                           FORTHE
                                                                          YEAR       YEAR        YEAR      PERIOD
                                                                         ENDED       ENDED       ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                             MARCH 31,   MARCH 31,   MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                         2005       2004        2003      2002***
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   12.49   $    6.76   $   11.38   $    10.00
                                                                       ---------   ---------   ---------   ----------
   Income from investment operations:

       Net investment loss                                                 (0.09)      (0.08)      (0.04)       (0.03)
       Net gain (loss) on securities
          (both realized and unrealized)                                   (0.65)       5.81       (4.58)        1.41
                                                                       ---------   ---------   ---------   ----------
   Total from investment operations                                        (0.74)       5.73       (4.62)        1.38
                                                                       ---------   ---------   ---------   ----------
   Less distributions:

       Distributions from capital gains                                    (0.02)         --          --           --
                                                                       ---------   ---------   ---------   ----------
   Total distributions                                                     (0.02)         --          --           --
                                                                       ---------   ---------   ---------   ----------
Net asset value, end of period                                         $   11.73   $   12.49   $    6.76   $    11.38
                                                                       =========   =========   =========   ==========
Total return*                                                              (5.93%)     84.76%     (40.60%)      13.80%
                                                                       =========   =========   =========   ==========
Ratios/Supplemental Data

Net assets, end of period (in millions)                                $       4   $       5    $      2   $        4
Ratio of expenses to average net assets**                                   1.28%       1.23%       1.08%        1.08%
Ratio of net investment loss to average net assets**                       (0.65%)     (0.78%)     (0.60%)      (0.70%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                          8.38%      10.53%      14.87%        6.37%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**                         (7.75%)    (10.08%)    (14.39%)      (5.99%)
Portfolio turnover rate                                                       48%         44%         19%           5%
------------------------------------------------------------------------------------------------------------------------


                                                                                         CLASS A
---------------------------------------------------------------------------------------------------------------------

                                                                                                           FORTHE
                                                                       YEAR         YEAR         YEAR      PERIOD
                                                                       ENDED        ENDED        ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                           MARCH 31,    MARCH 31,    MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                      2005          2004        2003      2002***
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   12.42   $    6.74   $   11.37   $   10.00
                                                                      ---------   ---------   ---------   ---------
   Income from investment operations:

       Net investment loss                                                (0.07)      (0.05)      (0.05)      (0.03)
       Net gain (loss) on securities
          (both realized and unrealized)                                  (0.69)       5.73       (4.58)       1.40
                                                                      ---------   ---------   ---------   ---------
   Total from investment operations                                       (0.76)       5.68       (4.63)       1.37
                                                                      ---------   ---------   ---------   ---------
   Less distributions:

       Distributions from capital gains                                   (0.02)         --          --          --
                                                                      ---------   ---------   ---------   ---------
   Total distributions                                                    (0.02)         --          --          --
                                                                      ---------   ---------   ---------   ---------
Net asset value, end of period                                        $   11.64   $   12.42   $    6.74   $   11.37
                                                                      =========   =========   =========   =========
Total return*                                                             (6.13%)     84.27%     (40.72%)     13.70%
                                                                      =========   =========   =========   =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                               $    0.95   $    0.26   $    0.03   $    0.02
Ratio of expenses to average net assets**                                  1.53%       1.50%       1.33%       1.33%
Ratio of net investment loss to average net assets**                      (0.86%)     (1.00%)     (0.84%)     (0.96%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**                        11.70%      10.45%      15.72%       7.26%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**                       (11.03%)     (9.96%)    (15.23%)     (6.89%)
Portfolio turnover rate                                                      48%         44%         19%          5%
-----------------------------------------------------------------------------------------------------------------------



                                                                            CLASS B
-------------------------------------------------------------------------------------------------------
                                                                                             FOR THE
                                                           YEAR        YEAR        YEAR       PERIOD
                                                          ENDED       ENDED       ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                          2005        2004        2003       2002***
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.19   $    6.67   $   11.33   $   10.00
                                                       ---------   ---------   ---------   ---------
   Income from investment operations:

       Net investment loss                                 (0.14)      (0.10)      (0.10)      (0.09)
       Net gain (loss) on securities
           (both realized and unrealized)                  (0.69)       5.62       (4.56)       1.42
                                                       ---------   ---------   ---------   ---------
   Total from investment operations                        (0.83)       5.52       (4.66)       1.33
                                                       ---------   ---------   ---------   ---------
   Less distributions:

       Distributions from capital gains                    (0.02)         --          --          --
                                                       ---------   ---------   ---------   ---------
   Total distributions                                     (0.02)         --          --          --
                                                       ---------   ---------   ---------   ---------
Net asset value, end of period                         $   11.34   $   12.19   $    6.67   $   11.33
                                                       =========   =========   =========   =========
Total return*                                              (6.82%)     82.76%     (41.13%)     13.30%
                                                       =========   =========   =========   =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $    0.35   $    0.09   $    0.01   $    0.01
Ratio of expenses to average net assets**                   2.28%       2.26%       2.08%       2.08%
Ratio of net investment loss to average net assets**       (1.63%)     (1.77%)     (1.60%)     (1.71%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**         11.76%      11.17%      15.89%       9.49%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**        (11.11%)    (10.68%)    (15.41%)     (9.12%)
Portfolio turnover rate                                       48%         44%         19%          5%
-------------------------------------------------------------------------------------------------------


                                                                     CLASS C
-------------------------------------------------------------------------------------------------------
                                                                                             FOR THE
                                                          YEAR        YEAR         YEAR       PERIOD
                                                         ENDED       ENDED        ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                         2005        2004         2003       2002***
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.19   $    6.67   $   11.33   $   10.00
                                                       ---------   ---------   ---------   ---------
   Income from investment operations:

       Net investment loss                                 (0.16)      (0.04)      (0.12)      (0.09)
       Net gain (loss) on securities
           (both realized and unrealized)                  (0.67)       5.56       (4.54)       1.42
                                                       ---------   ---------   ---------   ---------
   Total from investment operations                        (0.83)       5.52       (4.66)       1.33
                                                       ---------   ---------   ---------   ---------
   Less distributions:

       Distributions from capital gains                    (0.02)         --          --          --
                                                       ---------   ---------   ---------   ---------
   Total distributions                                     (0.02)         --          --          --
                                                       ---------   ---------   ---------   ---------
Net asset value, end of period                         $   11.34   $   12.19   $    6.67   $   11.33
                                                       =========   =========   =========   =========
Total return*                                              (6.82%)     82.76%     (41.13%)     13.30%
                                                       =========   =========   =========   =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $    0.54   $    0.45   $    0.01   $    0.01
Ratio of expenses to average net assets**                   2.28%       2.27%       2.08%       2.08%
Ratio of net investment loss to average net assets**       (1.65%)     (1.69%)     (1.61%)     (1.71%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**         10.91%      10.83%      15.75%       9.49%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**        (10.28%)    (10.25%)    (15.28%)     (9.12%)
Portfolio turnover rate                                       48%         44%         19%          5%
-------------------------------------------------------------------------------------------------------



                                                               CLASS R
-----------------------------------------------------------------------------
                                                                     FOR THE
                                                           YEAR       PERIOD
                                                          ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                          2005        2004#
-------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.39    $   12.30
                                                       ---------    ---------
   Income from investment operations:

       Net investment loss                                 (0.14)       (0.02)
       Net gain (loss) on securities
           (both realized and unrealized)                  (0.65)        0.11
                                                       ---------    ---------
   Total from investment operations                        (0.79)        0.09
                                                       ---------    ---------
   Less distributions:

       Distributions from capital gains                    (0.02)          --
                                                       ---------    ---------
   Total distributions                                     (0.02)          --
                                                       ---------    ---------
Net asset value, end of period                         $   11.58    $   12.39
                                                       =========    =========
Total return*                                              (6.39%)       0.73%
                                                       =========    =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $    0.01    $    0.01
Ratio of expenses to average net assets**                   1.78%        1.78%
Ratio of net investment loss to average net assets**       (1.14%)      (1.12%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**          9.56%        6.74%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**         (8.92%)      (6.08%)
Portfolio turnover rate                                       48%          44%
-------------------------------------------------------------------------------

*    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS A,B,C & I SHARES BEGAN OCTOBER 12, 2001.
#    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68 & 69

FINANCIAL HIGHLIGHTS

SMALL CAP FUND


                                                                          CLASS I
-----------------------------------------------------------------------------------------------------
                                                                                           FOR THE
                                                           YEAR      YEAR       YEAR       PERIOD
                                                           ENDED     ENDED      ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                          2005       2004       2003       2002***
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   15.18  $    8.29  $    12.62  $    10.00
                                                       ---------  ---------  ----------  ----------
   Income from investment operations:

       Net investment loss                                 (0.09)     (0.09)      (0.02)      (0.03)
       Net gain (loss) on securities
          (both realized and unrealized)                    0.60       7.03       (4.31)       2.65
                                                       ---------  ---------  ----------  ----------
   Total from investment operations                         0.51       6.94       (4.33)       2.62
                                                       ---------  ---------  ----------  ----------
Less distributions:

       Dividends from net investment income                   --         --          --          --
       Distributions from capital gains                    (0.01)     (0.05)         --          --
                                                       ---------  ---------  ----------  ----------
   Total distributions                                     (0.01)     (0.05)         --          --
                                                       ---------  ---------  ----------  ----------
Net asset value, end of period                         $   15.68  $   15.18  $     8.29  $    12.62
                                                       =========  =========  ==========  ==========
Total return*                                               3.36%     83.80%     (34.31%)     26.20%
                                                       =========  =========  ==========  ==========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $       7  $       7  $        3  $        4
Ratio of expenses to average net assets**                   1.28%      1.23%       1.08%       1.08%
Ratio of net investment loss to average net assets**       (0.55%)    (0.80%)     (0.59%)     (0.60%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**          1.61%      4.31%       7.28%       6.06%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**         (0.88%)    (3.88%)     (6.79%)     (5.58%)
Portfolio turnover rate                                       26%        23%         26%          0%
-----------------------------------------------------------------------------------------------------


                                                                        CLASS A
----------------------------------------------------------------------------------------------------
                                                                                          FOR THE
                                                         YEAR       YEAR       YEAR       PERIOD
                                                         ENDED      ENDED      ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                         2005       2004      2003       2002***
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   15.08  $    8.26  $    12.60  $   10.00
                                                      ---------  ---------  ----------  ---------
   Income from investment operations:

       Net investment loss                                (0.07)     (0.05)      (0.08)     (0.02)
       Net gain (loss) on securities
          (both realized and unrealized)                   0.54       6.92       (4.26)      2.62
                                                      ---------  ---------  ----------  ---------
   Total from investment operations                        0.47       6.87       (4.34)      2.60
                                                      ---------  ---------  ----------  ---------
Less distributions:

       Dividends from net investment income                  --      (0.05)         --         --
       Distributions from capital gains                   (0.01)        --          --         --
                                                      ---------  ---------  ----------  ---------
   Total distributions                                    (0.01)     (0.05)         --         --
                                                      ---------  ---------  ----------  ---------
Net asset value, end of period                        $   15.54  $   15.08  $     8.26  $   12.60
                                                      =========  =========  ==========  =========
Total return*                                              3.11%     83.26%     (34.44%)    26.00%
                                                      =========  =========  ==========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)               $    1.21  $      21  $        2  $    0.24
Ratio of expenses to average net assets**                  1.53%      1.51%       1.33%      1.33%
Ratio of net investment loss to average net assets**      (0.87%)    (1.07%)     (0.83%)    (0.93%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**         1.96%      4.24%       7.75%      6.85%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**        (1.30%)    (3.80%)     (7.25%)    (6.45%)
Portfolio turnover rate                                      26%        23%         26%         0%
----------------------------------------------------------------------------------------------------





                                                                             CLASS B
------------------------------------------------------------------------------------------------------
                                                                                              FOR THE
                                                             YEAR       YEAR       YEAR       PERIOD
                                                             ENDED      ENDED      ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                MARCH 31,  MARCH 31,  MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                            2005       2004       2003       2002***
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   14.82  $    8.17  $   12.56  $   10.00
                                                          ---------  ---------  ---------  ---------
   Income from investment operations:

       Net investment loss                                    (0.15)     (0.15)     (0.12)     (0.03)
       Net gain (loss) on securities
           (both realized and unrealized)                      0.49       6.85      (4.27)      2.59
                                                          ---------  ---------  ---------  ---------
   Total from investment operations                            0.34       6.70      (4.39)      2.56
                                                          ---------  ---------  ---------  ---------
Less distributions:

       Dividends from net investment income                      --      (0.05)        --         --
       Distributions from capital gains                       (0.01)        --         --         --
                                                          ---------  ---------  ---------  ---------
   Total distributions                                        (0.01)     (0.05)        --         --
                                                          ---------  ---------  ---------  ---------
Net asset value, end of period                            $   15.15  $   14.82  $    8.17  $   12.56
                                                          =========  =========  =========  =========
Total return*                                                  2.29%     82.09%    (34.95%)    25.60%
                                                          =========  =========  =========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                   $       3   $   0.74  $    0.18  $    0.05
Ratio of expenses to average net assets**                      2.28%      2.25%      2.08%      2.08%
Ratio of net investment loss to average net assets**          (1.62%)    (1.81%)    (1.58%)    (1.60%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**             2.65%      5.11%      8.44%      9.19%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**            (1.99%)    (4.67%)    (7.94%)    (8.71%)
Portfolio turnover rate                                          26%        23%        26%         0%
------------------------------------------------------------------------------------------------------


                                                                           CLASS C
-----------------------------------------------------------------------------------------------------
                                                                                           FOR THE
                                                            YEAR       YEAR      YEAR      PERIOD
                                                            ENDED      ENDED     ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                MARCH 31,  MARCH 31, MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                           2005       2004      2003      2002***
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $   14.82  $    8.17  $   12.56  $   10.00
                                                         ---------  ---------  ---------  ---------
   Income from investment operations:

       Net investment loss                                   (0.15)     (0.13)     (0.12)     (0.01)
       Net gain (loss) on securities
           (both realized and unrealized)                     0.49       6.83      (4.27)      2.57
                                                         ---------  ---------  ---------  ---------
   Total from investment operations                           0.34       6.70      (4.39)      2.56
                                                         ---------  ---------  ---------  ---------
Less distributions:

       Dividends from net investment income                     --      (0.05)        --         --
       Distributions from capital gains                      (0.01)        --         --         --
                                                         ---------  ---------  ---------  ---------
   Total distributions                                       (0.01)     (0.05)        --         --
                                                         ---------  ---------  ---------  ---------
Net asset value, end of period                           $   15.15  $   14.82  $    8.17  $   12.56
                                                         =========  =========  =========  =========
Total return*                                                 2.29%     82.09%    (34.95%)    25.60%
                                                         =========  =========  =========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                  $      17  $       5  $    0.32  $    0.16
Ratio of expenses to average net assets**                     2.28%      2.26%      2.08%      2.08%
Ratio of net investment loss to average net assets**         (1.62%)    (1.83%)    (1.58%)    (1.70%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**            2.67%      4.95%      8.35%      9.62%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**           (2.01%)    (4.52%)    (7.85%)    (9.24%)
Portfolio turnover rate                                         26%        23%        26%         0%
-----------------------------------------------------------------------------------------------------



                                                                 CLASS R
--------------------------------------------------------------------------------
                                                                      FOR THE
                                                            YEAR      PERIOD
                                                            ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                           2005       2004#
--------------------------------------------------------------------------------
Net asset value, beginning of period                      $   15.06  $   14.68
                                                          ---------  ---------
   Income from investment operations:

       Net investment loss                                    (0.16)     (0.02)
       Net gain (loss) on securities
           (both realized and unrealized)                      0.59       0.40
                                                          ---------  ---------
   Total from investment operations                            0.43       0.38
                                                          ---------  ---------
Less distributions:

       Dividends from net investment income                      --         --
       Distributions from capital gains                       (0.01)        --
                                                          ---------  ---------
   Total distributions                                        (0.01)        --
                                                          ---------  ---------
Net asset value, end of period                            $   15.48  $   15.06
                                                          =========  =========
Total return*                                                  2.85%      2.59%
                                                          =========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                   $    0.01  $    0.01
Ratio of expenses to average net assets**                      1.78%      1.78%
Ratio of net investment loss to average net assets**          (1.06%)    (1.40%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**             2.10%      3.13%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**            (1.38%)    (2.75%)
Portfolio turnover rate                                          26%        23%
--------------------------------------------------------------------------------



*    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS A,B,C & I SHARES BEGAN OCTOBER 15, 2001.
#    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70 & 71

FINANCIAL HIGHLIGHTS

MID CAP FUND


                                                                     CLASS I                           CLASS A
-------------------------------------------------------------------------------------------------------------------------
                                                                                FOR THE                         FOR THE
                                                          YEAR        YEAR      PERIOD      YEAR      YEAR      PERIOD
                                                         ENDED        ENDED      ENDED      ENDED     ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31, MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                         2005        2004      2003***     2005      2004      2003***
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.80  $    7.77  $   10.00  $   12.74  $    7.75  $   10.00
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Income from investment operations:

       Net investment loss                                 (0.09)     (0.07)     (0.04)     (0.06)     (0.04)     (0.03)
       Net gain (loss) on securities
          (both realized and unrealized)                    0.39       5.10      (2.19)      0.33       5.03      (2.22)
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Total from investment operations                         0.30       5.03      (2.23)      0.27       4.99      (2.25)
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Less distributions:

       Distributions from capital gains                    (0.14)        --         --      (0.14)        --         --
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Total distributions                                     (0.14)        --         --      (0.14)        --         --
                                                       ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period                         $   12.96  $   12.80  $    7.77  $   12.87  $   12.74  $    7.75
                                                       =========  =========  =========  =========  =========  =========
Total return*                                               2.31%     64.74%    (22.30%)     2.08%     64.39%    (22.50%)
                                                       =========  =========  =========  =========  =========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $       3  $       3  $       1  $       4  $       1  $    0.08
Ratio of expenses to average net assets**                   1.28%      1.23%      1.08%      1.53%      1.51%      1.33%
Ratio of net investment loss to average net assets**       (0.66%)    (0.74%)    (0.56%)    (0.88%)    (1.02%)    (0.83%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**          6.66%     17.78%     27.90%      8.69%     16.36%     29.57%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**         (6.04%)   (17.29%)   (27.38%)    (8.04%)   (15.87%)   (29.07%)
Portfolio turnover rate                                       18%        22%        11%        18%        22%        11%
-------------------------------------------------------------------------------------------------------------------------



                                                                   CLASS B                          CLASS C
-------------------------------------------------------------------------------------------------------------------------

                                                                               FOR THE                         FOR THE
                                                          YEAR       YEAR       PERIOD     YEAR       YEAR      PERIOD
                                                         ENDED      ENDED       ENDED     ENDED      ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                         2005       2004      2003***    2005       2004      2003***
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.55  $    7.69  $   10.00  $   12.55  $    7.69  $   10.00
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Income from investment operations:

       Net investment loss                                 (0.15)     (0.11)     (0.12)     (0.08)     (0.05)     (0.09)
       Net gain (loss) on securities
          (both realized and unrealized)                    0.32       4.97      (2.19)      0.25       4.91      (2.22)
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Total from investment operations                         0.17       4.86      (2.31)      0.17       4.86      (2.31)
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Less distributions:

       Distributions from capital gains                    (0.14)        --         --      (0.14)        --         --
                                                       ---------  ---------  ---------  ---------  ---------  ---------
   Total distributions                                     (0.14)        --         --      (0.14)        --         --
                                                       ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period                         $   12.58  $   12.55  $    7.69  $   12.58  $   12.55  $    7.69
                                                       =========  =========  =========  =========  =========  =========
Total return*                                               1.31%     63.20%    (23.10%)     1.31%     63.20%    (23.10%)
                                                       =========  =========  =========  =========  =========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $    0.09  $    0.05  $    0.01  $    4     $    0.51  $    0.02
Ratio of expenses to average net assets**                   2.28%      2.26%      2.08%      2.28%      2.27%      2.08%
Ratio of net investment loss to average net assets**       (1.65%)    (1.77%)    (1.56%)    (1.62%)    (1.77%)    (1.56%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**          8.61%     17.78%     28.71%     11.14%     16.60%     29.53%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**         (7.98%)   (17.29%)   (28.19%)   (10.48%)   (16.10%)   (29.01%)
Portfolio turnover rate                                       18%        22%        11%        18%        22%        11%
-------------------------------------------------------------------------------------------------------------------------

                                                                CLASS R
-------------------------------------------------------------------------------

                                                                    FOR THE
                                                          YEAR       PERIOD
                                                         ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                        2005        2004#
-------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.72  $   12.30
                                                       ---------  ---------
   Income from investment operations:

       Net investment loss                                 (0.14)     (0.02)
       Net gain (loss) on securities
          (both realized and unrealized)                    0.37       0.44
                                                       ---------  ---------
   Total from investment operations                         0.23       0.42
                                                       ---------  ---------
   Less distributions:

       Distributions from capital gains                    (0.14)        --
                                                       ---------  ---------
   Total distributions                                     (0.14)        --
                                                       ---------  ---------
Net asset value, end of period                         $   12.81  $   12.72
                                                       =========  =========
Total return*                                         )     1.77%      3.42%
                                                       =========  =========
Ratios/Supplemental Data

Net assets, end of period (in millions)                $    0.01  $    0.01
Ratio of expenses to average net assets**                   1.78%      1.78%
Ratio of net investment loss to average net assets**  )    (1.15%)    (1.25%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**          7.26%      8.07%
Ratio of net investment loss to average net assets
   contractual expense reimbursement and waivers**    )    (6.63%)    (7.54%)
Portfolio turnover rate                                       18%        22%
------------------------------------------------------------------------------


*    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS A,B,C & I SHARES BEGAN MAY 1, 2002.
#    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72 &73

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Directors of AFBA 5Star Fund, Inc. and Shareholders of the AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star High Yield Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Mid Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star High Yield Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Mid Cap Fund (the funds comprising AFBA 5Star Fund, Inc., hereafter referred to as the "Fund") at March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/Signature

PricewaterhouseCoopers LLP
Baltimore, Maryland

May 11, 2005

AFBA 5STAR

ADDITIONAL INFORMATION FOR SHAREHOLDERS


--------------------------------------------------------------------------------


PROXY VOTING POLICY AND VOTING RECORD

A description of the Funds proxy voting policies and procedures is available without charge by request by calling 1-800-243-9865 or on the SEC website www.sec.gov.

In addition, each Funds' complete proxy voting record for the twelve month period ended June 30, 2004 is available without charge by request by calling 1-800-243-9865 or on the SEC website www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holding with the SEC on Form N-CSR (second and fourth quarter) and on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q and Form N-CSR are available, without charge, upon request, by calling toll free 1-800-243-9865.

QUALIFIED DIVIDEND INCOME (UNAUDITED):

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2005 are designed as "qualified dividend income", as defined in the Act, and are subject to reduced tax rates in 2005:

                  QUALIFIED DIVIDEND
FUND                  PERCENTAGE

------------------------------------

Balanced                   42%
Large Cap                 100%
High Yield                 10%
USA Global                100%
Mid Cap                    71%


DIVIDENDS RECEIVED DEDUCTION (UNAUDITED)

The percentage of dividends from net investment income declared in the fiscal year ended March 31, 2005 which qualify for the corporate dividends received deduction is as follows:

                  DIVIDEND RECEIVABLE
FUND                   DEDUCTION
-------------------------------------
Balanced                   42%
Large Cap                 100%
High Yield                 10%
USA Global                100%
Mid Cap                    71%

MANAGEMENT OF AFBA 5STAR FUND, INC.


DIRECTORS AND OFFICERS. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board of Directors of the Company. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                           POSITION(S)                                                       FUND COMPLEX  OTHER TRUSTEESHIPS/
                           HELD WITH THE    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)  OVERSEEN BY   DIRECTORSHIPS
NAME, BIRTHDATE            COMPANY          LENGTH OF TIME SERVED   DURING PAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR

DISINTERESTED DIRECTORS

GENERAL MONROE W. HATCH,   Director         Director since January  Consultant to Industry       7         Trustee, ANSER
JR., USAF (RET.)                            1997. Shall serve as    on National Security.                  Corporation
(11/20/33)                                  Director until his                                             (non-profit
                                            resignation, or until                                          research institute);
                                            terminated or until                                            Trustee, College of
                                            his successor is                                               Aeronautics.
                                            elected and qualified.
----------------------------------------------------------------------------------------------------------------------------------
GENERAL LOUIS C. WAGNER,   Director         Director since January  Private Defense              7         President, Army
JR., USA (RET.)                             1997. Shall serve as    Consultant.                            Retirement Resident
(01/24/32)                                  Director until his                                             Foundation-Potomac;
                                            resignation, or until                                          President, Armed
                                            terminated or until                                            Forces Retirement
                                            his successor is                                               Residence Corporation.
                                            elected and qualified.
-----------------------------------------------------------------------------------------------------------------------------------
LIEUTENANT GENERAL JOHN    Director         Director since May      Partner, IBM Business        7         Director Skybuilt Power
S. FAIRFIELD, USAF (RET.)                   2002. Shall serve as    Consulting Services                    (solar power company)
(05/02/41)                                  Director until his      (Defense), July                        June 2003-present;
                                            resignation, or until   2003-present; Advisor,                 Trustee, Falcon
                                            terminated or until     office of the Secretary                Foundation (private
                                            his successor is        of Defense, Logistics,                 non-profit scholarship
                                            elected and qualified.  January 2004 to present;               foundation)
                                                                    Vice President, DynCorp.
                                                                    (federal government
                                                                    services); formerly,
                                                                    Vice-President, Business
                                                                    Development, Federal
                                                                    Sector (Computer
                                                                    Sciences Corporation),
                                                                    March 2003-July 2003;
                                                                    formerly Director,
                                                                    Quintek.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                           POSITION(S)                                                       FUND COMPLEX  OTHER TRUSTEESHIPS/
                           HELD WITH THE    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)  OVERSEEN BY   DIRECTORSHIPS
NAME, BIRTHDATE            COMPANY          LENGTH OF TIME SERVED   DURING PAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR

DISINTERESTED DIRECTORS (CONTINUED)

BRIGADIER GENERAL HENRY    Director         Director since January  Retired since 1997;          7             N/A
J. SECHLER, USAF (RET.)                     1997. Shall serve as    formerly, Vice President,
(07/23/32)                                  Director until his      General Dynamics Corp.
                                            resignation, or until   (defense contractor)
                                            terminated or until his
                                            successor is elected
                                            and qualified.


INTERESTED DIRECTORS

*GENERAL RALPH E.          Chairman and     Chairman and Director   Active Duty United States    7         Director, National
EBERHART, USAF (RET.)      Director         since December 2004.    Air Force until December               Homeland Defense
(12/26/46)                                  Shall serve as Chairman 2004. President and Chief              Foundation
                                            and Director, until     Executive Officer, Armed
                                            his resignation or      Forces Benefit
                                            termination or until    Association.
                                            his successor is
                                            elected and qualified.
-----------------------------------------------------------------------------------------------------------------------------------
*JOHN A. JOHNSON           President and    President and Director  President, Chief             7             N/A
(10/09/36)                 Director         since January 1997.     Executive Officer,
                                            Shall serve as          Director, 5Star
                                            President and Director  Financial LLC;
                                            until his resignation   President, Chief
                                            or termination or until Executive Officer,
                                            his successor is        Director, AFBA
                                            elected and qualified.  5Star Investment
                                                                    Management Company
                                                                    and AFBA 5Star
                                                                    Securities Company.
-----------------------------------------------------------------------------------------------------------------------------------
*JOHN C. KORNITZER         Director         Director since January  President, Kornitzer         7             N/A
(08/21/45)                                  1997. Shall serve as    Capital Management,
                                            Director until his      Inc. (sub-adviser to
                                            resignation or          the Funds); formerly,
                                            termination or until    Vice President of
                                            his successor is        Investments,
                                            elected and qualified.  Employers Reinsurance
                                                                    Corp.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                           POSITION(S)                                                       FUND COMPLEX  OTHER TRUSTEESHIPS/
                           HELD WITH THE    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)  OVERSEEN BY   DIRECTORSHIPS
NAME, BIRTHDATE            COMPANY          LENGTH OF TIME SERVED   DURING PAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR

OFFICER(S) WHO ARE NOT DIRECTORS

KIMBERLEY E. WOODING       CFO and          CFO since December      Executive Vice President,    N/A           N/A
(05/16/68)                 Treasurer        2000. Treasurer since   Chief Financial Officer
                                            November 1999. Shall    and Director, 5Star
                                            serve as CFO and        Life Insurance Company;
                                            Treasurer at the        Executive Vice President
                                            pleasure of the Board   and Chief Financial
                                            or until her            Officer AFBA 5Star
                                            resignation or          Investment Management
                                            termination or until    Company; Financial/
                                            her successor is        Operations Principal
                                            elected and qualified.  and Chief Financial
                                                                    Officer, AFBA 5Star
                                                                    Securities Company.
-----------------------------------------------------------------------------------------------------------------------------------
ANDREW J. WELLE            Sr. Vice         Sr. Vice President      Vice President of AFBA       N/A           N/A
(10/28/66)                 President and    since January 2005,     5Star Securities
                           Secretary        Vice President since    Company. Director for
                                            December 2000 and       Distribution, AFBA
                                            Secretary since         5Star Investment
                                            July 2003. Shall        Management Company.
                                            serve as Sr. Vice
                                            President and
                                            Secretary at the
                                            pleasure of the
                                            Board or until
                                            his resignation
                                            or termination or
                                            until his successor
                                            is elected or
                                            qualified.
-----------------------------------------------------------------------------------------------------------------------------------
LORRAINE J. LENNON         Vice President   Vice President since    Vice President of            N/A           N/A
(01/26/61)                 Compliance       December 2000. Shall    Compliance, 5Star
                                            serve as Vice President Life Insurance
                                            of Compliance at the    Company, AFBA 5Star
                                            pleasure of the Board   Investment Management
                                            or until her            Company and AFBA
                                            resignation or          5Star Securities
                                            termination or until    Company.
                                            her successor is
                                            elected and qualified.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                           POSITION(S)                                                       FUND COMPLEX  OTHER TRUSTEESHIPS/
                           HELD WITH THE    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)  OVERSEEN BY   DIRECTORSHIPS
NAME, BIRTHDATE            COMPANY          LENGTH OF TIME SERVED   DURING PAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
OFFICER(S) WHO ARE NOT DIRECTORS (CONTINUED)

MAUREEN B. SCANLON         Vice President   Vice President since    Vice President of        N/A           N/A
(09/05/73)                  Finance and     November 2003. Shall    Finance and
                             Controller     serve as Vice           Controller, 5Star
                                            President of Finance    Life Insurance
                                            and Controller at the   Company and AFBA
                                            pleasure of the Board   5Star Investment
                                            or until her            Management Company.
                                            resignation or
                                            termination or until
                                            her successor is
                                            elected and qualified.
-----------------------------------------------------------------------------------------------------------------------------------
SALVATORE FAIA, ESQ., CPA      Chief        Shall serve as Chief    President, Vigilant      7             N/A
(12/25/62)                   Compliance     Compliance Officer      Compliance Services
                              Officer       until his resignation,  (DBA) (from August 15,
                                            or until terminated     2004 to present)
                                            or until his            Senior Legal Counsel,
                                            successor is elected    PFPC Inc. 2002 to 2004;
                                            and qualified.          Chief Legal Counsel,
                                                                    Corviant Corporation
                                                                    (Investment Adviser,
                                                                    Broker/Dealer and
                                                                    Service Provider to
                                                                    Investment Advisers
                                                                    and Separate Accountant
                                                                    Providers) from 2001
                                                                    to 2002; Partner, Pepper
                                                                    Hamilton LLP (law firm)
                                                                    from 1997 to 2001.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. MOORMAN              Assistant      Assistant Vice          Distribution Manager,    N/            N/
(02/26/70)                      Vice        President since         AFBA 5Star Investment
                             President      December 2000.          Management Company.
                                            Shall serve as
                                            Assistant Vice
                                            President at the
                                            pleasure of the
                                            Board or until
                                            his resignation
                                            or termination
                                            or until his
                                            successor is
                                            elected and
                                            qualified.
-----------------------------------------------------------------------------------------------------------------------------------

* GENERAL RALPH E. EBERHART, USAF (RET.) IS CONSIDERED AN INTERESTED PERSON OF THE COMPANY UNDER THE FEDERAL SECURITIES LAWS DUE TO HIS POSITIONS AS AN OFFICER AND/OR CHAIRMAN OF AFBA 5STAR INVESTMENT MANAGEMENT COMPANY, THE MANAGER OF THE FUNDS AND OTHER AFBA 5STAR ENTITIES. JOHN A. JOHNSON'S STATUS AS AN INTERESTED PERSON RESULTS FROM HIS POSITIONS AS AN OFFICER AND/OR DIRECTOR OF AFBA 5STAR INVESTMENT MANAGEMENT COMPANY AND OTHER AFBA 5STAR ENTITIES. JOHN KORNITZER IS CONSIDERED AN INTERESTED PERSON DUE TO HIS POSITION AS PRESIDENT AND MAJOR SHAREHOLDER OF KORNITZER CAPITAL MANAGEMENT, INC., SUB-ADVISER TO THE FUNDS.

The Statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 1-800-243-9865.

BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on January 27, 2005, the Board of Directors, including the Directors who are not parties to the investment advisory or sub-advisory agreements or "interested persons" of any party to the investment advisory or sub-advisory agreements within the meeting of the 1940 Act ("independent Directors"), unanimously approved the continuation of the investment advisory agreement (the "Advisory Agreement") in effect between the AFBA 5Star Investment Management Company (the "Manager"), and the Company and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Manager and Kornitzer Capital Management, Inc. ("KCM") for each Fund for an additional one-year period. In considering the continuation of these agreements, the Board reviewed information provided to it by the Manager, KCM, and independent third parties, including the comparative advisory fees and expenses of each Fund with information for comparable funds, the comparative performance of each Fund to funds with comparable investment objectives and comparable benchmark indices. The independent Directors also met in executive session with counsel to discuss their fiduciary duties and the relevant factors they should consider during their evaluation.

The independent Directors concluded that personnel and structure of the Manager was sufficient for the management of the Funds and that the Manager's historical performance of services for the Funds was valuable to the Funds and in the Funds' best interests. The Board also considered the financial situation of the Manager, including the fact that the Manager recently received a $2 million capital infusion that would be used to support its efforts on behalf of the Funds. The Board noted that the Funds benefited from the commitment of the Manager to enhancing distribution; the accessibility to AFBA members, military personnel and the wholesale force; and the use of the AFBA name.

With respect to the Sub-Advisory Agreement, the independent Directors focused on the high quality of the services provided by the Sub-Advisor to the Funds over the long term, the quality and continuity of the key portfolio management team and investment staff; the growth in the analyst ranks, and the reputational benefits derived from the Funds' association with KCM. Specifically, the Directors believed that Funds would benefit from the likelihood that investors would seek out the Funds in part due to the reputation of the Sub-Advisor and the portfolio management team.

With respect to the investment performance of the Funds, the Board was satisfied with each Fund's performance relative to its index benchmark and comparative fund peer group. Based on these considerations, the Board determined that the Manager and KCM have provided and would be able to continue to provide services of a quality and nature that is satisfactory to the Board.

Regarding the costs of the services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds, the Directors considered the fact that the Manager has historically subsidized the operations of the Funds at competitive expense levels and had contractually agreed to continue the subsidy for an additional year. The Directors did not compare the Funds' fees to fees the Manager charges to other accounts because the Funds are the Manager's only advisory clients. The Directors compared the advisory fees and the overall expense ratios of each of the Funds to those of similar funds and determined that the fees as well as the overall expenses were competitive and therefore reasonable.

Regarding potential economies of scale, the Directors noted that the Funds' advisory fees do not currently have breakpoints in place. The Manager explained that economies of scale have not yet been realized to an extent that would necessitate the consideration of breakpoints, the manager also explained that such economies of scale would not likely be experienced in the near future due to the Funds' small asset size, but fee breakpoints would be considered if significant increases in assets provide opportunities to experience economies of scale. The Board took the Manager's representation into consideration. In voting unanimously to approve the Advisory Agreement and Sub-Advisory Agreement, the Directors considered all relevant factors. The Directors indicated that they had received adequate information and were able to conclude that the continuation of the Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders.

AFBA 5STAR FUND, INC.

AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR HIGH YIELD FUND
AFBA 5STAR USA GLOBAL FUND
AFBA 5STAR SCIENCE &
   TECHNOLOGY FUND
AFBA 5STAR SMAL LCAP FUND
AFBA 5STAR MID CAP FUND

[LOGO OMITTED]

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
909 N. Washington Street
Alexandria, VA  22314
1-800-243-9865
www.afba.com

SHAREHOLDER INQUIRIES 1-888-578-2733

BB10432                                                   5/03        ADOR12-05

Item 2. Code of Ethics.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) There have been amendments, during the period covered by this report, to provisions of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code has been amended to describe in detail the standards of honest and ethical conduct and includes the steps that should be taken to ensure full, fair and accurate disclosure in financial reports filed by the registrant.

      (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that Brigadier General Henry
J. Sechler is qualified to serve as an audit committee financial expert. General Sechler serves on the registrant's boards' audit committee and he is "independent" under the standards set forth in Item 3 of Form N-CSR.


Item 4. Principal Accountant Fees and Services.

Audit Fees

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,600 for 2005 and $89,600 for 2004.

Audit-Related Fees

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,700 in 2005 and $26,600 for 2004.

All Other Fees

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee has not established pre-approval policies and procedures. The Audit Committee Charter provides that the Audit Committee shall approve, prior to appointment, the engagement of the independent auditor to audit and provide their opinion on the registrant's financial statements, and to provide other audit services to the registrant or non-audit services to the registrant, its investment adviser, its sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant and review and approve the fees proposed to be charged to the registrant by the independent auditors for each audit and non-audit service. The Audit Committee has the power to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review and oversight.


   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c)  100%

                           (d) N/A

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

      (h)  Not applicable.



Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

   (a)(1) Amended Code of Ethics that is the subject of disclosure required by
          Item 2 is attached hereto.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
          Section  302 of the  Sarbanes-Oxley Act of 2002 are attached hereto.

      (b) Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) AFBA 5Star Fund, Inc.

By (Signature and Title)           /s/ John A. Johnson
                                   ---------------------------------------------
                                   John A. Johnson, Chief Executive Officer
                                   (principal executive officer)

Date: May 27, 2005
    ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)           /s/ John A. Johnson
                                   ---------------------------------------------
                                   John A. Johnson, Chief Executive Officer
                                   (principal executive officer)

Date: May 27, 2005
    ----------------


By (Signature and Title)           /s/ Kimberley E. Wooding
                                   ---------------------------------------------
                                   Kimberley E. Wooding, Chief Financial Officer
                                   (principal financial officer)

Date: May 27, 2005
    ----------------